As filed with the Securities and Exchange Commission on April 24, 2020
Registration No. 333-149421
811-04113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 18
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 326

John Hancock Life Insurance Company (U.S.A.) Separate Account H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
(Exact name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Depositor)

(617) 663-3000
(Depositor’s Telephone Number Including Area Code)

Copy to:
38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)
Title of Securities Being Registered: Variable Annuity Insurance Contracts
It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] On

  pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Guaranteed Income for Life (GIFL)
Rollover Variable Annuity IRA
PROSPECTUS
Exclusively available for 401(k) plan participants with the
John Hancock GIFL in-plan benefit in-plan benefit

GIFL Rollover Variable Annuity Prospectus

April 27, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

GIFL Rollover Variable Annuity Prospectus

April 27, 2020
This Prospectus describes interests in GIFL Rollover flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Rollover Variable Annuity Contract for the name of your issuing Company.
We offer the Contracts to participants who wish to roll over distributions from a GIFL Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) lifetime income benefit feature to a traditional IRA or to a Roth IRA. In addition to such rollover distributions, those participants may roll over eligible distributions from other tax-qualified retirement plans not funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature.
Variable Investment Options. When you purchase a Contract, you invest your GIFL Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:
JOHN HANCOCK VARIABLE INSURANCE TRUST
Investment Quality Bond Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
Managed Volatility Growth Portfolio
Managed Volatility Moderate Portfolio
Money Market Trust1
Total Bond Market Trust
Ultra Short Term Bond Trust

[1]	For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:		For Applications Only:
200 Berkeley Street, 5th Floor Boston, MA 02116 (888) 695-4472		200 Berkeley Street, 5th Floor Boston, MA 02116 (888) 695-4472
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road, STE. 55444 Canton, MA 02021-2809 (800) 344-1029 www.jhannuities.com	PO Box 55444 Boston, MA 02205-5444	30 Dan Road, STE. 55444 Canton, MA 02021-2809 (800) 344-1029 www.jhannuities.com	PO Box 55445 Boston, MA 02205-5444
0420:RO GPPRO	GIFL Rollover

ii

I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the older of the Annuitant and any co- Annuitant turns age 95.
Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.
Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 200 Berkeley Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road, Ste. 55444, Canton, MA 02021-2809.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Co-Annuitant: The Annuitant’s Spouse is named as a co-Annuitant if the Spousal Lifetime Income Amount is elected. In that case, the co-Annuitant’s life is used in addition to the Annuitant’s life to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock USA or John Hancock New York, as applicable.
Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.
Continuation Single Life Lifetime Income Amount: The amount that we guarantee to be available each Contract Year after the Lifetime Income Date for withdrawal prior to the Annuity Commencement Date, in cases where: (1) the GIFL Retirement Plan participant dies in-plan (i.e., while still enrolled) and the surviving Spouse elects an IRA Rollover; or (2) where the participant and Spouse elect a Spousal Lifetime Income Amount in-plan, the Spouse dies prior to rollover, and the participant elects an IRA Rollover. In each case, the surviving Spouse is the Owner and Annuitant of the Contract. The Continuation Single Life Lifetime Income Amount is guaranteed for the life of the surviving Spouse at a rate of 4.5%.
Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.
1

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.
Excess Withdrawal: A term used to describe a withdrawal that exceeds the Lifetime Income Amount and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “Impact of Withdrawals after the Lifetime Income Date” in “V. Description of the Contract” for more details.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
GIFL Account Value: The portion of the account value in a GIFL Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.
GIFL Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life rider.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Guaranteed Income for Life (“GIFL”): The guaranteed minimum withdrawal benefit, provided in the Contract. We guarantee that we will make a Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract (or you and your Spouse are co-Annuitants under the Spousal benefit). For more information on this benefit, please see “Guaranteed Income for Life Provisions” in “V. Description of the Contract.”
IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or established under section 408A of the Code (“Roth IRA”).
IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Retirement Plan.
Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “Guaranteed Income for Life Provisions – Calculation of the Lifetime Income Amount” in “V. Description of the Contract” for more details.
Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “Guaranteed Income for Life Provisions – Determination of the Lifetime Income Date” in “V. Description of the Contract” for more details.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
2

Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. If the Owner is an individual, the Owner and the Annuitant must be the same person.
Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contract.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract. The initial Purchase Payment must include a distribution of the GIFL Account Value.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.
Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – Guaranteed Income for Life Provisions” for more details.
Step-Up Date: The date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Transferred Benefit Base: The amount of a Benefit Base for a Guaranteed Income for Life guarantee under a group annuity contract that we issue to fund a GIFL Retirement Plan. The Transferred Benefit Base represents your Benefit Base amount under such group annuity contract that you intend to transfer to a Contract as part of an IRA Rollover.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
3

II.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in the Prospectus.
What kind of Contract is described in this Prospectus?
The Contract is a flexible Purchase Payment individual deferred Variable Annuity contract between you and the Company. The Contract may be purchased only as an IRA Rollover, funded by distributions from your GIFL Retirement Plan. “Deferred” means payments by a Company, beginning on a future date under the Contract. “Variable” means your investment amounts in the Contract may increase or decrease in value daily based upon your Contract’s Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. The Contract also provides a guaranteed minimum withdrawal benefit. We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities.
We use the word “Contract” in this Prospectus to refer to both a certificate issued under a group contract in New York and the individual contracts we issue outside of New York.
The Contract contains fees, Investment Options, GIFL benefits and limitations that may differ from the Guaranteed Income for Life feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.
Who is issuing my Contract?
Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.
Why should I consider purchasing the Contract?
The GIFL IRA Rollover Variable Annuity Contract permits you to invest a distribution from your GIFL Account Value in a Variable Annuity Contract that you intend to use as a traditional IRA or a Roth IRA. We designed the Contract to provide you with a reliable source of income for life:
•	you can transfer the Lifetime Income Amount protection we provided under your employer’s retirement plan;
•	we guarantee a Lifetime Income Amount under the Contract for annual withdrawals during your retirement years (please read “V. Description of the Contract – Guaranteed Income for Life Provisions” for more information);
•	you can invest in the Portfolios we make available under the Contract and possibly increase your Lifetime Income Amount through Step-Ups to reflect investment performance.
In addition to providing access to diversified Investment Options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of annuity payments. Under the Contract, you make one or more Purchase Payments to a Company for the period prior to the Annuity Commencement Date. Your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Contract’s Annuity Commencement Date, you can receive one or more annuity payments under the Contract. Your Contract Value and the amounts of annuity payments are variable, based on your investment choices.
We will pay the proceeds of the Contract to your Beneficiary if you die prior to the Annuity Commencement Date, which is described in this Prospectus under “Distribution at Death of Annuitant.” We offer Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to you.
4

Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may decrease the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. You should carefully consider your liquidity needs before purchasing a Contract.
How can I invest money in the Contract?
We use the term “Purchase Payment” to refer to the investments you make in the Contract. Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. In addition, if you are the surviving Spouse of a GIFL Retirement Plan participant, you are permitted to roll over your GIFL plan benefits to a Contract.
Generally, we will issue a Contract as a traditional IRA. However, if you request otherwise or if your initial Purchase Payment is from your GIFL Retirement Plan Roth Account, we will issue a Contract as a Roth IRA. After that, you may make Additional Purchase Payments, including IRA Rollovers, subject to certain tax qualification rules and our limits on Additional Purchase Payments. For example, under current rules, distributions from another retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to the Contract issued as a Roth IRA.
We restrict Purchase Payments made after the first Contract Anniversary to $25,000 measured over the life of the Contract, unless otherwise approved by us. No Additional Purchase Payments will be allowed on or after the 81st birthday of the older of the Annuitant and any co-Annuitant. See “V. Description of the Contract – Purchase Payments” for more details.
What charges do I pay under the Contract?
Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a Guaranteed Income for Life fee, based on the Contract’s Benefit Base. We may also use amounts derived from the charges for payment of distribution expenses. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment.
What are my investment choices?
You may invest in any of the Variable Investment Options (subject to the restrictions on the Money Market Investment Option, described below). Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you invest in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.
If you would prefer a broader range of investment options, you (and your financial representative) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.
Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not
5

permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option.
*	For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.
How can I change my investment choices?
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.
Transfers Among Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers after Annuity Commencement Date.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to restrict Investment Options at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.
If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.
What is my Contract Guarantee?
We designed the Contract to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live. In most cases, you may elect to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount. We describe the Spousal Lifetime Income Amount in more detail in the “Guaranteed Income for Life Provisions” section of the Prospectus.
6

You could lose benefits if your annual withdrawal amounts exceed the Lifetime Income Amount. We may reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining “Benefit Base” to zero.
The Contract permits you to choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:
•	you take any withdrawals before the Lifetime Income Date, or
•	your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount.
We will pay guaranteed minimum withdrawal benefits automatically during the “Settlement Phase” that we describe in the “Guaranteed Income for Life Provisions” section of the Prospectus.
How do you determine the initial Lifetime Income Amount?
That will depend on the type of Lifetime Income Amount provided in your Contract. If you start taking withdrawals on the Lifetime Income Date, the Lifetime Income Amount will equal:
•	5% of the Benefit Base for a Single Life Lifetime Income Amount; or
•	4.5% of the Benefit Base for a Continuation Single Life Lifetime Income Amount; or
•	4.5% of the Benefit Base for a Spousal Lifetime Income Amount.
We will issue a Contract to reflect any minimum guaranteed withdrawal benefit that you may have established in your GIFL Retirement Plan. We will issue you a Contract with a 5% Single Life Lifetime Income Amount if you had established, or were the beneficiary of, an account under your GIFL Retirement Plan that:
•	was covered by our single life minimum guaranteed withdrawal benefit; or
•	was covered by a Spousal minimum guaranteed withdrawal benefit but subsequently split and changed to two “single life” accounts in connection with a divorce or a legal separation.
We will issue you a Contract with a 4.5% Continuation Single Life Lifetime Income Amount if you had established, or were the beneficiary of, a GIFL Retirement Plan account that was covered by a Spousal guarantee and:
•	you are a surviving Spouse of a former participant under a GIFL Retirement Plan; or
•	you are a participant under a GIFL Retirement Plan and your Spouse has died.
We will issue you a Contract with the 4.5% Spousal Lifetime Income Amount if you have established a GIFL Retirement Plan account that is covered by a Spousal guarantee and:
•	you and your Spouse are still alive and married when we issue a Contract; and
•	you name your Spouse as a “co-Annuitant” in the Contract you purchase.
If you have not established the minimum guaranteed withdrawal benefit in your GIFL Retirement Plan, we will allow you to select a Single Lifetime Income Amount or a Spousal Lifetime Income Amount until the Lifetime Income Date. If you defer taking withdrawals on and after the Lifetime Income Date, you can defer making your election between a Single Life Lifetime Income Amount and a Spousal Lifetime Income Amount.
We may reduce the initial Lifetime Income Amount if your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount applicable to your Contract. We may increase or “step up” the guaranteed minimum withdrawal benefit amounts on Anniversary Dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept.
Please read “V. Description of the Contract – Lifetime Income Provisions” for additional information on the calculation of Lifetime Income Amounts.
7

When do you determine the initial Lifetime Income Amount?
We determine the initial Lifetime Income Amount on the Lifetime Income Date applicable to your Contract. The Lifetime Income Date under your Contract will be either the date we issue your Contract or an anniversary of that date. We determine the Lifetime Income Date based on:
1.  a minimum age of (a) 59½ for a Single Life or Continuation Single Life Lifetime Income Amount; or (b) 59½ for the younger of you and your Spouse for a Spousal Lifetime Income Amount; and
2.  a “holding period” of up to 5 Contract Years. The Lifetime Income Date will not occur, and we will not determine a Lifetime Income Amount, unless your Contract remains in force throughout the holding period. We will reduce the holding period to reflect the holding period that you satisfied while you were a participant in a GIFL Retirement Plan if: (a) you purchase a Contract with a distribution from the GIFL Retirement Plan; and (b) the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base. If you are a surviving Spouse of a deceased participant, the holding period will reflect the holding period your Spouse satisfied while he or she was a participant in the plan. We reserve the right to reset the holding period (i.e., impose a new holding period of up to 5 Contract Years) if you make an Additional Purchase Payment that exceeds 20% of the Benefit Base at the time of payment, or causes the total of all Purchase Payments in that Contract Year to exceed 20% of the Benefit Base. We will not reset the holding period, however, if you make an Additional Purchase Payment after the Lifetime Income Date.
Example: Assume that you purchase a GIFL IRA Rollover Variable Annuity Contract on May 1, 2017 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Retirement Plan was scheduled to end on May 31, 2017. Your Lifetime Income Date for GIFL is May 1, 2018, the Contract Anniversary after you have satisfied both the age and holding period requirement. If you purchase the GIFL IRA Rollover Variable Annuity Contract on June 1, 2017, your Lifetime Income Date will be June 1, 2017 since both requirements were satisfied prior to the date that the Contract was purchased.
Please read “Purchase Payments” and “Lifetime Income Provisions” in “V. Description of the Contract” for additional information on the holding period and the Lifetime Income Date.
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);
•	payment of any death proceeds; and
•	periodic payments under one of our annuity payment options.
How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;
•	the rules governing distributions from a traditional IRA or Roth IRA; and
•	the circumstances under which the payments are made.
The Code does not permit Contracts issued to qualify as traditional IRAs or Roth IRAs to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59½. Traditional IRAs are subject to minimum distribution requirements beginning in the year after the year a taxpayer turns age 70½, and both traditional IRAs and Roth IRAs are subject to requirements for death benefit distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Account Value into a Contract, or on any earnings under the Contract.
8

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the Investment Options, protection through living guarantees and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.
We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional regarding the suitability of the Contract.
Can I return my Contract?
In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).
Will I receive a Transaction Confirmation?
We will send you a confirmation statement for certain transactions in your Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report immediately any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
9

III.  Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Rollover Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.
The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0
[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).
[2]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.
Periodic Fees and Expenses Other Than Portfolio Expenses
Annual Contract Fee	None
Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.20%
Total Annual Separate Account Expenses	0.35%
Guaranteed Income for Life Fee[3]
Maximum Fee	0.65%
Current Fee	0.35%
[1]	A daily charge reflected as an annualized percentage of the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[3]	Amount shown is an annual percentage based on the Benefit Base. We reserve the right to increase the fee on Step-Up. You can opt out of a Step-Up in that case, and can opt in for future Step-Ups.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2019)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.51%	1.02%
MFC, serves as principal underwriter of the Contracts. Contracts
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.
10

Example 1: Maximum Portfolio operating expenses
The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum Guaranteed Income for Life fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “steps up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$204	$631	$1,084	$2,335
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$204	$631	$1,084	$2,335
Example 2: Minimum Portfolio operating expenses
The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$153	$474	$818	$1,788
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$153	$474	$818	$1,788
Example 3: Minimum Portfolio operating expenses
The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$123	$382	$662	$1,457
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$123	$382	$662	$1,457
11

Portfolio Expenses
The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2018, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.
Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Investment Quality Bond
Series II	0.60%	0.25%	0.08%	—	0.93%	-0.01% [2]	0.92%
Lifestyle Balanced Portfolio
Series II	0.04%	0.25%	0.03%	0.55%	0.87% [3]	0.00%	0.87%
Lifestyle Conservative Portfolio
Series II	0.04%	0.25%	0.07%	0.56%	0.92% [3]	-0.03% [4]	0.89%
Lifestyle Growth Portfolio
Series II	0.04%	0.25%	0.02%	0.54%	0.85% [3]	0.00%	0.85%
Lifestyle Moderate Portfolio
Series II	0.04%	0.25%	0.05%	0.55%	0.89% [3]	-0.01% [4]	0.88%
Managed Volatility Balanced Portfolio
Series II	0.08%	0.25%	0.02%	0.62%	0.97% [3]	-0.02% [5]	0.95%
Managed Volatility Conservative Portfolio
Series II	0.07%	0.25%	0.03%	0.59%	0.94% [3]	-0.03% [5]	0.91%
Managed Volatility Growth Portfolio
Series II	0.08%	0.25%	0.02%	0.65%	1.00% [3]	-0.02% [5]	0.98%
Managed Volatility Moderate Portfolio
Series II	0.07%	0.25%	0.02%	0.61%	0.95% [3]	-0.02% [5]	0.93%
Money Market[6]
Series II	0.38%	0.25%	0.04%	—	0.67%	-0.14% [7,8]	0.53%
Total Bond Market
Series II	0.47%	0.25%	0.05%	0.01%	0.78% [3]	-0.27% [7,8]	0.51%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.08%	—	0.88%	-0.01% [2]	0.87%
[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.
[2]	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
[3]	The “Total Annual Operating Expenses” shown may not correlate to the Portfolio's ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”
[4]	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.00% of the average daily net assets (on an annualized basis) of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2021 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
[5]	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.00% of the average daily net assets (on an annualized basis) of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s
12

business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2021 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
[6]	For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.
[7]	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.28% of average net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
[8]	The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.
13

IV.  General Information about Us,
the Separate Accounts and the Portfolios
The Companies
Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.
We reserve the right, subject to compliance with applicable law; to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company,
14

may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.
We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.
The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.
15

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open- end management investment company. John Hancock Variable Trust Advisers, LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2019, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios
16

are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Investment Options.
The Portfolios pay us or certain of our affiliates, compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.
Funds of Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.
Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio Series II	Manulife Investment Management (US) LLC	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
17

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Managed Volatility Conservative Portfolio Series II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio Series II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Money Market Trust Series II	Manulife Investment Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Total Bond Market Trust Series II	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. Your financial representative gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.
Voting Interest
We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.
18

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
19

V.  Description of the Contract
Eligibility
The Contract may be purchased only as an IRA Rollover, funded by distributions from a GIFL Retirement Plan.
We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.
When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.
General Contract Provisions Prior to the Annuity Commencement Date
Purchase Payments
Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. After that, and subject to eligibility and our restrictions, you may continue your IRA contributions or make Additional Purchase Payments either through an IRA Rollover from a tax-qualified retirement plan in which you participate, or directly to our Annuities Service Center. (Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.)
We usually restrict the total amount of Additional Purchase Payments you make after the first Contract Anniversary to $25,000 measured over the life of the Contract, but we may approve a higher amount. We do not permit you to make Additional Purchase Payments (other than the initial Purchase Payment) on or after the oldest Annuitant’s or co-Annuitant’s 81st birthday. All Purchase Payments must be in U.S. dollars.
You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone and electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below). Please consult with your own qualified tax professional regarding any payment limits under your IRA.
New Holding Period for Certain Additional Purchase Payments. We reserve the right to reset the “holding period” if you make an Additional Purchase Payment on or before the Lifetime Income Date, and either:
•	the Additional Purchase Payment exceeds 20% of your Benefit Base at the time of payment; or
•	the Additional Purchase Payment, when combined with all other Purchase Payments you make during that Contract Year, exceeds 20% of your Benefit Base.
This means that we can change and defer the Lifetime Income Date, and defer our guarantee of a Lifetime Income Amount, for up to 5 Contract Years from the date you make an Additional Purchase Payment that exceeds the limits described above.
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Options by dividing (i) the amount allocated to that Investment Option by (ii) the value of an accumulation unit for that Investment Option we next compute after a purchase transaction is complete.
We credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is
20

received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.
Transfers Among Investment Options
Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Option from which you transfer amounts and we will credit accumulation units to the Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Option. If after the transfer the amount remaining in the Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.
21

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions – Transfers after Annuity Commencement Date”). Under each Separate Account’s policy and procedures, Contract Owners may transfer to the Ultra Short Term Bond Investment Option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.
Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain
22

a minimum balance in that Option. If you are enrolled in an Asset Rebalancing Program that includes the scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).
*For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.
Telephone and Electronic Transactions
We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.
23

We will permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Please consult with your financial representative to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Investment Option equal in value to the amount withdrawn from that Investment Option.
When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.
We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey*)
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal request; or
•	you are requesting a withdrawal in the amount of $250,000 or greater.
24

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “Guaranteed Income for Life Provisions” section that follows.
Guaranteed Income for Life Provisions
Overview
The Contract provides a guaranteed minimum withdrawal benefit. This benefit provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals of Contract Value to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.
Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may reduce the Lifetime Income Amount, however if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value.
Determination of the Lifetime Income Date
Single Life and Continuation Single Life Lifetime Income Amounts. Under a Single Life or a Continuation Single Life form of Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:
•	you, the Annuitant, are age 59½ or older at that time; and
•	you (or your decedent Spouse) were a participant in your employer’s GIFL Retirement Plan and completed the “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your (or your decedent Spouse’s) account in that plan; and
•	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.
In all other cases, the earliest Lifetime Income Date for a Single Life form of Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:
•	you, the Annuitant, are age 59½; and
•	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.
We may change the earliest Lifetime Income Date if you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount. Please read the following section for more information.
25

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:
•	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59½ or older at that time; and
•	you were a participant in your employer’s GIFL Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account; and
•	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.
In all other cases, the earliest Lifetime Income Date for a Spousal Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:
•	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59½ or older; and
•	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.
We may change the Lifetime Income Date if you change a Spousal Lifetime Income Amount to a Single Life Lifetime Income Amount. Please read “Choosing a Single Life, Continuation Single Life or a Spousal Lifetime Income Amount,” below, for more information.
Deferral of Lifetime Income Date. You may defer a Lifetime Income Date if you defer taking any withdrawals on or after the earliest Lifetime Income Date. If you do, you may continue to change from a Single Life (but not from a Continuation Single Life) to a Spousal Lifetime Income Amount until you take a withdrawal, as described in the following section.
We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.
Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount
At Issue. You select a Single Life, Continuation Single Life or Spousal form of Lifetime Income Amount when you purchase a Contract.
You can select a Single Life Lifetime Income Amount (i.e., 5% of the Benefit Base) if:
•	you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit; or
•	you are the Annuitant under the Contract; and
•	you had established an account in your GIFL Retirement Plan that was covered by a Spousal minimum guaranteed withdrawal benefit, and
•	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and
•	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase; and
•	you are not eligible for a Continuation Single Life Lifetime Income Amount.
You can select a Continuation Single Life Lifetime Income Amount (i.e., 4.5% of the Benefit Base) if:
•	you are the Annuitant under the Contract; and either
•	you are a surviving Spouse of a former participant under a GIFL Retirement Plan and the beneficiary of a GIFL Retirement Plan account that was covered by a Spousal guarantee; or
•	you are a former participant under a GIFL Retirement Plan that was covered by a Spousal guarantee and your Spouse has died.
26

You can select a Spousal Lifetime Income Amount if:
•	you are the Annuitant under the Contract; and
•	your Spouse is the co-Annuitant under the Contract; and
•	you did not establish a single-life minimum guaranteed withdrawal benefit in your GIFL Retirement Plan.
Before the Lifetime Income Date. You can change a Single Life Lifetime Income Amount designation to a Spousal Lifetime Income Amount designation before the Lifetime Income Date if:
•	you are the Annuitant under the Contract at the time of change; and
•	you add your current Spouse as a co-Annuitant to the Contract at the time of change.
If you make this change, we will change the Lifetime Income Date if your Spouse is under age 59½ and younger than you. The new Lifetime Income Date will reflect the Contract Anniversary on or immediately following the date your Spouse is 59½ and you have satisfied any remaining holding period under the Contract.
You can change a Spousal Lifetime Income Amount designation to a Single Life Lifetime Income Amount designation before the Lifetime Income Date if:
•	the Lifetime Income Amount had not been determined under your employer’s GIFL Retirement Plan for you or for any former, current or decedent Spouse of yours that was covered by a Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit that we provide; and
•	you are the Annuitant under the Contract at the time of change and you remove the co-Annuitant from the Contract.
If you make any change from a Spousal Lifetime Income Amount and remove the co-Annuitant from the Contract, we will change the Lifetime Income Date if the co-Annuitant is under age 59½ and younger than you. We will determine the new Lifetime Income Date based on your age and any remaining holding period under the Contract.
You can change your designation by contacting the Annuities Service Center and completing any forms that we may require.
After the Lifetime Income Date. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the Lifetime Income Date only if you defer making any withdrawals on or after that date. If you do, you can change your designation up until the date you take a withdrawal. We describe how to change Lifetime Income Amount designations in the preceding section.
You may select a Spousal Lifetime Income Amount only before you take a withdrawal from the Contract. If you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).
Calculation of the Lifetime Income Amount
We calculate the Lifetime Income Amount as a percentage of the Benefit Base under your Contract. The Lifetime Income Amount differs between a Single Life, Continuation Single Life and Spousal form of Lifetime Income Amount:
•	the Single Life Lifetime Income Amount equals 5.0% of the Benefit Base;
•	the Continuation Single Life Lifetime Income Amount equals 4.5% of the Benefit Base; and
•	the Spousal Lifetime Income Amount equals 4.5% of the Benefit Base.
We issue Contracts with a 4.5% Continuation Single Life Lifetime Income Amount where:
•	the Annuitant is a surviving Spouse of a former participant under a GIFL Retirement Plan; or
•	the Annuitant is a former participant under a GIFL Retirement Plan, and has received distributions from that plan that were covered, in whole or in part, by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit.
We calculate an initial Benefit Base on the date we issue a Contract. We first calculate the Lifetime Income Amount on the earliest Lifetime Income Date. We recalculate and reduce the Benefit Base and Lifetime Income Amount if you take annual withdrawals that exceed the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date.
27

We may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value. We also may recalculate the Lifetime Income Amount if you defer the earliest Lifetime Income Date and change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.
We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Step-Ups and Additional Purchase Payments. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.
Increases in the Guaranteed Income for Life Feature
Impact of Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the amount of the Additional Purchase Payment. We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment to your Contract, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:
•	the excess, if any, of the Additional Purchase Payment over
•	the amount of your withdrawals reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last date we reduced the Benefit Base because of a withdrawal, the last Step-Up Date, or the Lifetime Income Date).
If a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will increase the Lifetime Income Amount. The new Lifetime Income Amount will equal:
•	(for Single Life Lifetime Income Amounts) 5% of the Benefit Base in effect immediately after the Purchase Payment; or
•	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the Benefit Base in effect immediately after the Purchase Payment.
Please read “Calculation of the Lifetime Income Amount,” above, for more information.
Step-Ups. On the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary (Step-Up Dates), we compare your Contract Value to the Benefit Base and the Lifetime Income Amount. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase (“step up”) the Benefit Base to equal the Contract Value. We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the corresponding amount that we deduct for the Guaranteed Income for Life guarantee (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”).
The new Lifetime Income Amount will equal:
•	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base value after the Step-Up; or
•	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base value after the Step-Up.
Please read “Calculation of the Lifetime Income Amount,” above, for more information.
Since the Guaranteed Income for Life fee is a percentage of the Benefit Base, we will increase the amount of the Guaranteed Income for Life fee after a Step-Up to reflect the new Benefit Base. We also reserve the right to increase the rate of the Guaranteed Income for Life fee up to a maximum rate of 0.65%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”). If you decline the Step-Up, the fee rate will not be increased.
If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
28

Impact of Withdrawals before the Lifetime Income Date
Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the withdrawal amount.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
EXAMPLE: Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you are under age 59½ at time of purchase, the Lifetime Income Date will not occur until the Contract Anniversary following the date you become 59½.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.
If you take any withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the Lifetime Income Amount on the Lifetime Income Date. If your Contract Value and your Benefit Base decline to zero before the Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee. (See “Settlement Phase,” below.)
Impact of Withdrawals after the Lifetime Income Date
After the Lifetime Income Date, you may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. Each time we reduce the Benefit Base, we also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount equals:
•	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base; or
•	(for Spousal Lifetime Income Amounts and Continuation Single Life Lifetime Income Amounts) 4.50% of the new Benefit Base.
In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. Please see Appendix A: “Guaranteed Income for Life Examples” for the impact of withdrawals after the Lifetime Income Date.
In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken after the Lifetime Income Date as “Life Expectancy Distributions” under an automatic distribution program provided by us (see “Life Expectancy Distribution Program” below).
The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the Guaranteed Income for Life benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The Guaranteed Income for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.
We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.
29

We reduce your Contract Value and the death proceeds each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.
Tax Considerations
See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.
Pre-Authorized Withdrawals – The Income Made Easy Program
You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.
The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request. Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:
•	you select option A or B; and
•	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and if you take withdrawals before age 59½, a 10% penalty tax; and
•	reduce the death proceeds.
If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program.
Life Expectancy Distribution Program
You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code section 401(a)(9), section 408(a)(6), section 408(b)(3), or section 408A(c)(5), as the case may be (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters – Contributions to a traditional IRA – Required Minimum Distributions.”
If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).
Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s proportional share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with your own qualified tax professional.
30

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and Contract Value. In addition, if you purchase a Contract before the Annuitant turns age 59½ (the younger of the Annuitant and co-Annuitant for the Spousal Lifetime Income Amount), and you take any withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. After the Lifetime Income Date, however, we will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract’s “Settlement Phase,” however, if the Lifetime Income Amount is greater than zero and the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.
Settlement Phase
We will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during a Contract’s “Settlement Phase.” The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Contract will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.
During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract terminate. We will not accept Additional Purchase Payments, make any Step-Ups or deduct the Guaranteed Income for Life fee during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:
•	If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living.
•	If you purchased a Contract before the Annuitant turned age 59½ (or the younger of the Annuitant and co-Annuitant under the Spousal Lifetime Income Amount), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount (i.e., either 4.5% or 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Distribution at Death of Annuitant
The Contracts described in this Prospectus provide for the distribution of the Contract Value if the Annuitant dies before the Maturity Date.
Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.
31

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, please seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.
For Single Life Contracts, we will pay the death proceeds to the Beneficiary if the Annuitant dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving co-Annuitant, that co-Annuitant will be deemed to be the Beneficiary.
Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven calendar days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:
•	The Beneficiary will become the Owner/Annuitant.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.
Impact of Death Proceeds on Guaranteed Income for Life Feature
The Guaranteed Income for Life feature ends if the Beneficiary takes the death proceeds payable prior to the Annuity Commencement Date as a lump sum. Under certain other circumstances, the Guaranteed Income for Life feature may continue if the Beneficiary elects not to take the death proceeds as a lump sum.
Circumstances when coverage ends. If the Beneficiary continues a Contract in force following the death of the Annuitant, coverage under the Guaranteed Income for Life feature ends:
•	for Single Life and Continuation Single Life Lifetime Income Amount.
•	for Spousal Lifetime Income Amount if the deceased is the last of the Annuitant and co-Annuitant to die.

32

If a Beneficiary is:		Then THE GUARANTEED INCOME FOR LIFE:
1.	The deceased Annuitant’s Spouse and the Annuitant dies prior to the first withdrawal on or after the Lifetime Income Date	-	continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
2.	The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is the co-Annuitant	-	continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
3.	The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is not the co-Annuitant	-	ends without any further benefit.
4.	Not the deceased Annuitant’s Spouse	-	ends without any further benefit.
If the Guaranteed Income for Life feature continues, the Benefit Base will continue to be eligible for any remaining Step-Ups, but we may change the date we determine and apply these Step-Ups (including any adjustment to the Guaranteed Income for Life fee) to future anniversaries of the date we determined the death proceeds.
Examples. Please refer to Appendix A for hypothetical examples that illustrate the benefit.
Death of Annuitant or co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the Guaranteed Income for Life fee.
Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero.
Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:
•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the Guaranteed Income for Life feature in most cases; and
•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the Guaranteed Income for Life benefit will terminate.
Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that Guaranteed Income for Life benefit:
•	(for Single Life and Continuation Single Life Lifetime Income Amounts Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
•	(for Spousal Lifetime Income Amount Contracts) If the first death of the Annuitant and co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

33

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.
Annuitization Provisions
General
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:
•	you will no longer have access to the Contract Value applied to the Annuity Option; and
•	we may not change the Annuity Option or the form of settlement.
The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.
Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). Please consult with a qualified tax professional for information about potential adverse tax consequences for failure to take distributions.
Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.
You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.
Annuity Options
If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1: Lifetime Income Amount (LIA) with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co- Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the LIA on the Annuity Commencement Date, if any; or
34

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.
Option 2: Joint & Survivor LIA with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the LIA on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)
Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.
Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co- Annuitant die during the 5-year period.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under the Contract.
Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds (see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the death proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are currently using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the rates based on current interest and mortality that we are currently offering for other similar options. We guarantee the dollar amount of Fixed Annuity payments.
We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the
35

first annuity payment from each Investment Option by the Annuity Unit value of that Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contract’s administration fee from each annuity payment.
We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.36%.
Transfers after Annuity Commencement Date
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Distributions upon Death of Annuitant after Annuity Commencement Date
If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
Other Contract Provisions
Initial Inspection Period. You may cancel the Contract by returning it to our Annuities Service Center or to your financial representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.
The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.
36

(Applicable to Contracts issued in California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.
Ownership
All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.
You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.
Annuitant
The Annuitant is the natural person whose life is used to determine eligibility and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.
Co-Annuitant
If the Spousal Lifetime Income Amount is elected, the Annuitant’s Spouse must be named as a co-Annuitant. The Annuitant’s and co- Annuitant’s lives are used to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.
Beneficiary
The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Our Approval
We reserve the right to accept or reject any Contract application at our sole discretion.
37

Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.
38

VI.  Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportional reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration fees may be insufficient to cover actual expenses.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Guaranteed Income for Life Fee
The fee for the Guaranteed Income for Life feature is equal to 0.35% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up or any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We will deduct the Guaranteed Income for Life fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the Guaranteed Income for Life fee on the effective date of each Step-Up. In such a situation, the fee will never exceed 0.65%.
Although the Guaranteed Income for Life fee for a Single Life Lifetime Income Amount is the same as the fee for a Spousal Lifetime Income Amount, we usually provide a lower Lifetime Income Amount for the Spousal Lifetime Income Amount. Please read “Calculation of Lifetime Income Amount” for more information.
We withdraw the Guaranteed Income for Life fee from each Investment Option in the same proportion that the value of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:
•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;
•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
39

•	on the date an Excess Withdrawal reduces the Contract Value to zero.
We do not deduct the Guaranteed Income for Life fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.
If we decide to increase the rate of the Guaranteed Income for Life fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Guaranteed Income for Life fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates.
If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on each Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Texas (0.04% - referred to as a “maintenance fee”); and West Virginia (1.00%).
In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.
40

VII.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
General Information Regarding Purchase Payments
Unless we approve otherwise, you must make an initial Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature (a “GIFL Retirement Plan”). After that, you may make Additional Purchase Payments, subject to our requirements and limitations for Additional Purchase Payments:
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.
We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for contribution to a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.
Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Retirement Plan. If you are
41

the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Retirement Plan, you may make a direct rollover contribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA.
The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.
A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.
Traditional IRAs
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Distributions from a Traditional IRA
In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Retirement Plan or from any other Qualified Plan, or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal) are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12- month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 is waived.
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of
42

the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
43

Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” retirement plans, including GIFL Retirement Plans, to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Retirement Plan, or from Roth accounts in certain other Qualified Plans, to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. (Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 is waived.) Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.
EXAMPLE: Suppose you made on-going contributions to a Roth account in a GIFL Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Retirement Plan.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
44

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Retirement Plan, or from another retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code, to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our Purchase Payment requirements. See “V. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.
If you direct the sponsor or administrator of your GIFL Retirement Plan to transfer a rollover amount from your non-Roth GIFL Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We do not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).
If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, please consult with a qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.
Contracts Issued in Puerto Rico
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
45

See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please always consult with your own qualified tax professional.
46

VIII.  General Matters
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker- dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors may also offer the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.
The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.
The individual representative who sells you a Contract (your “financial representative”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.
We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.
Please contact the financial representative through whom you purchase a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.
Transaction Confirmations
We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the
47

transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. A reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.
Statements of Additional Information
Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.
John Hancock Life Insurance Company (U.S.A.) Separate Account H
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
Financial Statements
The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2019 and 2018, and its Separate Account financial statements for the year ended December 31, 2019 (the “Financial
48

Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2019, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
49

Appendix A: Guaranteed Income for Life Examples
Examples of the Single Life Lifetime Income Amount Guarantee – 5% of Benefit Base
The following examples provide hypothetical illustrations of the benefits provided under Contracts with a Single Life Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.
Example 1a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59½ at the time, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken each year, and there are no Step-Ups.
Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At Issue	$100,000	$5,000 [1]	—	$100,000 [1]
1	$ 0	$ 5,000	$5,000	$ 100,000
2	$ 0	$ 5,000	$5,000	$ 100,000
3	$ 0	$ 5,000	$5,000	$ 100,000
4	$ 0	$ 5,000	$5,000	$ 100,000
5	$ 0	$ 5,000	$5,000	$ 100,000
6	$ 0	$ 5,000	$5,000	$ 100,000
7	$ 0	$ 5,000	$5,000	$ 100,000
8	$ 0	$ 5,000	$5,000	$ 100,000
9	$ 0	$ 5,000	$5,000	$ 100,000
10	$ 0	$ 5,000	$5,000	$ 100,000
For life of Annuitant	$ 0	$ 5,000	$5,000	$ 100,000
[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 5% of the initial Benefit Base (.05 × $100,000 = $5,000).
Example 1b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract, the Annuitant’s age is 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in Contract Year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.
Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At Issue	$100,000	$ 100,000	$ 5,000	—	$100,000	$5,000
1	$ 10,000[1]	$110,000 [1]	$5,500 [1]	$5,500	$110,000	$5,500
2	$ 10,000[2]	$114,500 [2]	$5,725 [2]	$5,725	$114,500	$5,725
[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $110,000 = $5,500).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $114,500 = $5,725).

Example 1c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59½ at the time, you make no Additional Purchase Payments, and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. The Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.
Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	—	—	$ 100,000
1	$ 5,000	$ 5,000	$102,000	$102,000 [1]
2	$5,100 [1]	$5,100 [1]	$103,460	$ 103,460
3	$ 5,173	$ 5,173	$104,911	$ 104,911
4	$ 5,246	$ 5,246	$ 93,865[2]	$104,911 [2]
5	$ 5,246	$ 5,246	$ 83,378	$ 104,911
[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,000, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $102,000 = $5,100).
[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $93,865, is less than the Benefit Base of $104,911. The Benefit Base will remain at $104,911.
Example 1d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount and withdrawals as example 1b, but with a withdrawal of $10,000 at the end of year 4 following purchase of the Contract.
Contract Year	Lifetime Income Amount	Hypothetical Contract Value prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	—	—	—	$100,000
1	$ 5,000	$107,000	$ 5,000	$102,000	$102,000
2	$ 5,100	$108,560	$ 5,100	$103,460	$103,460
3	$ 5,173	$110,084	$ 5,173	$104,911	$104,911
4	$ 5,246	$ 99,111	$10,000	$ 89,111	$ 94,326[1]
5	$4,716 [1]	$ 84,102	$ 4,716	$ 79,386	$ 94,326
[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,246. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($104,911 - $104,911 × $10,000 /$99,111 = $104,911 - $10,585 = $94,326). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $94,326 = $4,716).
Examples of the Spousal Guaranteed Income for Life Feature
The following examples provide hypothetical illustrations of the benefits provided under the Spousal Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 4.5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.
Example 2a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are both age 59½ at the time, you make no Additional Purchase Payments, you take withdrawals equal to the Lifetime Income Amount each year, and there are no Step-Ups.
Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At Issue	$100,000	$4,500 [1]	—	$100,000 [1]
1	$ 0	$ 4,500	$4,500	$ 100,000
2	$ 0	$ 4,500	$4,500	$ 100,000
3	$ 0	$ 4,500	$4,500	$ 100,000
4	$ 0	$ 4,500	$4,500	$ 100,000
5	$ 0	$ 4,500	$4,500	$ 100,000
6	$ 0	$ 4,500	$4,500	$ 100,000
7	$ 0	$ 4,500	$4,500	$ 100,000
8	$ 0	$ 4,500	$4,500	$ 100,000
9	$ 0	$ 4,500	$4,500	$ 100,000
10	$ 0	$ 4,500	$4,500	$ 100,000
For the joint life of the Annuitant and co-Annuitant	$ 0	$ 4,500	$4,500	$ 100,000
[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 4.5% of the initial Benefit Base (.045 × $100,000 = $4,500).
Example 2b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1 and an Additional Purchase Payment of $10,000 in Contract Year 2 and you take withdrawals at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.
Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At Issue	—	$ 100,000	$ 4,500	—	$100,000	$4,500
1	$10,000 [1]	$110,000 [1]	$4,950 [1]	$4,950	$110,000	$4,950
2	$10,000 [2]	$115,050 [2]	$5,177 [2]	$5,177	$115,050	$5,177
[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $110,000 = $4,950).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $4,950) = $115,050). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $115,050 = $5,177).
Example 2c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 59½ at the time, you make no Additional Purchase Payments and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. Also assume that the Contract Value is greater than the Benefit Base so the Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$ 4,500	—	—	$ 100,000
1	$ 4,500	$ 4,500	$102,500	$102,500 [1]
2	$4,613 [1]	$4,613 [1]	$104,483	$ 104,483
3	$ 4,702	$ 4,702	$106,474	$ 106,474
4	$ 4,791	$ 4,791	$ 95,800[2]	$106,474 [2]
5	$ 4,791	$ 4,791	$ 85,663	$ 106,474
[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,500, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,500. The Lifetime Income Amount will equal 4.50% of the new Benefit Base (.045 × $102,500 = $4,613).
[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $95,800, is less than the Benefit Base of $106,474. The Benefit Base will remain at $106,474.
Example 2d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount, and withdrawals and Step-Ups for Contract Years 1-3 as example 2b, but with a different withdrawal amount ($10,000) at the end of year 4 following purchase of the Contract.
Contract Year	Lifetime Income Amount after Purchase Payment	Hypothetical Contract Value on Contract Anniversary prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Issue	$ 4,500	—	—	—	$100,000
1	$ 4,500	$107,000	$ 4,500	$102,500	$102,500
2	$ 4,613	$109,096	$ 4,613	$104,483	$104,483
3	$ 4,702	$111,176	$ 4,702	$106,474	$106,474
4	$ 4,791	$100,591	$10,000	$ 90,591	$ 95,889[1]
5	$4,315 [1]	$ 85,500	$ 4,315	$ 81,185	$ 95,889
[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,791. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($106,474 - $106,474 × $10,000 /$100,591 = $106,474 - $10,585 = $95,889). The Lifetime Income Amount will equal 4.55% of the new Benefit Base (.045 × $95,889 = $4,315).

Appendix U: Tables of Accumulation Unit Values
The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.
We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).
U-1

GIFL Rollover Variable Annuity

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Rollover Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Core Diversified Growth & Income Trust (formerly American Diversified Growth & Income Trust) (merged into Lifestyle Growth Trust eff 10-28-2011)
Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	17.190	17.190
Value at End of Year	—	—	—	—	—	—	—	—	—	17.190
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.913	12.500	12.500	12.500
Value at End of Year	—	—	—	—	—	—	—	14.913	12.500	12.500
No. of Units	—	—	—	—	—	—	—	14,511	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.535	12.920	12.500	12.500
Value at End of Year	—	—	—	—	—	—	—	14.535	12.920	12.500
No. of Units	—	—	—	—	—	—	—	23,320	937	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	15.307	14.362	14.467	13.707	12.500	—	—	—
Value at End of Year	—	—	—	15.307	14.362	14.467	13.707	—	—	—
No. of Units	—	—	—	62,767	65,027	97,690	60,147	—	—	—
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	25.568	27.292	26.639	17.260	17.260	17.260	17.260
Value at End of Year	—	—	—	—	25.568	27.292	26.639	17.260	17.260	17.260
No. of Units	—	—	—	—	80,889	42,891	2,479	—	—	—
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.014	12.014	12.014	12.014
Value at End of Year	—	—	—	—	—	—	—	12.014	12.014	12.014
No. of Units	—	—	—	—	—	—	—	—	—	—
Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.541	12.541	12.541	12.541
Value at End of Year	—	—	—	—	—	—	—	12.541	12.541	12.541
No. of Units	—	—	—	—	—	—	—	—	—	—
Investment Quality Bond Trust - Series II Shares (units first credited 10-21-2016)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.538	12.699	12.500	12.500	—	—	—	—	—	—
Value at End of Year	13.637	12.538	12.699	12.500	—	—	—	—	—	—
No. of Units	5,664	711	6,728	—	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.853	15.628	13.983	13.252	13.328	12.648	—	—	—	—
Value at End of Year	17.400	14.853	15.628	13.983	13.252	13.328	12.648	—	—	—
No. of Units	2,549,407	2,350,303	1,546,486	741,653	329,525	141,598	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle conservative PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.109	14.473	13.606	13.107	13.157	12.525	—	—	—	—
Value at End of Year	15.779	14.109	14.473	13.606	13.107	13.157	12.525	—	—	—
No. of Units	569,028	432,888	388,383	309,429	158,922	42,968	—	—	—	—

U-2

GIFL Rollover Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.348	16.439	14.234	13.347	13.428	12.726	—	—	—	—
Value at End of Year	18.537	15.348	16.439	14.234	13.347	13.428	12.726	—	—	—
No. of Units	3,352,072	3,295,375	2,157,219	1,179,308	504,110	111,541	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.612	15.238	13.867	13.217	13.278	12.616	—	—	—	—
Value at End of Year	16.849	14.612	15.238	13.867	13.217	13.278	12.616	—	—	—
No. of Units	650,839	679,878	515,150	371,015	211,483	40,289	—	—	—	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	17.694	18.698	16.484	15.813	16.256	15.681	13.983	12.562	12.553	11.299
Value at End of Year	20.757	17.694	18.698	16.484	15.813	16.256	15.681	13.983	12.562	12.553
No. of Units	657,274	592,996	639,944	647,330	657,352	665,787	393,790	298,566	166,750	14,828
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	17.817	18.318	17.073	16.425	16.508	15.801	15.292	14.174	13.671	12.602
Value at End of Year	20.094	17.817	18.318	17.073	16.425	16.508	15.801	15.292	14.174	13.671
No. of Units	108,266	137,721	153,587	171,245	147,104	110,112	101,141	99,751	11,134	16,643
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	17.325	18.634	15.800	15.372	16.206	15.938	13.430	11.866	12.126	10.784
Value at End of Year	20.600	17.325	18.634	15.800	15.372	16.206	15.938	13.430	11.866	12.126
No. of Units	1,160,050	1,279,995	1,310,401	1,218,079	1,134,721	963,234	698,562	452,942	205,194	58,571
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	18.557	19.423	17.457	16.665	16.914	16.214	14.795	13.436	13.202	12.001
Value at End of Year	21.529	18.557	19.423	17.457	16.665	16.914	16.214	14.795	13.436	13.202
No. of Units	299,836	302,657	320,480	307,144	309,683	260,471	152,448	70,791	43,264	14,201
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.364	12.243	12.238	12.281	12.324	12.367	12.410	12.531	12.531	12.531
Value at End of Year	12.534	12.364	12.243	12.238	12.281	12.324	12.367	12.410	12.531	12.531
No. of Units	5	5	5	5	6	344	776	4,941	—	—
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 10-21-2016)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.315	12.212	12.199	12.202	12.264	12.344	12.420	12.500	12.500	12.500
Value at End of Year	12.629	12.315	12.212	12.199	12.202	12.264	12.344	12.420	12.500	12.500
No. of Units	64,140	110,584	11,545	10,811	12,273	11,878	776	77,129	—	—

U-3

To obtain a free copy of the GIFL Rollover Variable Annuity Statement of Additional Information dated April 27, 2020, please contact our Annuities Service Center.

Issuer and Administrator
John Hancock Life Insurance Company (USA), Lansing, MI (not licensed in New York)
New York: John Hancock Life Insurance Company of New York, Valhalla, NY
John Hancock Annuities Service Center
P.O. Box 55444, Boston, MA 02205-5444  800.344.1029
New York Contracts: P.O. Box 55445, Boston, MA 02205-5445  800.344.1029
Issued and Administered by John Hancock Life Insurance Company (USA) New York: John Hancock Life Insurance Company of New York
Guaranteed Income for Life (GIFL) Rollover Variable Annuity IRA is distributed by John Hancock Distributors LLC, member FINRA.
NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED | NOT A DEPOSIT | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
© 2020 All rights reserved.

Statement of Additional Information
Dated April 27, 2020
John Hancock Life Insurance Company (U.S.A.) Separate Account H
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:
Prospectuses Issued by John Hancock USA
(to be read with this Statement of Additional Information)
GIFL Rollover Variable Annuity
GIFL Select IRA Rollover Variable Annuity
You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center For Applications Only: Overnight Mail Address
200 Berkeley Street, 5th Floor Boston, MA 02116 (888) 695-4472

For All Other Transactions:
Overnight Mail Address	Mailing Address and Telephone Number
30 Dan Road, STE 55444 Canton, MA 02021-2809	PO Box 55445 Boston, MA 02205-5445 www.jhannuities.com (800) 344-1029

General Information and History
John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Accumulation Unit Value Tables
The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Servicing Agent
DXC Technology (formerly Computer Sciences Corporation) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.
We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.
1

Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2019, 2018 and 2017, were $191,144,402, $210,202,441, and $223,192,582, respectively.
Compensation
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
2

Appendix A: Audited Financial Statements
A-1

Audited Statutory-Basis Financial Statements John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2019, 2018 and 2017 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2019, 2018 and 2017

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 26, 2020

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$47,193	$44,556
Stocks:
Preferred stocks	15	14
Common stocks	1,050	918
Investments in affiliates	2,824	2,913
Mortgage loans on real estate	11,647	12,085
Real estate:
Company occupied	161	162
Investment properties	4,045	3,851
Cash, cash equivalents and short-term investments	3,816	2,988
Policy loans	2,888	2,788
Derivatives	13,049	8,511
Receivable for collateral on derivatives	154	-
Receivable for securities	2	1
Other invested assets	9,487	9,728
Total cash and invested assets	96,331	88,515
Investment income due and accrued	701	583
Premiums due	77	65
Amounts recoverable from reinsurers	216	232
Funds held by or deposited with reinsured companies	3,042	3,188
Other reinsurance receivable	225	575
Amounts due from affiliates	246	244
Other assets	1,720	2,423
Assets held in separate accounts	140,747	124,131
Total admitted assets	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$65,942	$64,047
Policyholders’ and beneficiaries’ funds	2,260	2,395
Consumer notes	138	154
Dividends payable to policyholders	376	393
Policy benefits in process of payment	456	445
Other amount payable on reinsurance	545	845
Other policy obligations	46	46
Total policy and contract obligations	69,763	68,325
Payable to parent and affiliates	1,934	1,309
Transfers to (from) separate account, net	(323)	(311)
Asset valuation reserve	2,798	1,981
Reinsurance in unauthorized companies	190	1
Funds withheld from unauthorized reinsurers	161	336
Interest maintenance reserve	1,557	1,373
Net deferred tax liability	101	77
Derivatives	7,297	3,719
Payables for collateral on derivatives	828	1,559
Payables for securities	520	29
Funds held under coinsurance	8,074	7,376
Other general account obligations	1,182	1,181
Obligations related to separate accounts	140,747	124,131
Total liabilities	234,829	211,086

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized;
100,000 shares issued and outstanding at December 31, 2019 and 2018)	-	-
Common stock (par value $1; 50,000,000 shares authorized;
4,728,940 shares issued and outstanding at December 31, 2019 and 2018)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	4,667	5,061
Total capital and surplus	8,476	8,870
Total liabilities and capital and surplus	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$14,948	$5,816	$18,286
Consideration for supplementary contracts with life contingencies	145	132	176
Net investment income	4,406	4,665	4,426
Amortization of interest maintenance reserve	151	179	195
Commissions and expense allowance on reinsurance ceded	638	468	1,963
Reserve adjustment on reinsurance ceded	(7,575)	(7,820)	(12,621)
Separate account administrative and contract fees	1,711	1,786	1,772
Other revenue	145	193	347
Total premiums and other revenues	14,569	5,419	14,544

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,851	12,322	12,693
Annuity benefits	1,122	1,735	1,788
Disability and long-term care benefits	853	801	738
Interest and adjustments on policy or deposit-type funds	32	(52)	(318)
Payments on supplementary contracts with life contingencies	207	203	199
Increase (decrease) in life and long-term care reserves	1,863	(5,078)	1,979
Total benefits paid or provided	16,928	9,931	17,079

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,052	1,078	1,091
General expenses	1,041	1,186	1,039
Insurance taxes, licenses and fees	159	167	138
Net transfers to (from) separate accounts	(7,050)	(7,616)	(8,706)
Investment income ceded	1,577	1,052	878
Other deductions	20	(459)	153
Total insurance expenses and other deductions	(3,201)	(4,592)	(5,407)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	842	80	2,872
Dividends to policyholders	110	111	124
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	732	(31)	2,748
Federal income tax expense (benefit)	(286)	(725)	446
Income (loss) from operations before net realized capital gains (losses)	1,018	694	2,302

Net realized capital gains (losses)	198	340	(403)
Net income (loss)	$1,216	$1,034	$1,899

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2017	$5	$3,196	$585	$2,368	$6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)
Balances at December 31, 2017	5	3,219	585	4,300	8,109

Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	$5	$3,219	$585	$4,667	$8,476

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$15,079	$13,901	$18,819
Net investment income received	4,394	4,828	4,603
Separate account fees	1,711	1,786	1,772
Commissions and expenses allowance on reinsurance ceded	638	468	1,963
Miscellaneous income	207	668	374
Benefits and losses paid	(23,052)	(22,601)	(28,091)
Net transfers from (to) separate accounts	7,038	7,670	8,763
Commissions and expenses (paid) recovered	(3,467)	(3,763)	(3,040)
Dividends paid to policyholders	(127)	(126)	(138)
Federal and foreign income and capital gain taxes (paid) recovered	677	(617)	(846)
Net cash provided by (used in) operating activities	3,098	2,214	4,179
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	15,032	22,532	19,287
Stocks	142	566	317
Mortgage loans on real estate	1,698	880	885
Real estate	106	2,507	986
Other invested assets	1,558	2,066	624
Net gains (losses) on cash, cash equivalents and short term investments	1	(4)	4
Total investment proceeds	18,537	28,547	22,103
Cost of investments acquired:
Bonds	17,230	25,992	21,195
Stocks	105	114	459
Mortgage loans on real estate	1,261	1,975	1,179
Real estate	359	213	415
Other invested assets	1,354	2,530	1,680
Derivatives	139	12	46
Total cost of investments acquired	20,448	30,836	24,974
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(395)	(547)	217
Net (increase) decrease in policy loans	(100)	(62)	(4)
Net cash provided by (used in) investment activities	(2,406)	(2,898)	(2,658)
Financing and miscellaneous activities
Surplus notes	-	-	-
Borrowed funds	(10)	(42)	(164)
Net deposits (withdrawals) on deposit-type contracts	(135)	(288)	(34)
Dividend paid to Parent	(845)	(600)	(900)
Other cash provided (applied)	1,126	471	(171)
Net cash provided by (used in) financing and miscellaneous activities	136	(459)	(1,269)
Net increase (decrease) in cash, cash equivalents and short-term investments	828	(1,143)	252
Cash, cash equivalents and short-term investments at beginning of year	2,988	4,131	3,879
Cash, cash equivalents and short-term investments at end of year	$3,816	$2,988	$4,131
Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$(109)	$7,873	$33
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	109	(7,873)	16
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	-	(49)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2019, 2018 and 2017, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

●	The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2019 and 2018, the Company held reserves of $ 1,032 million and $ 1,212 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

●	Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principle-based reserving (“PBR”) method use assumptions as outlined in the Company’s PBR Actuarial Report.

●	Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

●	For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2019 and 2018. Reserves at December 31, 2019 and 2018 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

●	Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●	From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●	Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values. The Company is currently assessing the impact of adopting the Valuation Manual (“VM”) guideline VM-21 – Requirements for Principle-Based Reserves for Variable Annuities for the full in-force block in 2020.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 16% of the Company’s aggregate reserve for life contracts at December 31, 2019 and 2018, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2019 and 2018, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Adoption of New Accounting Standards

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and 2019. As of January 1, 2020, PBR will be implemented for all new life insurance contracts. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company is currently assessing the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative.   The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.   On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) to incorporate relevant provisions from the Covered Agreement. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement.  The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2019, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795
Total bonds	$47,193	$5,528	$(110)	$52,611

December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817
Total bonds	$44,556	$2,472	$(979)	$46,049

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2019, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$499	$551
Due after one year through five years	5,720	5,882
Due after five years through ten years	8,302	8,942
Due after ten years	26,476	30,441
Mortgage-backed and asset-backed securities	6,196	6,795
Total	$47,193	$52,611

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$211	$265
Bonds and cash pledged in support of exchange-traded futures	344	362
Bonds and cash pledged in support of cleared interest rate swaps	880	337
Total fair value	$1,435	$964
At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,755	2,508
Total carrying value	$2,862	$2,615

At December 31, 2019 and 2018, the Company held below investment grade corporate bonds of $2,412 million and $2,856 million, with an aggregate fair value of $2,508 million and $2,830 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date.  Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms.  The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2019 and 2018, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)
Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

At December 31, 2019 and 2018, there were 172 and 1,383 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $29 million and $43 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $27 million, $72 million, and $3 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 4 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2019, 2018 and 2017 was $0 million, $0 million, and $3 million, respectively. There were 1, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2019, 2018 and 2017, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2019	2018	2017
(in millions)
Proceeds	$12,389	$28,102	$17,663
Realized gross gains	356	729	557
Realized gross losses	(50)	(407)	(33)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2019 and 2018.

Affiliate Transactions

In 2019, the company seeded certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913
Total stocks	$2,394	$1,482	$(30)	$3,846

*Affiliates - fair value represents the carrying value

At December 31, 2019 and 2018, there were 120 and 309 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $4 million and $3 million at December 31, 2019 and 2018, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $7 million, $11 million, and $2 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 132, 95, and 81 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2019 and 2018, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2019:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,863	East North Central	$1,453
Industrial	752	East South Central	276
Office buildings	3,073	Middle Atlantic	1,700
Retail	3,263	Mountain	538
Agricultural	-	New England	633
Agribusiness	223	Pacific	3,710
Mixed use	7	South Atlantic	2,275
Other	1,470	West North Central	325
Allowance	(4)	West South Central	737
		Canada / Other	4
		Allowance	(4)
Total mortgage loans on real estate	$11,647	Total mortgage loans on real estate	$11,647

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)
Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

The aggregate mortgages outstanding to any one borrower do not exceed $378 million.

During 2019, the respective maximum and minimum lending rates for mortgage loans issued were 3.40% and 3.40% for agricultural loans and 6.38% and 2.84% for commercial loans. The Company issued no purchase money mortgages in 2019 and 2018. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2019, 2018 and 2017, respectively. The average recorded investment in impaired loans was $39 million, $56 million, and $31 million at December 31, 2019, 2018 and 2017, respectively. The Company recognized $3 million, $4 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2019, 2018 and 2017, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2019 and 2018. The Company was not a participant or co-lender in a mortgage loan agreement in 2019 and 2018.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2019	2018
(in millions)
AAA	$335	$279
AA	2,845	2,814
A	5,169	5,505
BBB	3,145	3,370
BB	147	61
B and lower and unrated	6	56
Total	$11,647	$12,085

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2019	2018
(in millions)
Properties occupied by the company	$239	$236
Properties held for the production of income	4,996	4,730
Properties held for sale	-	-
Less accumulated depreciation	(1,029)	(953)
Total	$4,206	$4,013

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2019, 2018 and 2017, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2019 and 2018.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $97 million, $39 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2019, 2018 and 2017, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2019 or 2018.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2019 and 2018, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2019 and 2018.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2019 or 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2019	2018	2017
(in millions)
Income:
Bonds	$2,117	$2,279	$2,146
Preferred stocks	-	-	-
Common stocks	125	126	23
Mortgage loans on real estate	569	594	610
Real estate	432	638	704
Policy loans	188	175	176
Cash, cash equivalents and short-term investments	45	38	33
Other invested assets	920	1,069	1,014
Derivatives	519	427	483
Other income	-	(21)	12
Total investment income	4,915	5,325	5,201

Expenses
Investment expenses	(331)	(424)	(509)
Investment taxes, licenses and fees, excluding federal income taxes	(51)	(76)	(93)
Investment interest expense	(42)	(48)	(50)
Depreciation on real estate and other invested assets	(85)	(112)	(123)
Total investment expenses	(509)	(660)	(775)
Net investment income	$4,406	$4,665	$4,426

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2019	2018	2017
(in millions)
Realized capital gains (losses)	$735	$730	$722
Less amount transferred to the IMR (net of related tax benefit (expense) of $(89) in 2019, $2 in 2018, and $(475) in 2017)	336	(6)	882
Realized capital gains (losses) before tax	399	736	(160)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	201	396	243
Net realized capital gains (losses)	$198	$340	$(403)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2019
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-
Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122
Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2018
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5
Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6
Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188
Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2019, 2018 and 2017, respectively, the Company recorded unrealized gains (losses) of $278 million, $231 million, and $402 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2019, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 27 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2019, 2018 and 2017 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(171)	$(193)	$(805)
Interest rate treasury locks	916	(417)	841
Interest rate options	89	(35)	(73)
Interest rate futures	(379)	212	-
Foreign currency swaps	18	-	6
Foreign currency forwards	(2)	6	(11)
Foreign currency futures	5	(11)	-
Equity total return swaps	(15)	9	3
Equity index options	177	(133)	102
Equity index futures	(169)	121	-
Credit default swaps	-	-	-
Total net unrealized capital gain (loss)	$469	$(441)	$63

Net realized capital gain (loss):
Interest rate swaps	$11	$(225)	$874
Interest rate treasury locks	428	43	34
Interest rate options	(17)	(5)	(3)
Interest rate futures	873	(411)	273
Foreign currency swaps	6	4	4
Foreign currency forwards	21	(16)	16
Foreign currency futures	18	61	(111)
Equity total return swaps	(17)	(2)	(9)
Equity index options	(1)	49	22
Equity index futures	(944)	157	(1,104)
Credit default swaps	1	-	-
Total net realized capital gain (loss)	$379	$(345)	$(4)
Total gain (loss) from derivatives in other hedging relationships	$848	$(786)	$59

The table above does not include unrealized gains (losses) of $17 million, ($28) million, $9 million and realized gains (losses) of $6 million, $12 million and $12 million for the years ended December 31, 2019, 2018 and 2017, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $36 million, ($229) million, and $872 million (including $23 million, ($226) million, and $874 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2019, 2018 and 2017, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The Company had no CDS protection sold at December 31, 2019 and 2018.

The Company held no purchased credit protection at December 31, 2019 and 2018. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2019 and 2018, the Company accepted collateral consisting of cash of $828 million and $1,559 million, and various securities with a fair value of $6,105 million and $3,280 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2020	$98
2021	-
2022	-
2023	-
Thereafter	-
Total Future Settled Premiums	$98

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$66	$(48)	$17
Current Year	$98	$64	$162

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2019 and 2018, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $310 million and $266 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2019 and 2018, the equity total return swap agreements with MLI had a fair value of $17 million and ($14) million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with JHRECO.  The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the IMR and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●	Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●	Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-
Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	31	31	-	25	6	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	918	918	807	-	111	-
Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	8,450	8,450	-	8,035	415	-
Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	3,716	3,716	-	3,591	125	-
Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148
Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367
Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28
Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries’ funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240
Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,429 million and $2,439 million at December 31, 2019 and 2018, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2019, 2018 and 2017, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89

Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111

Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6
Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134
Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134

Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844
Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums earned
Direct	$20,649	$20,067	$20,392
Assumed	519	603	605
Ceded	(6,220)	(14,854)	(2,711)
Net	$14,948	$5,816	$18,286
Benefits to policyholders ceded	$(15,433)	$(15,881)	$(16,741)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2019, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2019, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,603 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(233)	$(219)	$(224)
Premiums assumed	93	88	91
Benefits ceded	(601)	(594)	(636)
Benefits assumed	240	238	254

Other reinsurance receivable (payable)	-	-	(1)
Funds held by or deposited with reinsured companies	3,038	3,183	3,316

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(1)	$(2,792)	$(3)
Benefits ceded, net	(623)	(541)	(418)
Other reinsurance receivable	81	96	68
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus.  Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016.   The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2019	2018
(in millions)
Premiums ceded, net	$-	$(5,317)
Benefits ceded, net	(474)	(134)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable	45	20
Other amounts payable on reinsurance	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. On May 29, 2019, the State of Michigan Department of Insurance and Financial Services (“DFIS”) revoked SRUS status as an accredited reinsurer in Michigan. As of December 31, 2019, the Company has established full provisions to offset the reserve credit and net reinsurance receivable related to the various agreements with SRUS. Refer to the subsequent events note for further details on the status of the rehabilitation proceedings.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(159)	$(167)	$(177)
Benefits ceded, net	(396)	(408)	(424)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	42	39	46
Other amounts payable on reinsurance	3	5	4
Treaty settlement received (paid)*	207	208	227

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(510)	$(501)	$(256)
Premiums ceded, impact of treaty recaptured	-	-	3,718
Benefits ceded	(615)	(573)	(782)

Other reinsurance receivable	-	13	2
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	7,771	7,131	7,048
Treaty settlement received (paid)*	5	20	(8)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the pay-out annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,306 million and $9,038 million at December 31, 2019 and 2018, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $7,766 million and $7,131 million at December 31, 2019 and 2018, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(3,243)	$(3,763)	$(3,320)
Benefits ceded	(10,026)	(10,700)	(11,653)

Other reinsurance receivable	7	185	25
Other amounts payable on reinsurance	367	660	389
Funds withheld from unauthorized reinsurers	16	7	-
Funds held under coinsurance	81	143	141
Treaty settlement received (paid)*	(448)	178	480

* Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,063 million and $1,989 million as a coinsurance reserve and JHUSA holds $249 million and $420 million as a modified coinsurance reserve at December 31, 2019 and 2018, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to Actuarial Guideline 43 (“AG 43”). The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $16 million and $7 million at December 31, 2019 and 2018, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(102)	$(133)	$(255)
Benefits ceded	(623)	(595)	(545)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	7	7	7
Funds withheld from unauthorized reinsurers	145	329	66
Treaty settlement received (paid)*	(30)	(30)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(27)	$(28)	$(27)
Premiums assumed	-	-	-
Benefits ceded	(24)	(22)	(19)
Benefits assumed	19	19	22

Other reinsurance receivable	1	-	-
Other amounts payable on reinsurance	4	5	7
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)*	(22)	(23)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(150)	$(135)	$(373)
Premiums assumed	-	-	-
Benefits ceded	(22)	(17)	(14)
Benefits assumed	-	-	-

Other reinsurance receivable	7	-	-
Other amounts payable on reinsurance	-	22	18
Funds held under coinsurance	222	102	50
Treaty settlement received (paid)*	(6)	(68)	(55)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2019.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$(140)	$2	$(138)
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	(140)	2	(138)
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	(140)	2	(138)
(f) Deferred tax liabilities	(139)	25	(114)
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(1)	$(23)	$(24)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2019. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(7)	$(7)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(295)	-	(295)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(295)	-	(295)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(59)	-	(59)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	155	9	164
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(140)	$2	$(138)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2019	2018
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	845%	800%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,461	$8,854

Impact of tax planning strategies is as follows:

	December 31, 2019
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2018
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(140)	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(140)	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

1. Current income tax
(a) Federal	$(286)	$(725)	$439
(b) Foreign	-	-	-
(c) Subtotal	(286)	(725)	439
(d) Federal income tax on net capital gains	201	396	(195)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(85)	$(329)	$244

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	665	654	11
(4) Investments	80	72	8
(5) Deferred acquisition costs	462	412	50
(6) Policyholder dividends accrual	49	53	(4)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	34	(2)
(9) Pension accrual	18	17	1
(10) Receivables - nonadmitted	59	54	5
(11) Net operating loss carryforward	-	35	(35)
(12) Tax credit carry-forward	121	333	(212)
(13) Other (including items <5% of total ordinary tax assets)	48	10	38
(99) Subtotal	$1,534	$1,674	$(140)

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,413	$1,553	$(140)

(e) Capital:
(1) Investments	$69	$67	$2
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$69	$67	$2

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$69	$67	$2
(i) Admitted deferred tax assets (2(d)+2(h))	$1,482	$1,620	$(138)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,100	$1,150	$(50)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	12	9	3
(4) Policyholder reserves	256	324	(68)
(5) Other (including items <5% of total ordinary tax liabilities)	103	127	(24)
(99) Subtotal	$1,489	$1,628	$(139)
(b) Capital:
(1) Investments	$94	$69	$25
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$94	$69	$25

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,583	$1,697	$(114)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(101)	$(77)	$(24)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2019	2018	Change
(in millions)

Total deferred tax assets	$1,482	$1,620	$(138)
Total deferred tax liabilities	1,583	1,697	(114)
Net deferred tax assets (liabilities)	$(101)	$(77)	$(24)
Tax effect of unrealized gains and losses			(126)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			182
Change in net deferred income taxes			$(78)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2019 and 2018 and 35% for 2017 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
(in millions)

Ordinary provisions computed at statutory rate	$221	$(7)	$962
Net realized capital gains (losses) before IMR at statutory rate	87	153	253
Change in nonadmitted assets	-	-	-
Reinsurance	(49)	77	22
Valuation allowance	-	-	-
Tax-exempt income	(22)	1	(22)
Nondeductible expenses	2	2	1
Foreign tax expense gross up	6	5	8
Amortization of IMR	(32)	(138)	(68)
Tax recorded in surplus	(11)	14	68
Dividend received deduction	(134)	(159)	(184)
Investment in subsidiaries	(16)	(18)	(25)
Prior year adjustment	(19)	(69)	(151)
Tax credits	(27)	(23)	(24)
Change in tax reserve	(13)	33	4
Pension	-	-	-
Tax rate change	-	(185)	570
Other	-	2	1
Total	$(7)	$(312)	$1,415

Federal and foreign income taxes incurred	$(286)	$(725)	$446
Capital gains tax	201	396	243
Change in net deferred income taxes	78	17	726
Total statutory income tax expense (benefit)	$(7)	$(312)	$1,415

As of December 31, 2019, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49
			$121

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $323 million for the years 2019, 2018 and 2017 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.

John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $52 million and ($47) million at December 31, 2019 and 2018, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”), and currently tax years 2014 – 2018 are under audit.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2019	2018
(in millions)

Balance at beginning of year	$108	$60
Additions based on tax positions related to the current year	1	2
Payments	-	-
Additions for tax positions of prior years	-	48
Reductions for tax positions of prior years	(38)	(2)
Balance at end of year	$71	$108

Included in the balances as of December 31, 2019 and 2018, are $71 million and $108 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2019 and 2018, are $0 million and ($1) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, ($3) million, and ($10) million of interest expense / (benefit) for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had approximately $7 million and $6 million accrued for interest as of December 31, 2019 and 2018, respectively. The Company did not recognize any material penalties for the years ended December 31, 2019, 2018 and 2017.

The Company does not have a Repatriation Transition Tax (“RTT”) liability under the Tax Cuts and Jobs Act of 2017 as the RTT was fully remitted to the IRS with the filing of the 2017 and 2018 federal income tax returns.

As of December 31, 2019, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $34 million, all of which was recorded as a current tax recoverable. The Company expects to recover the remaining balance by 2021.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act (the “Act”) and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2019, 2018 and 2017, the Company paid ordinary dividends of $845 million, $600 million and $807 million and extraordinary dividends of $0 million, $0 million, and $93 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2019 and 2018, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2019. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2019, 2018 and 2017. Total interest paid through December 31, 2019 was $846 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $5 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid through December 31, 2019 was $29 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $216 million, $296 million, and $347 million, respectively, for the years ended December 31, 2019, 2018 and 2017.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $744 million, $748 million, and $767 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2019, 2018 and 2017, respectively, the Company received dividends of $22 million, $28 million, and $31 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $77 million, $83 million, and $72 million from JHD, $100 million, $100 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $251 million, $404 million, and $231 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $1 million, and $10 million from CLA CRE Opportunity Fund I LP and $0 million, $27 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2019 and 2018, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $586 million and $572 million at December 31, 2019 and 2018, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2019	2018
(In millions)

The Manufacturers Investment Corporation	$320	$66
John Hancock Financial Corporation	89	113
Manulife Reinsurance Limited	27	17
Manulife Reinsurance (Bermuda) Ltd.	229	141
Manulife (Michigan) Reassurance Company	7	6
John Hancock Life & Health Insurance Company	228	159
John Hancock Reassurance Company, Ltd.	65	91
John Hancock Life Insurance Company New York	520	293
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	25
John Hancock Subsidiaries LLC	18	24
John Hancock Insurance Agency, Inc.	6	5
Essex Corporation	1	1
John Hancock Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	-	-
John Hancock Realty Advisors	3	6
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	41	47
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	39	35
Hancock Capital Investment Management LLC	8	15
John Hancock RPS, LLC	49	41
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	19	11
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	45
Hancock Natural Resource Group, Inc.	35	68
Hancock Forest Management, Inc.	6	5
John Hancock Personal Financial Services, LLC	2	1
John Hancock Funding Company LLC	(4)	(9)
Total	$1,788	$1,221

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $357 million, purchase other invested assets of $1,988 million, purchase real estate of $48 million, and issue agricultural and commercial mortgages of $22 million at December 31, 2019. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2020.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2020	$8
2021	5
2022	3
2023	2
2024	2
Thereafter	14
Total	$34

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%
Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%
Total (gross)	19,262	507	125,004	144,773	100%
Reinsurance ceded	10,116	-	-	10,116
Total (net)	$9,146	$507	$125,004	$134,657
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%
Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%
Total (gross)	20,038	544	110,692	131,274	100%
Reinsurance ceded	10,830	-	-	10,830
Total (net)	$9,208	$544	$110,692	$120,444
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	6,018	5,911	6,692	-	-	-
(3) Universal Life with Secondary Guarantees	14,070	12,258	24,355	-	-	-
(4) Indexed Universal Life	878	627	869	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	829	706	735	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	17,608	17,608	18,733	-	-	-
(8) Variable Life	-	-	23	1,957	1,927	1,957
(9) Variable Universal Life	2,963	2,944	3,054	12,947	12,647	12,697
(10) Miscellaneous Reserves	-	-	4,947	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,062	-	-	-
(2) Accidental Death Benefits	-	-	9	-	-	-
(3) Disability - Active Lives	-	-	43	-	-	-
(4) Disability - Disabled Lives	-	-	148	-	-	-
(5) Miscellaneous Reserves	-	-	320	-	-	-
C. Total (gross: direct + assumed)	$42,366	$40,054	$62,990	$14,904	$14,574	$14,654
D. Reinsurance Ceded	9,223	9,150	19,466	-	-	-
E. Total (net) (C) - (D)	$33,143	$30,904	$43,524	$14,904	$14,574	$14,654

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	5,772	5,747	6,360	-	-	-
(3) Universal Life with Secondary Guarantees	14,095	12,073	23,536	-	-	-
(4) Indexed Universal Life	138	124	126	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	1,055	782	901	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	18,005	18,005	19,155	-	-	-
(8) Variable Life	-	-	24	1,708	1,678	1,708
(9) Variable Universal Life	2,943	2,914	2,992	10,927	10,569	10,675
(10) Miscellaneous Reserves	-	-	5,167	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,019	-	-	-
(2) Accidental Death Benefits	-	-	10	-	-	-
(3) Disability - Active Lives	-	-	46	-	-	-
(4) Disability - Disabled Lives	-	-	155	-	-	-
(5) Miscellaneous Reserves	-	-	364	-	-	-
C. Total (gross: direct + assumed)	$42,008	$39,645	$61,855	$12,635	$12,247	$12,383
D. Reinsurance Ceded	9,543	9,442	19,760	-	-	-
E. Total (net) (C) - (D)	$32,465	$30,203	$42,095	$12,635	$12,247	$12,383

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets
	December 31,
(in millions)	2019	2018	2019	2018
Group Annuity Contracts (401K)	$91,376	$78,443	$-	$-
Variable and Fixed Annuities	30,453	29,250	20	21
Life Insurance	15,022	12,771	-	-
Fixed Products - Institutional and stable value fund	2,009	1,743	-	-
Fixed Products - Retail	28	26	324	351
Investments - Funds	1,515	1,526	-	-
Total	$140,403	$123,759	$344	$372

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59

The Company had the following variable annuities with guaranteed benefits:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions, except for ages)
Account value	$30,730	$29,577
Amount of reserve held	1,000	1,230
Net amount at risk - gross	4,670	7,778
Weighted average attained age	70	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2019 and 2018:

●	Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

●	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

●	In 2019 and 2018, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●	In 2019 and 2018, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the swap curve at December 31 is used for discounting in both years.

●	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2019	2018
(in millions)
Type of Fund
Equity	$26,688	$24,071
Balanced	8,787	8,365
Bonds	5,634	5,615
Money Market	360	517
Total	$41,469	$38,568

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$-	$14,538	$14,538	$-	$14,007	$14,007
Reserves for accounts with assets at:
Fair value	507	139,658	140,165	544	123,076	123,620
Amortized cost	-	-	-	-	-	-
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$302	$1,567	$1,869	$337	$1,385	$1,722
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,240	1,240	-	1,329	1,329
At fair value	-	134,458	134,458	-	118,543	118,543
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,204	2,204	-	1,671	1,671
Subtotal	302	139,469	139,771	337	122,928	123,265
Not subject to discretionary withdrawal	205	189	394	207	148	355
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2019	2018	2017

(in millions)
Transfers to separate accounts	$16,277	$15,071	$17,679
Transfers from separate accounts	23,327	22,687	26,385
Net transfers to (from) separate accounts	$(7,050)	$(7,616)	$(8,706)

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $26 million, and $34 million in 2019, 2018 and 2017, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2019, 2018 and 2017, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $313 million and $308 million at December 31, 2019 and 2018, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program.  The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019.  A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018.  This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2019, 2018 and 2017, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2019 and 2018 was $127 million and $108 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2019 and 2018 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2019, 2018 and 2017, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2019, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2019, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2019, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2019. At December 31, 2019, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2019, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2019, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $4 million and $3 million for the years ended December 31, 2019 and 2018.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2019 and 2018 was $138 million and $154 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $4 million, $10 million, and $11 million in 2019, 2018 and 2017, respectively. Interest paid amounted to $6 million, $8 million, and $11 million in 2019, 2018 and 2017, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $0 million, and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $0 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $1 million, and $1 million for the years ended December 31, 2019, 2018 and 2017, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2019 and 2018, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

December 31, 2018
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$572	$526	$300
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$572	$526	$300

December 31, 2018
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2019 was $300 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2019	2018
(in millions)

Assets:
Bonds	$2,145	$2,222
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	429	327
Real estate	668	661
Cash, cash equivalents and short-term investments	5	332
Policy loans	1,780	1,734
Other invested assets	437	407
Total cash and invested assets	5,464	5,683
Investment income due and accrued	113	110
Premiums due	4	4
Net deferred tax asset	35	32
Other closed block assets	7	372
Total closed block assets	$5,623	$6,201
Obligations:
Policy reserves	5,346	5,407
Policyholders’ and beneficiaries’ funds	56	58
Dividends payable to policyholders	295	304
Policy benefits in process of payment	65	61
Other policy obligations	2	6
Other closed block obligations	192	663
Total closed block obligations	$5,956	$6,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2019 financial statements through March 26, 2020, the date the financial statements were issued.

The Company reached a settlement agreement with the Receiver of SRUS, in rehabilitation, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were commuted and terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company expects to record an increase in pre-tax income of approximately $130 to $160 million comprised of the cash payment and the reversal of provisions previously established for the term coinsurance business.

A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2019

1 of 80

John Hancock Life Insurance Company (U.S.A.)

Separate Account H

Audited Financial Statements

December 31, 2019

2 of 80

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Separate Account") as of December 31, 2019, and the related statements of operations and changes in contract owners' equity for the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of December 31, 2019, the results of its operations and changes in contract owners' equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 26, 2020

3 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

500 Index Fund Series I	Lifestyle Growth Portfolio Series I
500 Index Fund Series II	Lifestyle Growth Portfolio Series II
500 Index Fund Series NAV	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series I	Lifestyle Moderate Portfolio Series I
Active Bond Trust Series II	Lifestyle Moderate Portfolio Series II
American Asset Allocation Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Asset Allocation Trust Series II	Managed Volatility Aggressive Portfolio Series II
American Asset Allocation Trust Series III	Managed Volatility Balanced Portfolio Series I
American Global Growth Trust Series II	Managed Volatility Balanced Portfolio Series II
American Global Growth Trust Series III	Managed Volatility Conservative Portfolio Series I
American Growth Trust Series II	Managed Volatility Conservative Portfolio Series II
American Growth Trust Series III	Managed Volatility Growth Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Growth Portfolio Series II
American Growth-Income Trust Series II	Managed Volatility Growth Portfolio Series NAV
American Growth-Income Trust Series III	Managed Volatility Moderate Portfolio Series I
American International Trust Series II	Managed Volatility Moderate Portfolio Series II
American International Trust Series III	Mid Cap Index Trust Series I
Basic Value Focus	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series I	Mid Cap Stock Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Trust Series I	Mid Value Trust Series I
Capital Appreciation Trust Series II	Mid Value Trust Series II
Capital Appreciation Value Trust Series II	Money Market Trust Series I
Core Bond Trust Series I	Money Market Trust Series II
Core Bond Trust Series II	Money-Market Trust Series NAV
DWS Equity 500 Index	Mutual Shares Trust Series I
Emerging Markets Value Trust Series II	PIMCO All Asset
Emerging Markets Value Trust Series NAV	Real Estate Securities Trust Series I
Equity Income Trust Series I	Real Estate Securities Trust Series II
Equity Income Trust Series II	Science & Technology Trust Series I
Financial Industries Trust Series I	Science & Technology Trust Series II
Financial Industries Trust Series II	Select Bond Trust Series I
Fundamental All Cap Core Trust Series II	Select Bond Trust Series II
Fundamental Large Cap Value Trust Series I	Short Term Government Income Trust Series I
Fundamental Large Cap Value Trust Series II	Short Term Government Income Trust Series II
Global Allocation	Small Cap Index Trust Series I
Global Bond Trust Series I	Small Cap Index Trust Series II
Global Bond Trust Series II	Small Cap Opportunities Trust Series I
Global Trust Series I	Small Cap Opportunities Trust Series II
Global Trust Series II	Small Cap Stock Trust Series I
Health Sciences Trust Series I	Small Cap Stock Trust Series II
Health Sciences Trust Series II	Small Cap Value Trust Series I
High Yield Trust Series I	Small Cap Value Trust Series II
High Yield Trust Series II	Small Company Value Trust Series I

4 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

International Equity Index Series I	Small Company Value Trust Series II
International Equity Index Series II	Strategic Income Opportunities Trust Series I
International Equity Index Series NAV	Strategic Income Opportunities Trust Series II
International Small Company Trust Series I	Total Bond Market Series Trust NAV
International Small Company Trust Series II	Total Bond Market Trust Series II
International Value Trust Series I	Total Stock Market Index Trust Series I
International Value Trust Series II	Total Stock Market Index Trust Series II
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series II	Ultra Short Term Bond Trust Series II
Lifestyle Aggressive Portfolio Series I	Value Opportunities
Lifestyle Aggressive Portfolio Series II
Lifestyle Balanced Portfolio Series I
Lifestyle Balanced Portfolio Series II
Lifestyle Conservative Portfolio Series I
Lifestyle Conservative Portfolio Series II

5 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						American Asset
	500 Index Fund	500 Index Fund	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust
	Series I	Series II	Series NAV	Series I	Series II	Series I
Total Assets

Investments at fair value	$142,076,585	$62,607,548	$187,146,562	$25,396,484	$124,666,861	$113,207,868

Units outstanding	4,842,937	2,242,750	6,219,636	1,211,899	6,289,837	4,962,883
Unit value	$29.34	$27.92	$30.09	$20.96	$19.82	$22.81
Shares	3,754,667	1,653,223	4,945,734	2,594,125	12,708,141	8,999,036
Cost	$103,558,190	$48,443,101	$109,929,751	$25,323,352	$123,312,916	$115,978,285

See accompanying notes.

6 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Asset	American Asset	American Global	American Global
	Allocation Trust	Allocation Trust	Growth Trust Series	Growth Trust Series	American Growth	American Growth
	Series II	Series III	II	III	Trust Series II	Trust Series III
Total Assets

Investments at fair value	$900,003,726	$122,258,625	$151,504,471	$29,729,771	$535,195,068	$90,207,971

Units outstanding	41,210,803	4,588,427	5,857,465	966,792	11,473,883	2,594,074
Unit value	$21.84	$26.64	$25.87	$30.75	$46.64	$34.77
Shares	71,542,427	9,718,492	9,215,600	1,809,481	30,740,670	5,175,443
Cost	$863,327,572	$120,110,794	$135,135,812	$26,315,449	$553,737,237	$94,084,202

See accompanying notes.

7 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Growth-	American Growth-	American Growth-	American	American
	Income Trust Series	Income Trust Series	Income Trust Series	International Trust	International Trust
	I	II	III	Series II	Series III	Basic Value Focus
Total Assets

Investments at fair value	$112,835,221	$441,928,219	$201,783,478	$270,479,924	$36,565,330	$4,218,902

Units outstanding	2,633,987	11,501,928	6,268,748	8,655,421	1,949,411	85,894
Unit value	$42.84	$38.42	$32.19	$31.25	$18.76	$49.12
Shares	6,888,597	27,095,538	12,349,050	13,646,818	1,851,409	307,949
Cost	$120,150,104	$466,098,350	$212,857,857	$237,379,387	$32,128,282	$4,119,967

See accompanying notes.

8 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Blue Chip Growth	Blue Chip Growth	Capital Appreciation	Capital Appreciation	Capital Appreciation	Core Bond Trust
	Trust Series I	Trust Series II	Trust Series I	Trust Series II	Value Trust Series II	Series I
Total Assets

Investments at fair value	$241,695,303	$116,834,201	$142,529,810	$57,288,987	$260,485,567	$61,700,362

Units outstanding	3,479,298	2,455,487	4,686,518	1,315,030	9,499,228	3,442,150
Unit value	$69.47	$47.58	$30.41	$43.56	$27.42	$17.92
Shares	7,015,829	3,516,984	26,443,378	12,086,284	20,855,530	4,601,071
Cost	$215,632,712	$109,358,394	$195,019,465	$80,441,925	$244,237,170	$61,456,701

See accompanying notes.

9 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				Emerging Markets
	Core Bond Trust	DWS Equity 500	Emerging Markets	Value Trust Series	Equity Income Trust	Equity Income Trust
	Series II	Index	Value Trust Series II	NAV	Series I	Series II
Total Assets

Investments at fair value	$71,520,654	$12,152,337	$30,665,134	$1,485,372	$177,744,950	$115,218,709

Units outstanding	4,176,391	247,183	2,551,526	121,755	3,052,348	3,726,352
Unit value	$17.12	$49.16	$12.02	$12.20	$58.23	$30.92
Shares	5,341,348	525,166	3,204,298	155,536	11,579,476	7,545,430
Cost	$71,125,410	$9,240,444	$32,519,354	$1,582,245	$185,495,625	$120,963,264

See accompanying notes.

10 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Fundamental All	Fundamental Large	Fundamental Large
	Financial Industries	Financial Industries	Cap Core Trust	Cap Value Trust	Cap Value Trust
	Trust Series I	Trust Series II	Series II	Series I	Series II	Global Allocation
Total Assets

Investments at fair value	$9,201,500	$13,265,478	$43,403,587	$190,759,963	$141,440,064	$254,625

Units outstanding	341,785	473,391	962,528	6,025,331	4,994,005	10,767
Unit value	$26.92	$28.02	$45.09	$31.66	$28.32	$23.65
Shares	653,516	950,249	1,772,298	8,247,296	6,072,995	14,925
Cost	$8,550,758	$12,259,002	$32,570,522	$146,444,776	$108,490,027	$243,845

See accompanying notes.

11 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Global Bond Trust	Global Bond Trust		Global Trust Series	Health Sciences	Health Sciences
	Series I	Series II	Global Trust Series I	II	Trust Series I	Trust Series II
Total Assets

Investments at fair value	$22,478,608	$53,891,847	$95,996,383	$26,152,255	$50,630,689	$60,712,011

Units outstanding	722,008	2,737,227	3,559,744	1,201,857	582,531	729,173
Unit value	$31.13	$19.69	$26.97	$21.76	$86.92	$83.26
Shares	1,827,529	4,450,194	4,790,239	1,310,890	1,862,792	2,450,041
Cost	$23,180,682	$54,888,356	$84,850,584	$25,346,885	$47,795,858	$57,080,941

See accompanying notes.

12 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						International Small
	High Yield Trust	High Yield Trust	International Equity	International Equity	International Equity	Company Trust
	Series I	Series II	Index Series I	Index Series II	Index Series NAV	Series I
Total Assets

Investments at fair value	$54,750,312	$47,178,051	$18,350,048	$18,330,746	$10,616,523	$18,693,677

Units outstanding	2,760,033	1,939,528	1,072,797	1,100,473	785,461	861,503
Unit value	$19.84	$24.32	$17.10	$16.66	$13.52	$21.70
Shares	10,310,793	8,672,436	1,002,735	1,000,587	580,455	1,299,978
Cost	$55,965,227	$46,591,015	$16,820,959	$17,510,870	$8,896,096	$15,535,512

See accompanying notes.

13 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	International Small
	Company Trust	International Value	International Value	Investment Quality	Investment Quality	Lifestyle Aggressive
	Series II	Trust Series I	Trust Series II	Bond Trust Series I	Bond Trust Series II	Portfolio Series I
Total Assets

Investments at fair value	$12,083,943	$53,424,598	$44,181,874	$120,543,748	$62,379,694	$2,786,824

Units outstanding	579,462	2,610,501	2,030,349	5,735,757	3,224,863	148,782
Unit value	$20.85	$20.47	$21.76	$21.02	$19.34	$18.73
Shares	841,500	4,135,031	3,422,299	10,583,297	5,471,903	178,987
Cost	$10,915,248	$51,218,368	$43,364,746	$121,271,109	$61,846,874	$2,456,467

See accompanying notes.

14 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				Lifestyle	Lifestyle
	Lifestyle Aggressive	Lifestyle Balanced	Lifestyle Balanced	Conservative	Conservative	Lifestyle Growth
	Portfolio Series II	Portfolio Series I	Portfolio Series II	Portfolio Series I	Portfolio Series II	Portfolio Series I
Total Assets

Investments at fair value	$6,475,244	$27,494,219	$553,245,350	$9,490,780	$110,661,347	$207,532,455

Units outstanding	352,432	1,640,275	31,281,890	626,460	7,165,081	11,475,507
Unit value	$18.37	$16.76	$17.69	$15.15	$15.44	$18.08
Shares	415,880	1,781,868	35,785,598	693,770	8,077,471	12,265,512
Cost	$5,749,542	$26,025,767	$516,481,989	$9,236,196	$107,713,550	$197,309,350

See accompanying notes.

15 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Lifestyle Growth			Managed Volatility	Managed Volatility
	Lifestyle Growth	Portfolio Series	Lifestyle Moderate	Lifestyle Moderate	Aggressive Portfolio	Aggressive Portfolio
	Portfolio Series II	NAV	Portfolio Series I	Portfolio Series II	Series I	Series II
Total Assets

Investments at fair value	$4,925,106,114	$6,144,525	$9,197,640	$170,456,387	$41,517,216	$66,468,124

Units outstanding	266,955,426	404,696	568,523	9,978,953	1,528,933	2,564,367
Unit value	$18.45	$15.18	$16.18	$17.08	$27.15	$25.92
Shares	290,738,259	363,366	619,370	11,455,402	3,883,743	6,235,284
Cost	$4,646,761,337	$5,907,340	$8,719,551	$160,841,560	$39,165,501	$59,359,594

See accompanying notes.

16 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Balanced Portfolio	Balanced Portfolio	Conservative	Conservative	Growth Portfolio	Growth Portfolio
	Series I	Series II	Portfolio Series I	Portfolio Series II	Series I	Series II
Total Assets

Investments at fair value	$380,723,844	$4,759,115,107	$93,727,154	$845,498,208	$398,917,605	$6,896,470,706

Units outstanding	15,262,080	208,520,088	3,914,787	42,134,682	16,743,641	296,880,687
Unit value	$24.95	$22.82	$23.94	$20.07	$23.83	$23.23
Shares	30,678,795	385,978,516	7,976,779	72,512,711	30,038,976	521,275,186
Cost	$382,671,413	$4,612,270,816	$95,312,101	$862,661,803	$385,077,240	$6,229,931,578

See accompanying notes.

17 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility	Managed Volatility
	Growth Portfolio	Moderate Portfolio	Moderate Portfolio	Mid Cap Index	Mid Cap Index	Mid Cap Stock
	Series NAV	Series I	Series II	Trust Series I	Trust Series II	Trust Series I
Total Assets

Investments at fair value	$458,651	$141,679,779	$1,476,853,070	$83,184,093	$60,113,618	$131,034,144

Units outstanding	19,749	5,471,606	67,001,075	1,882,040	1,468,191	3,149,775
Unit value	$23.22	$25.89	$22.04	$44.20	$40.94	$41.60
Shares	34,485	11,865,978	124,628,951	3,888,924	2,824,889	7,251,475
Cost	$432,980	$148,757,492	$1,544,219,456	$84,805,424	$59,628,246	$121,380,045

See accompanying notes.

18 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Mid Cap Stock	Mid Value Trust	Mid Value Trust	Money Market Trust	Money Market Trust	Money-Market Trust
	Trust Series II	Series I	Series II	Series I	Series II	Series NAV
Total Assets

Investments at fair value	$74,431,293	$43,106,122	$43,145,664	$23,529,238	$111,045,980	$4,644,968

Units outstanding	1,491,827	1,197,829	1,272,276	1,613,238	9,749,906	375,823
Unit value	$49.89	$35.99	$33.91	$14.59	$11.39	$12.36
Shares	4,446,314	4,453,112	4,452,597	23,529,238	111,045,980	4,644,968
Cost	$70,380,170	$48,755,007	$48,812,754	$23,529,238	$111,045,980	$4,644,968

See accompanying notes.

19 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Real Estate	Real Estate	Science &	Science &
	Mutual Shares Trust		Securities Trust	Securities Trust	Technology Trust	Technology Trust
	Series I	PIMCO All Asset	Series I	Series II	Series I	Series II
Total Assets

Investments at fair value	$152,712,870	$7,848,764	$30,586,853	$34,623,536	$101,864,379	$49,722,093

Units outstanding	6,757,963	367,008	475,800	729,668	2,201,413	929,263
Unit value	$22.60	$21.39	$64.29	$47.45	$46.27	$53.51
Shares	22,827,036	714,173	1,298,805	1,471,464	3,461,243	1,794,374
Cost	$178,104,265	$7,568,295	$22,394,995	$26,492,254	$88,735,863	$48,420,073

See accompanying notes.

20 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Short Term	Short Term
	Select Bond Trust	Select Bond Trust	Government Income	Government Income	Small Cap Index	Small Cap Index
	Series I	Series II	Trust Series I	Trust Series II	Trust Series I	Trust Series II
Total Assets

Investments at fair value	$168,846,936	$369,066,054	$23,038,429	$19,947,254	$11,902,313	$29,572,357

Units outstanding	11,230,425	26,548,850	1,869,108	1,683,089	333,681	824,184
Unit value	$15.03	$13.90	$12.33	$11.85	$35.67	$35.88
Shares	12,244,158	26,724,551	1,908,735	1,651,263	796,674	1,991,404
Cost	$166,667,455	$362,343,827	$23,443,471	$19,924,118	$11,617,715	$28,057,533

See accompanying notes.

21 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Small Cap	Small Cap
	Opportunities Trust	Opportunities Trust	Small Cap Stock	Small Cap Stock	Small Cap Value	Small Cap Value
	Series I	Series II	Trust Series I	Trust Series II	Trust Series I	Trust Series II
Total Assets

Investments at fair value	$31,997,017	$25,691,957	$824,976	$31,804,821	$738,937	$24,815,016

Units outstanding	765,207	656,858	25,747	790,917	22,312	727,481
Unit value	$41.81	$39.11	$32.04	$40.21	$33.12	$34.11
Shares	1,253,802	1,029,738	92,903	3,873,912	40,623	1,373,271
Cost	$35,791,539	$28,908,509	$845,871	$34,025,171	$813,381	$26,527,886

See accompanying notes.

22 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Strategic Income	Strategic Income
	Small Company	Small Company	Opportunities Trust	Opportunities Trust	Total Bond Market	Total Bond Market
	Value Trust Series I	Value Trust Series II	Series I	Series II	Series Trust NAV	Trust Series II
Total Assets

Investments at fair value	$38,287,441	$38,190,461	$28,056,708	$30,786,382	$91,184,111	$52,973,295

Units outstanding	765,198	972,522	1,167,636	1,383,336	6,564,337	4,043,213
Unit value	$50.04	$39.27	$24.03	$22.26	$13.89	$13.10
Shares	3,695,699	3,857,622	2,075,200	2,270,382	8,784,596	5,093,586
Cost	$53,516,174	$53,312,731	$27,833,979	$30,574,497	$90,750,220	$51,708,369

See accompanying notes.

23 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

		December 31, 2019
	Total Stock Market	Total Stock Market	Ultra Short Term	Ultra Short Term
	Index Trust Series I	Index Trust Series II	Bond Trust Series I	Bond Trust Series II	Value Opportunities
Total Assets

Investments at fair value	$44,392,596	$36,133,626	$9,489,340	$216,056,209	$2,961,168

Units outstanding	1,485,619	967,269	775,048	18,954,068	32,597
Unit value	$29.88	$37.36	$12.24	$11.40	$90.84
Shares	1,846,614	1,509,341	824,443	18,771,174	120,471
Cost	$38,224,946	$26,579,474	$9,554,651	$216,408,884	$2,457,972

See accompanying notes.

24 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,249,004	$1,860,749	$872,952	$662,612	$3,121,438	$2,612,776
Expenses:
Mortality and expense risk and
administrative charges	(1,980,345)	(2,106,554)	(934,665)	(949,432)	(1,884,214)	(2,046,285)
Net investment income (loss)	268,659	(245,805)	(61,713)	(286,820)	1,237,224	566,491
Realized gains (losses) on investments:

Capital gain distributions received	2,005,210	2,223,016	864,968	892,043	2,723,284	3,072,780
Net realized gain (loss)	5,704,366	6,201,809	4,608,325	5,280,233	19,015,002	17,318,343
Realized gains (losses)
	7,709,576	8,424,825	5,473,293	6,172,276	21,738,286	20,391,123
Unrealized appreciation (depreciation) during

the period	26,336,506	(15,967,158)	9,201,295	(9,483,425)	25,032,315	(29,645,848)
Net increase (decrease) in net assets from operations	34,314,741	(7,788,138)	14,612,875	(3,597,969)	48,007,825	(8,688,234)

Changes from principal transactions:
Purchase payments	231,436	215,929	76,750	93,227	167,393	120,009
Transfers between sub-accounts and the	(1,700,094)	330,230	1,638,897	2,521,098	(11,373,603)	(1,311,521)
company

Withdrawals	(14,945,805)	(15,618,806)	(6,140,122)	(6,419,447)	(21,194,141)	(22,990,943)
Annual contract fee	(216,824)	(229,808)	(219,970)	(219,012)	(1,586,953)	(1,678,092)
Net increase (decrease) in net assets from principal
	(16,631,287)	(15,302,455)	(4,644,445)	(4,024,134)	(33,987,304)	(25,860,547)
transactions

Total increase (decrease) in net assets	17,683,454	(23,090,593)	9,968,430	(7,622,103)	14,020,521	(34,548,781)
Net assets at beginning of period	124,393,131	147,483,724	52,639,118	60,261,221	173,126,041	207,674,822
Net assets at end of period	$142,076,585	$124,393,131	$62,607,548	$52,639,118	$187,146,562	$173,126,041

	2019	2018	2019	2018	2019	2018

Units, beginning of period	5,483,417	6,105,141	2,418,409	2,585,889	7,467,644	8,459,157
Units issued	144,991	298,524	333,287	366,323	97,377	292,691
Units redeemed	(785,471)	(920,248)	(508,946)	(533,803)	(1,345,385)	(1,284,204)
Units, end of period	4,842,937	5,483,417	2,242,750	2,418,409	6,219,636	7,467,644

See accompanying notes.

25 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$695,395	$849,077	$3,117,196	$3,898,011	$1,476,055	$1,854,732
Expenses:
Mortality and expense risk and
administrative charges	(382,743)	(407,520)	(2,012,044)	(2,217,926)	(1,606,587)	(1,740,690)
Net investment income (loss)	312,652	441,557	1,105,152	1,680,085	(130,532)	114,042
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	11,825,464	13,464,732
Net realized gain (loss)	13,902	(203,761)	(830,536)	(2,237,607)	3,365,720	5,749,292
Realized gains (losses)
	13,902	(203,761)	(830,536)	(2,237,607)	15,191,184	19,214,024
Unrealized appreciation (depreciation) during

the period	1,604,469	(845,057)	8,384,712	(2,942,710)	4,028,420	(26,395,775)
Net increase (decrease) in net assets from operations	1,931,023	(607,261)	8,659,328	(3,500,232)	19,089,072	(7,067,709)

Changes from principal transactions:
Purchase payments	79,938	94,701	57,523	68,258	277,148	380,953
Transfers between sub-accounts and the	1,605,697	(88,277)	9,536,211	(2,177,144)	546,503	53,035
company

Withdrawals	(3,915,853)	(2,524,297)	(13,849,476)	(17,824,867)	(11,562,865)	(12,016,481)
Annual contract fee	(43,058)	(39,967)	(375,813)	(414,263)	(117,107)	(136,161)
Net increase (decrease) in net assets from principal
	(2,273,276)	(2,557,840)	(4,631,555)	(20,348,016)	(10,856,321)	(11,718,654)
transactions

Total increase (decrease) in net assets	(342,253)	(3,165,101)	4,027,773	(23,848,248)	8,232,751	(18,786,363)
Net assets at beginning of period	25,738,737	28,903,838	120,639,088	144,487,336	104,975,117	123,761,480
Net assets at end of period	$25,396,484	$25,738,737	$124,666,861	$120,639,088	$113,207,868	$104,975,117

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,321,839	1,451,268	6,519,934	7,618,528	5,496,001	6,072,330
Units issued	151,868	58,838	723,481	518,450	208,937	225,711
Units redeemed	(261,808)	(188,267)	(953,578)	(1,617,044)	(742,055)	(802,040)
Units, end of period	1,211,899	1,321,839	6,289,837	6,519,934	4,962,883	5,496,001

See accompanying notes.

26 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$10,934,296	$14,593,040	$2,011,554	$2,513,547	$793,923	$925,056
Expenses:
Mortality and expense risk and
administrative charges	(12,809,810)	(14,180,256)	(1,078,769)	(1,181,298)	(2,152,955)	(2,396,755)
Net investment income (loss)	(1,875,514)	412,784	932,785	1,332,249	(1,359,032)	(1,471,699)
Realized gains (losses) on investments:

Capital gain distributions received	96,405,666	111,887,201	12,860,175	14,794,155	14,486,141	8,902,642
Net realized gain (loss)	47,917,895	64,173,555	5,172,657	7,279,076	4,515,432	8,855,412
Realized gains (losses)
	144,323,561	176,060,756	18,032,832	22,073,231	19,001,573	17,758,054
Unrealized appreciation (depreciation) during

the period	13,250,951	(235,414,403)	3,027,266	(29,941,227)	23,672,597	(31,568,115)
Net increase (decrease) in net assets from operations	155,698,998	(58,940,863)	21,992,883	(6,535,747)	41,315,138	(15,281,760)

Changes from principal transactions:
Purchase payments	463,630	555,537	38,122	30,600	209,924	220,866
Transfers between sub-accounts and the	(11,232,148)	(8,655,408)	(2,090,173)	(1,365,547)	(9,914,393)	(2,162,256)
company

Withdrawals	(106,870,383)	(118,757,856)	(13,315,447)	(15,649,920)	(13,934,670)	(20,642,073)
Annual contract fee	(6,485,267)	(6,976,976)	(682,738)	(730,313)	(809,905)	(870,960)
Net increase (decrease) in net assets from principal
	(124,124,168)	(133,834,703)	(16,050,236)	(17,715,180)	(24,449,044)	(23,454,423)
transactions

Total increase (decrease) in net assets	31,574,830	(192,775,566)	5,942,647	(24,250,927)	16,866,094	(38,736,183)
Net assets at beginning of period	868,428,896	1,061,204,462	116,315,978	140,566,905	134,638,377	173,374,560
Net assets at end of period	$900,003,726	$868,428,896	$122,258,625	$116,315,978	$151,504,471	$134,638,377

	2019	2018	2019	2018	2019	2018

Units, beginning of period	47,315,029	54,126,606	5,240,224	5,984,170	6,910,615	7,935,807
Units issued	296,775	196,483	12,663	6,455	164,520	425,075
Units redeemed	(6,401,001)	(7,008,060)	(664,460)	(750,401)	(1,217,670)	(1,450,267)
Units, end of period	41,210,803	47,315,029	4,588,427	5,240,224	5,857,465	6,910,615

See accompanying notes.

27 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$281,475	$304,977	$3,841,888	$1,710,380	$1,041,245	$678,148
Expenses:
Mortality and expense risk and
administrative charges	(268,871)	(282,681)	(8,093,186)	(8,902,195)	(814,236)	(880,181)
Net investment income (loss)	12,604	22,296	(4,251,298)	(7,191,815)	227,009	(202,033)
Realized gains (losses) on investments:

Capital gain distributions received	2,850,141	1,698,613	92,750,500	100,089,623	15,505,162	16,505,644
Net realized gain (loss)	1,103,876	834,600	10,944,502	52,886,652	2,421,023	4,582,882
Realized gains (losses)
	3,954,017	2,533,213	103,695,002	152,976,275	17,926,185	21,088,526
Unrealized appreciation (depreciation) during

the period	4,583,880	(5,296,165)	31,714,232	(148,951,749)	4,895,562	(20,516,689)
Net increase (decrease) in net assets from operations	8,550,501	(2,740,656)	131,157,936	(3,167,289)	23,048,756	369,804

Changes from principal transactions:
Purchase payments	13,344	6,354	316,215	483,181	45,255	17,188
Transfers between sub-accounts and the	(3,014,090)	814,964	(28,495,994)	(20,557,843)	(6,027,914)	(4,140,048)
company

Withdrawals	(2,633,082)	(2,873,512)	(61,500,015)	(74,850,434)	(9,253,265)	(9,883,377)
Annual contract fee	(155,450)	(157,024)	(1,845,078)	(2,001,087)	(586,537)	(612,822)
Net increase (decrease) in net assets from principal
	(5,789,278)	(2,209,218)	(91,524,872)	(96,926,183)	(15,822,461)	(14,619,059)
transactions

Total increase (decrease) in net assets	2,761,223	(4,949,874)	39,633,064	(100,093,472)	7,226,295	(14,249,255)
Net assets at beginning of period	26,968,548	31,918,422	495,562,004	595,655,476	82,981,676	97,230,931
Net assets at end of period	$29,729,771	$26,968,548	$535,195,068	$495,562,004	$90,207,971	$82,981,676

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,174,421	1,252,683	13,670,917	16,058,791	3,092,636	3,579,993
Units issued	14,862	82,166	209,547	559,080	35,899	119,968
Units redeemed	(222,491)	(160,428)	(2,406,581)	(2,946,954)	(534,461)	(607,325)
Units, end of period	966,792	1,174,421	11,473,883	13,670,917	2,594,074	3,092,636

See accompanying notes.

28 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,624,218	$1,608,729	$6,109,053	$6,065,412	$3,667,260	$3,612,847
Expenses:
Mortality and expense risk and
administrative charges	(1,622,196)	(1,780,383)	(6,821,559)	(7,535,900)	(1,830,060)	(1,984,015)
Net investment income (loss)	2,022	(171,654)	(712,506)	(1,470,488)	1,837,200	1,628,832
Realized gains (losses) on investments:

Capital gain distributions received	12,814,275	14,171,725	52,080,169	57,242,000	23,502,903	25,461,036
Net realized gain (loss)	(250,715)	4,019,698	2,130,479	27,670,715	2,619	3,096,649
Realized gains (losses)
	12,563,560	18,191,423	54,210,648	84,912,715	23,505,522	28,557,685
Unrealized appreciation (depreciation) during

the period	10,623,537	(21,314,964)	39,894,649	(95,062,904)	19,154,688	(33,420,377)
Net increase (decrease) in net assets from operations	23,189,119	(3,295,195)	93,392,791	(11,620,677)	44,497,410	(3,233,860)

Changes from principal transactions:
Purchase payments	74,896	80,859	278,932	325,001	75,738	39,740
Transfers between sub-accounts and the	(3,086,555)	(2,652,453)	(18,194,875)	(9,439,251)	(9,193,271)	(6,874,013)
company

Withdrawals	(9,935,605)	(12,700,094)	(50,658,427)	(65,790,816)	(21,037,818)	(21,613,036)
Annual contract fee	(213,910)	(233,901)	(1,670,097)	(1,821,928)	(1,300,970)	(1,359,553)
Net increase (decrease) in net assets from principal
	(13,161,174)	(15,505,589)	(70,244,467)	(76,726,994)	(31,456,321)	(29,806,862)
transactions

Total increase (decrease) in net assets	10,027,945	(18,800,784)	23,148,324	(88,347,671)	13,041,089	(33,040,722)
Net assets at beginning of period	102,807,276	121,608,060	418,779,895	507,127,566	188,742,389	221,783,111
Net assets at end of period	$112,835,221	$102,807,276	$441,928,219	$418,779,895	$201,783,478	$188,742,389

	2019	2018	2019	2018	2019	2018

Units, beginning of period	2,972,560	3,387,677	13,514,027	15,764,325	7,330,807	8,379,737
Units issued	30,125	68,945	121,565	482,756	45,572	218,379
Units redeemed	(368,698)	(484,062)	(2,133,664)	(2,733,054)	(1,107,631)	(1,267,309)
Units, end of period	2,633,987	2,972,560	11,501,928	13,514,027	6,268,748	7,330,807

See accompanying notes.

29 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,148,320	$7,573,108	$464,889	$1,188,581	$90,192	$71,363
Expenses:
Mortality and expense risk and
administrative charges	(4,169,731)	(4,725,580)	(334,707)	(370,706)	(59,427)	(67,821)
Net investment income (loss)	(2,021,411)	2,847,528	130,182	817,875	30,765	3,542
Realized gains (losses) on investments:

Capital gain distributions received	19,200,246	11,503,923	2,571,323	1,513,206	340,833	461,816
Net realized gain (loss)	14,272,252	17,790,411	1,987,092	1,719,631	166,441	135,449
Realized gains (losses)
	33,472,498	29,294,334	4,558,415	3,232,837	507,274	597,265
Unrealized appreciation (depreciation) during

the period	18,950,358	(77,584,323)	2,478,883	(9,626,853)	258,816	(979,826)
Net increase (decrease) in net assets from operations	50,401,445	(45,442,461)	7,167,480	(5,576,141)	796,855	(379,019)

Changes from principal transactions:
Purchase payments	250,831	255,482	46,370	5,584	-	-
Transfers between sub-accounts and the	(6,791,116)	13,729,000	(933,064)	2,403,498	(48,281)	(142,935)
company

Withdrawals	(33,347,029)	(39,793,367)	(4,160,081)	(4,841,425)	(348,939)	(567,873)
Annual contract fee	(1,075,161)	(1,187,096)	(287,441)	(309,207)	(9,662)	(10,837)
Net increase (decrease) in net assets from principal
	(40,962,475)	(26,995,981)	(5,334,216)	(2,741,550)	(406,882)	(721,645)
transactions

Total increase (decrease) in net assets	9,438,970	(72,438,442)	1,833,264	(8,317,691)	389,973	(1,100,664)
Net assets at beginning of period	261,040,954	333,479,396	34,732,066	43,049,757	3,828,929	4,929,593
Net assets at end of period	$270,479,924	$261,040,954	$36,565,330	$34,732,066	$4,218,902	$3,828,929

	2019	2018	2019	2018	2019	2018

Units, beginning of period	10,102,987	11,002,549	2,255,035	2,403,967	95,425	109,061
Units issued	339,775	799,093	61,863	172,864	267	1,017
Units redeemed	(1,787,341)	(1,698,655)	(367,487)	(321,796)	(9,798)	(14,653)
Units, end of period	8,655,421	10,102,987	1,949,411	2,255,035	85,894	95,425

See accompanying notes.

30 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Blue Chip Growth Trust Series I			Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I
		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	59,503	$	- $	-	$48,361	$376,629
Expenses:
Mortality and expense risk and
administrative charges		(3,508,624)	(3,720,320)		(1,830,020)	(1,936,797)	(2,001,206)	(2,131,839)
Net investment income (loss)		(3,508,624)	(3,660,817)		(1,830,020)	(1,936,797)	(1,952,845)	(1,755,210)
Realized gains (losses) on investments:

Capital gain distributions received		33,720,320	33,723,155		16,710,750	16,433,673	89,472,263	24,661,514
Net realized gain (loss)		17,397,864	19,230,998		843,595	4,459,504	(7,691,640)	6,731,333
Realized gains (losses)
		51,118,184	52,954,153		17,554,345	20,893,177	81,780,623	31,392,847
Unrealized appreciation (depreciation) during

the period		10,177,381	(45,938,877)		12,068,338	(17,960,982)	(43,594,326)	(31,282,606)
Net increase (decrease) in net assets from operations		57,786,941	3,354,459		27,792,663	995,398	36,233,452	(1,644,969)

Changes from principal transactions:
Purchase payments		407,148	346,958		238,998	455,790	108,209	197,432
Transfers between sub-accounts and the		(6,147,149)	(5,145,305)		(6,854,071)	5,270,850	(3,752,199)	(983,760)
company

Withdrawals		(26,531,256)	(25,312,057)		(11,490,552)	(14,129,863)	(12,310,985)	(15,088,029)
Annual contract fee		(353,435)	(370,713)		(351,075)	(359,830)	(246,417)	(261,444)
Net increase (decrease) in net assets from principal
		(32,624,692)	(30,481,117)		(18,456,700)	(8,763,053)	(16,201,392)	(16,135,801)
transactions

Total increase (decrease) in net assets		25,162,249	(27,126,658)		9,335,963	(7,767,655)	20,032,060	(17,780,770)
Net assets at beginning of period		216,533,054	243,659,712		107,498,238	115,265,893	122,497,750	140,278,520
Net assets at end of period		$241,695,303	$216,533,054		$116,834,201	$107,498,238	$142,529,810	$122,497,750

		2019	2018		2019	2018	2019	2018

Units, beginning of period		3,989,809	4,509,791		2,880,174	3,103,134	5,276,879	5,905,808
Units issued		68,217	123,979		139,736	398,212	61,764	203,509
Units redeemed		(578,728)	(643,961)		(564,423)	(621,172)	(652,125)	(832,438)
Units, end of period		3,479,298	3,989,809		2,455,487	2,880,174	4,686,518	5,276,879

See accompanying notes.

31 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$4,069	$26,159	$3,076,312	$5,046,881	$1,484,498	$1,611,556
Expenses:
Mortality and expense risk and
administrative charges	(857,992)	(964,841)	(3,551,987)	(3,703,878)	(926,810)	(1,016,885)
Net investment income (loss)	(853,923)	(938,682)	(475,675)	1,343,003	557,688	594,671
Realized gains (losses) on investments:

Capital gain distributions received	37,210,141	10,773,437	16,197,394	19,561,342	-	-
Net realized gain (loss)	(6,148,909)	1,323,837	2,052,992	1,161,668	(216,478)	(728,642)
Realized gains (losses)
	31,061,232	12,097,274	18,250,386	20,723,010	(216,478)	(728,642)
Unrealized appreciation (depreciation) during

the period	(15,669,639)	(11,951,970)	34,280,699	(24,529,333)	3,743,557	(1,461,071)
Net increase (decrease) in net assets from operations	14,537,670	(793,378)	52,055,410	(2,463,320)	4,084,767	(1,595,042)

Changes from principal transactions:
Purchase payments	148,132	188,477	237,785	353,360	156,795	58,483
Transfers between sub-accounts and the	(2,662,311)	1,008,554	(3,950,588)	(5,946,426)	726,937	(1,574,355)
company

Withdrawals	(5,339,508)	(7,365,947)	(29,300,329)	(27,045,582)	(6,788,315)	(8,153,799)
Annual contract fee	(190,136)	(205,316)	(1,863,916)	(1,961,290)	(119,009)	(129,503)
Net increase (decrease) in net assets from principal
	(8,043,823)	(6,374,232)	(34,877,048)	(34,599,938)	(6,023,592)	(9,799,174)
transactions

Total increase (decrease) in net assets	6,493,847	(7,167,610)	17,178,362	(37,063,258)	(1,938,825)	(11,394,216)
Net assets at beginning of period	50,795,140	57,962,750	243,307,205	280,370,463	63,639,187	75,033,403
Net assets at end of period	$57,288,987	$50,795,140	$260,485,567	$243,307,205	$61,700,362	$63,639,187

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,523,414	1,691,874	10,874,787	12,364,275	3,784,692	4,369,480
Units issued	52,697	207,780	188,816	119,101	231,090	141,037
Units redeemed	(261,081)	(376,240)	(1,564,375)	(1,608,589)	(573,632)	(725,825)
Units, end of period	1,315,030	1,523,414	9,499,228	10,874,787	3,442,150	3,784,692

See accompanying notes.

32 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,592,588	$1,711,214	$184,331	$165,950	$901,635	$865,202
Expenses:
Mortality and expense risk and
administrative charges	(1,137,086)	(1,243,335)	(189,162)	(203,808)	(456,483)	(580,555)
Net investment income (loss)	455,502	467,879	(4,831)	(37,858)	445,152	284,647
Realized gains (losses) on investments:

Capital gain distributions received	-	-	569,806	1,108,207	-	-
Net realized gain (loss)	(212,925)	(967,084)	710,975	738,599	(735,322)	(164,022)
Realized gains (losses)
	(212,925)	(967,084)	1,280,781	1,846,806	(735,322)	(164,022)
Unrealized appreciation (depreciation) during

the period	4,231,106	(1,601,694)	1,628,784	(2,520,155)	2,896,993	(6,065,973)
Net increase (decrease) in net assets from operations	4,473,683	(2,100,899)	2,904,734	(711,207)	2,606,823	(5,945,348)

Changes from principal transactions:
Purchase payments	73,214	131,047	-	-	37,955	101,145
Transfers between sub-accounts and the	2,467,588	(4,032,829)	(495,487)	(413,318)	(111,142)	(1,263,301)
company

Withdrawals	(7,427,932)	(9,598,927)	(888,598)	(1,017,764)	(2,688,201)	(4,137,247)
Annual contract fee	(197,703)	(210,323)	(50,650)	(54,157)	(123,981)	(149,646)
Net increase (decrease) in net assets from principal
	(5,084,833)	(13,711,032)	(1,434,735)	(1,485,239)	(2,885,369)	(5,449,049)
transactions

Total increase (decrease) in net assets	(611,150)	(15,811,931)	1,469,999	(2,196,446)	(278,546)	(11,394,397)
Net assets at beginning of period	72,131,804	87,943,735	10,682,338	12,878,784	30,943,680	42,338,077
Net assets at end of period	$71,520,654	$72,131,804	$12,152,337	$10,682,338	$30,665,134	$30,943,680

	2019	2018	2019	2018	2019	2018

Units, beginning of period	4,476,676	5,341,711	278,624	314,256	2,808,960	3,264,187
Units issued	552,147	160,650	1,292	1,445	249,459	286,073
Units redeemed	(852,432)	(1,025,685)	(32,733)	(37,077)	(506,893)	(741,300)
Units, end of period	4,176,391	4,476,676	247,183	278,624	2,551,526	2,808,960

See accompanying notes.

33 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$45,841	$43,337	$3,345,901	$3,255,408	$1,930,828	$1,785,659
Expenses:
Mortality and expense risk and
administrative charges	(14,593)	(17,219)	(2,401,504)	(2,687,015)	(1,601,769)	(1,763,447)
Net investment income (loss)	31,248	26,118	944,397	568,393	329,059	22,212
Realized gains (losses) on investments:

Capital gain distributions received	-	-	14,205,980	21,880,986	8,965,857	13,425,290
Net realized gain (loss)	(19,591)	7,755	3,015,112	6,741,873	(2,628,317)	2,618,360
Realized gains (losses)
	(19,591)	7,755	17,221,092	28,622,859	6,337,540	16,043,650
Unrealized appreciation (depreciation) during

the period	124,257	(275,380)	17,593,470	(47,921,790)	15,514,745	(27,867,487)
Net increase (decrease) in net assets from operations	135,914	(241,507)	35,758,959	(18,730,538)	22,181,344	(11,801,625)

Changes from principal transactions:
Purchase payments	-	-	162,155	206,858	198,839	298,188
Transfers between sub-accounts and the	42,407	55,514	7,693,432	(5,773,427)	9,598,720	(3,694,759)
company

Withdrawals	(144,912)	(215,791)	(17,903,738)	(19,633,311)	(10,456,627)	(13,449,616)
Annual contract fee	(395)	(430)	(230,906)	(258,196)	(320,694)	(330,163)
Net increase (decrease) in net assets from principal
	(102,900)	(160,707)	(10,279,057)	(25,458,076)	(979,762)	(17,176,350)
transactions

Total increase (decrease) in net assets	33,014	(402,214)	25,479,902	(44,188,614)	21,201,582	(28,977,975)
Net assets at beginning of period	1,452,358	1,854,572	152,265,048	196,453,662	94,017,127	122,995,102
Net assets at end of period	$1,485,372	$1,452,358	$177,744,950	$152,265,048	$115,218,709	$94,017,127

	2019	2018	2019	2018	2019	2018

Units, beginning of period	130,686	142,910	3,216,393	3,727,107	3,781,609	4,389,304
Units issued	5,327	6,064	301,233	45,291	481,639	115,821
Units redeemed	(14,258)	(18,288)	(465,278)	(556,005)	(536,896)	(723,516)
Units, end of period	121,755	130,686	3,052,348	3,216,393	3,726,352	3,781,609

See accompanying notes.

34 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$373,100	$124,345	$491,385	$164,029	$101,608	$92,929
Expenses:
Mortality and expense risk and
administrative charges	(137,130)	(163,321)	(195,084)	(230,391)	(672,566)	(742,150)
Net investment income (loss)	235,970	(38,976)	296,301	(66,362)	(570,958)	(649,221)
Realized gains (losses) on investments:

Capital gain distributions received	498,549	674,944	720,932	915,508	3,176,855	5,875,987
Net realized gain (loss)	117,263	548,624	172,286	558,176	3,539,791	3,357,259
Realized gains (losses)
	615,812	1,223,568	893,218	1,473,684	6,716,646	9,233,246
Unrealized appreciation (depreciation) during

the period	1,482,963	(2,763,044)	2,008,049	(3,561,756)	5,992,654	(14,758,300)
Net increase (decrease) in net assets from operations	2,334,745	(1,578,452)	3,197,568	(2,154,434)	12,138,342	(6,174,275)

Changes from principal transactions:
Purchase payments	8,713	8,059	43,286	30,986	35,188	72,464
Transfers between sub-accounts and the	(848,825)	(921,931)	(21,840)	(812,479)	(1,815,239)	(268,746)
company

Withdrawals	(723,768)	(712,539)	(1,297,549)	(1,737,369)	(3,868,889)	(4,725,902)
Annual contract fee	(27,649)	(30,293)	(42,682)	(46,373)	(166,869)	(181,845)
Net increase (decrease) in net assets from principal
	(1,591,529)	(1,656,704)	(1,318,785)	(2,565,235)	(5,815,809)	(5,104,029)
transactions

Total increase (decrease) in net assets	743,216	(3,235,156)	1,878,783	(4,719,669)	6,322,533	(11,278,304)
Net assets at beginning of period	8,458,284	11,693,440	11,386,695	16,106,364	37,081,054	48,359,358
Net assets at end of period	$9,201,500	$8,458,284	$13,265,478	$11,386,695	$43,403,587	$37,081,054

	2019	2018	2019	2018	2019	2018

Units, beginning of period	407,419	474,458	526,724	625,106	1,098,058	1,221,295
Units issued	25,202	41,652	51,514	53,501	85,406	69,318
Units redeemed	(90,836)	(108,691)	(104,847)	(151,883)	(220,936)	(192,555)
Units, end of period	341,785	407,419	473,391	526,724	962,528	1,098,058

See accompanying notes.

35 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series I		Global Allocation
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,077,276	$2,171,428	$1,311,194	$1,389,364	$2,816	$1,982
Expenses:
Mortality and expense risk and
administrative charges	(2,660,347)	(2,985,295)	(2,221,187)	(2,533,995)	(3,518)	(3,522)
Net investment income (loss)	(583,071)	(813,867)	(909,993)	(1,144,631)	(702)	(1,540)
Realized gains (losses) on investments:

Capital gain distributions received	2,922,995	-	2,222,165	-	8,331	9,269
Net realized gain (loss)	4,502,948	5,067,381	5,579,369	4,960,562	1,153	455
Realized gains (losses)
	7,425,943	5,067,381	7,801,534	4,960,562	9,484	9,724
Unrealized appreciation (depreciation) during

the period	45,290,053	(40,776,930)	33,531,268	(32,906,560)	27,523	(30,246)
Net increase (decrease) in net assets from operations	52,132,925	(36,523,416)	40,422,809	(29,090,629)	36,305	(22,062)

Changes from principal transactions:
Purchase payments	226,838	246,043	250,683	303,852	-	-
Transfers between sub-accounts and the	(4,440,512)	(3,591,346)	(10,797,836)	814,929	(5,906)	91
company

Withdrawals	(18,471,291)	(22,088,734)	(17,896,624)	(20,200,308)	(1,723)	(1,253)
Annual contract fee	(255,044)	(280,065)	(530,237)	(594,997)	(761)	(736)
Net increase (decrease) in net assets from principal
	(22,940,009)	(25,714,102)	(28,974,014)	(19,676,524)	(8,390)	(1,898)
transactions

Total increase (decrease) in net assets	29,192,916	(62,237,518)	11,448,795	(48,767,153)	27,915	(23,960)
Net assets at beginning of period	161,567,047	223,804,565	129,991,269	178,758,422	226,710	250,670
Net assets at end of period	$190,759,963	$161,567,047	$141,440,064	$129,991,269	$254,625	$226,710

	2019	2018	2019	2018	2019	2018

Units, beginning of period	6,828,258	7,733,962	6,141,427	6,913,782	11,153	11,243
Units issued	52,331	102,855	100,527	396,715	84	55
Units redeemed	(855,258)	(1,008,559)	(1,247,949)	(1,169,070)	(470)	(145)
Units, end of period	6,025,331	6,828,258	4,994,005	6,141,427	10,767	11,153

See accompanying notes.

36 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Global Bond Trust Series I		Global Bond Trust Series II		Global Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,461,372	$697,347	$3,471,207	$1,700,423	$2,028,457	$1,963,853
Expenses:
Mortality and expense risk and
administrative charges	(338,548)	(386,937)	(861,400)	(1,010,537)	(1,184,304)	(1,412,030)
Net investment income (loss)	1,122,824	310,410	2,609,807	689,886	844,153	551,823
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	3,425,006	-
Net realized gain (loss)	(91,367)	(58,458)	(236,683)	(631,401)	3,259,144	4,327,952
Realized gains (losses)
	(91,367)	(58,458)	(236,683)	(631,401)	6,684,150	4,327,952
Unrealized appreciation (depreciation) during

the period	87,352	(1,135,089)	57,724	(2,316,949)	5,419,777	(21,967,408)
Net increase (decrease) in net assets from operations	1,118,809	(883,137)	2,430,848	(2,258,464)	12,948,080	(17,087,633)

Changes from principal transactions:
Purchase payments	17,669	15,808	456,561	108,472	88,780	134,713
Transfers between sub-accounts and the	(131,635)	(416,725)	2,494,594	(4,081,827)	(244,737)	1,062,831
company

Withdrawals	(2,653,123)	(2,908,914)	(6,875,402)	(9,809,923)	(9,894,020)	(9,705,830)
Annual contract fee	(37,403)	(40,608)	(218,952)	(254,464)	(303,853)	(326,019)
Net increase (decrease) in net assets from principal
	(2,804,492)	(3,350,439)	(4,143,199)	(14,037,742)	(10,353,830)	(8,834,305)
transactions

Total increase (decrease) in net assets	(1,685,683)	(4,233,576)	(1,712,351)	(16,296,206)	2,594,250	(25,921,938)
Net assets at beginning of period	24,164,291	28,397,867	55,604,198	71,900,404	93,402,133	119,324,071
Net assets at end of period	$22,478,608	$24,164,291	$53,891,847	$55,604,198	$95,996,383	$93,402,133

	2019	2018	2019	2018	2019	2018

Units, beginning of period	811,355	917,345	2,952,426	3,739,056	3,921,397	4,161,094
Units issued	28,442	33,861	330,024	159,261	137,711	231,536
Units redeemed	(117,789)	(139,851)	(545,223)	(945,891)	(499,364)	(471,233)
Units, end of period	722,008	811,355	2,737,227	2,952,426	3,559,744	3,921,397

See accompanying notes.

37 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Global Trust Series II			Health Sciences Trust Series I			Health Sciences Trust Series II
	2019	2018		2019	2018		2019	2018
Income:

Dividend distributions received	$503,173	$506,404	$	- $	-	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(421,198)	(532,606)		(720,648)	(789,628)		(921,176)	(1,055,054)
Net investment income (loss)	81,975	(26,202)		(720,648)	(789,628)		(921,176)	(1,055,054)
Realized gains (losses) on investments:

Capital gain distributions received	953,574	-		3,549,205	5,037,233		4,630,907	6,790,013
Net realized gain (loss)	33,550	1,116,899		(2,498,983)	(1,729,855)		(2,709,953)	(4,544,407)
Realized gains (losses)
	987,124	1,116,899		1,050,222	3,307,378		1,920,954	2,245,606
Unrealized appreciation (depreciation) during

the period	2,374,937	(6,229,830)		11,086,770	(2,700,749)		12,684,211	(1,715,149)
Net increase (decrease) in net assets from operations	3,444,036	(5,139,133)		11,416,344	(182,999)		13,683,989	(524,597)

Changes from principal transactions:
Purchase payments	43,661	83,222		58,577	147,585		111,058	160,425
Transfers between sub-accounts and the	(1,022,764)	(2,105,893)		(2,269,090)	(324,896)		(2,663,442)	(438,638)
company

Withdrawals	(2,747,905)	(4,030,585)		(4,453,967)	(4,937,993)		(6,391,828)	(6,400,594)
Annual contract fee	(102,298)	(129,103)		(120,628)	(127,030)		(196,981)	(220,570)
Net increase (decrease) in net assets from principal
	(3,829,306)	(6,182,359)		(6,785,108)	(5,242,334)		(9,141,193)	(6,899,377)
transactions

Total increase (decrease) in net assets	(385,270)	(11,321,492)		4,631,236	(5,425,333)		4,542,796	(7,423,974)
Net assets at beginning of period	26,537,525	37,859,017		45,999,453	51,424,786		56,169,215	63,593,189
Net assets at end of period	$26,152,255	$26,537,525		$50,630,689	$45,999,453		$60,712,011	$56,169,215

	2019	2018		2019	2018		2019	2018

Units, beginning of period	1,391,375	1,658,271		670,096	743,747		849,302	964,531
Units issued	93,720	73,646		33,744	48,785		34,345	112,032
Units redeemed	(283,238)	(340,542)		(121,309)	(122,436)		(154,474)	(227,261)
Units, end of period	1,201,857	1,391,375		582,531	670,096		729,173	849,302

See accompanying notes.

38 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,869,556	$3,435,790	$2,357,490	$2,804,166	$369,711	$327,457
Expenses:
Mortality and expense risk and
administrative charges	(648,494)	(710,852)	(726,530)	(797,367)	(200,184)	(212,419)
Net investment income (loss)	2,221,062	2,724,938	1,630,960	2,006,799	169,527	115,038
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	4,869
Net realized gain (loss)	(649,799)	(1,415,471)	(755,927)	(1,816,313)	308,662	357,894
Realized gains (losses)
	(649,799)	(1,415,471)	(755,927)	(1,816,313)	308,662	362,763
Unrealized appreciation (depreciation) during

the period	5,637,813	(3,620,440)	5,146,550	(2,444,718)	1,995,983	(2,727,999)
Net increase (decrease) in net assets from operations	7,209,076	(2,310,973)	6,021,583	(2,254,232)	2,474,172	(2,250,198)

Changes from principal transactions:
Purchase payments	20,230	12,257	46,819	29,241	40,925	17,723
Transfers between sub-accounts and the	1,841,302	(1,238,844)	430,069	(1,864,531)	4,796,061	(85,988)
company

Withdrawals	(5,618,260)	(6,998,844)	(4,149,208)	(6,170,508)	(1,137,792)	(939,458)
Annual contract fee	(290,452)	(308,261)	(197,954)	(211,925)	(38,741)	(35,881)
Net increase (decrease) in net assets from principal
	(4,047,180)	(8,533,692)	(3,870,274)	(8,217,723)	3,660,453	(1,043,604)
transactions

Total increase (decrease) in net assets	3,161,896	(10,844,665)	2,151,309	(10,471,955)	6,134,625	(3,293,802)
Net assets at beginning of period	51,588,416	62,433,081	45,026,742	55,498,697	12,215,423	15,509,225
Net assets at end of period	$54,750,312	$51,588,416	$47,178,051	$45,026,742	$18,350,048	$12,215,423

	2019	2018	2019	2018	2019	2018

Units, beginning of period	2,981,649	3,438,490	2,088,366	2,456,073	856,547	920,999
Units issued	281,074	230,428	290,303	131,310	369,042	63,038
Units redeemed	(502,690)	(687,269)	(439,141)	(499,017)	(152,792)	(127,490)
Units, end of period	2,760,033	2,981,649	1,939,528	2,088,366	1,072,797	856,547

See accompanying notes.

39 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Equity Index Series II		International Equity Index Series NAV		International Small Company Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$328,258	$293,626	$233,663	$250,579	$386,667	$277,579
Expenses:
Mortality and expense risk and
administrative charges	(192,814)	(232,500)	(153,428)	(176,431)	(262,469)	(329,907)
Net investment income (loss)	135,444	61,126	80,235	74,148	124,198	(52,328)
Realized gains (losses) on investments:

Capital gain distributions received	-	4,870	-	3,655	731,319	-
Net realized gain (loss)	264,337	638,081	134,301	184,642	865,980	1,578,688
Realized gains (losses)
	264,337	642,951	134,301	188,297	1,597,299	1,578,688
Unrealized appreciation (depreciation) during

the period	1,875,430	(3,059,863)	1,487,649	(1,974,369)	1,684,677	(6,344,140)
Net increase (decrease) in net assets from operations	2,275,211	(2,355,786)	1,702,185	(1,711,924)	3,406,174	(4,817,780)

Changes from principal transactions:
Purchase payments	26,821	51,150	8,375	22,242	16,634	28,415
Transfers between sub-accounts and the	5,953,059	41,355	672,727	40,772	(275,477)	(1,257,573)
company

Withdrawals	(1,234,620)	(1,495,338)	(800,590)	(1,298,072)	(1,878,161)	(1,686,534)
Annual contract fee	(45,798)	(53,442)	(46,062)	(52,799)	(44,426)	(42,664)
Net increase (decrease) in net assets from principal
	4,699,462	(1,456,275)	(165,550)	(1,287,857)	(2,181,430)	(2,958,356)
transactions

Total increase (decrease) in net assets	6,974,673	(3,812,061)	1,536,635	(2,999,781)	1,224,744	(7,776,136)
Net assets at beginning of period	11,356,073	15,168,134	9,079,888	12,079,669	17,468,933	25,245,069
Net assets at end of period	$18,330,746	$11,356,073	$10,616,523	$9,079,888	$18,693,677	$17,468,933

	2019	2018	2019	2018	2019	2018

Units, beginning of period	814,211	918,163	802,770	902,476	972,342	1,106,783
Units issued	501,701	204,019	80,899	24,044	23,995	38,303
Units redeemed	(215,439)	(307,971)	(98,208)	(123,750)	(134,834)	(172,744)
Units, end of period	1,100,473	814,211	785,461	802,770	861,503	972,342

See accompanying notes.

40 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$207,215	$183,380	$1,455,771	$1,576,412	$1,119,265	$1,182,437
Expenses:
Mortality and expense risk and
administrative charges	(180,189)	(231,834)	(786,320)	(974,187)	(691,304)	(863,658)
Net investment income (loss)	27,026	(48,454)	669,451	602,225	427,961	318,779
Realized gains (losses) on investments:

Capital gain distributions received	474,658	-	-	-	-	-
Net realized gain (loss)	325,003	923,413	928,899	2,615,844	22,064	1,890,220
Realized gains (losses)
	799,661	923,413	928,899	2,615,844	22,064	1,890,220
Unrealized appreciation (depreciation) during

the period	1,375,173	(4,113,641)	3,850,553	(14,138,796)	3,909,472	(11,301,294)
Net increase (decrease) in net assets from operations	2,201,860	(3,238,682)	5,448,903	(10,920,727)	4,359,497	(9,092,295)

Changes from principal transactions:
Purchase payments	83,273	66,284	66,635	106,948	286,666	208,762
Transfers between sub-accounts and the	(653,180)	(283,153)	(1,331,948)	(1,037,493)	(389,754)	(927,924)
company

Withdrawals	(1,075,376)	(1,732,351)	(5,187,431)	(6,216,159)	(4,358,681)	(6,921,536)
Annual contract fee	(48,482)	(52,711)	(117,920)	(136,832)	(142,820)	(175,057)
Net increase (decrease) in net assets from principal
	(1,693,765)	(2,001,931)	(6,570,664)	(7,283,536)	(4,604,589)	(7,815,755)
transactions

Total increase (decrease) in net assets	508,095	(5,240,613)	(1,121,761)	(18,204,263)	(245,092)	(16,908,050)
Net assets at beginning of period	11,575,848	16,816,461	54,546,359	72,750,622	44,426,966	61,335,016
Net assets at end of period	$12,083,943	$11,575,848	$53,424,598	$54,546,359	$44,181,874	$44,426,966

	2019	2018	2019	2018	2019	2018

Units, beginning of period	668,861	763,609	2,949,301	3,294,988	2,250,880	2,586,872
Units issued	23,203	69,536	69,709	65,394	100,494	69,025
Units redeemed	(112,602)	(164,284)	(408,509)	(411,081)	(321,025)	(405,017)
Units, end of period	579,462	668,861	2,610,501	2,949,301	2,030,349	2,250,880

See accompanying notes.

41 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,996,138	$3,427,726	$1,430,663	$1,586,601	$40,120	$40,446
Expenses:
Mortality and expense risk and
administrative charges	(1,280,241)	(1,370,946)	(946,553)	(993,873)	(37,233)	(35,912)
Net investment income (loss)	1,715,897	2,056,780	484,110	592,728	2,887	4,534
Realized gains (losses) on investments:

Capital gain distributions received	-	882,050	-	440,572	145,539	56,556
Net realized gain (loss)	(928,071)	(1,986,577)	(474,445)	(1,386,654)	20,764	47,884
Realized gains (losses)
	(928,071)	(1,104,527)	(474,445)	(946,082)	166,303	104,440
Unrealized appreciation (depreciation) during

the period	8,606,760	(3,528,968)	4,326,220	(1,321,292)	376,740	(339,381)
Net increase (decrease) in net assets from operations	9,394,586	(2,576,715)	4,335,885	(1,674,646)	545,930	(230,407)

Changes from principal transactions:
Purchase payments	107,704	59,757	135,857	82,893	5,500	-
Transfers between sub-accounts and the	7,859,323	(2,542,534)	6,839,516	(650,097)	161,148	267,849
company

Withdrawals	(12,691,141)	(13,423,601)	(7,163,684)	(7,286,807)	(41,965)	(170,224)
Annual contract fee	(643,352)	(673,578)	(214,415)	(228,396)	(10,739)	(10,081)
Net increase (decrease) in net assets from principal
	(5,367,466)	(16,579,956)	(402,726)	(8,082,407)	113,944	87,544
transactions

Total increase (decrease) in net assets	4,027,120	(19,156,671)	3,933,159	(9,757,053)	659,874	(142,863)
Net assets at beginning of period	116,516,628	135,673,299	58,446,535	68,203,588	2,126,950	2,269,813
Net assets at end of period	$120,543,748	$116,516,628	$62,379,694	$58,446,535	$2,786,824	$2,126,950

	2019	2018	2019	2018	2019	2018

Units, beginning of period	6,011,005	6,868,000	3,237,257	3,684,653	142,085	136,196
Units issued	514,920	328,515	586,851	374,497	13,928	17,763
Units redeemed	(790,168)	(1,185,510)	(599,245)	(821,893)	(7,231)	(11,874)
Units, end of period	5,735,757	6,011,005	3,224,863	3,237,257	148,782	142,085

See accompanying notes.

42 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$81,380	$84,761	$516,057	$537,495	$9,405,491	$10,793,457
Expenses:
Mortality and expense risk and
administrative charges	(93,708)	(90,712)	(294,645)	(270,820)	(7,080,721)	(7,369,100)
Net investment income (loss)	(12,328)	(5,951)	221,412	266,675	2,324,770	3,424,357
Realized gains (losses) on investments:

Capital gain distributions received	355,911	128,647	748,281	364,513	15,743,603	8,288,547
Net realized gain (loss)	65,106	187,020	112,363	158,987	6,330,574	7,075,326
Realized gains (losses)
	421,017	315,667	860,644	523,500	22,074,177	15,363,873
Unrealized appreciation (depreciation) during

the period	849,955	(887,278)	2,616,121	(2,067,831)	53,621,701	(50,677,836)
Net increase (decrease) in net assets from operations	1,258,644	(577,562)	3,698,177	(1,277,656)	78,020,648	(31,889,606)

Changes from principal transactions:
Purchase payments	-	4,232	36,904	72,004	5,717,300	15,462,292
Transfers between sub-accounts and the	399,216	488,033	3,434,625	3,169,070	57,692,338	(20,311,801)
company

Withdrawals	(201,999)	(296,212)	(1,371,645)	(2,592,413)	(61,799,419)	(56,620,911)
Annual contract fee	(28,174)	(26,350)	(134,919)	(136,485)	(4,177,239)	(4,333,745)
Net increase (decrease) in net assets from principal
	169,043	169,703	1,964,965	512,176	(2,567,020)	(65,804,165)
transactions

Total increase (decrease) in net assets	1,427,687	(407,859)	5,663,142	(765,480)	75,453,628	(97,693,771)
Net assets at beginning of period	5,047,557	5,455,416	21,831,077	22,596,557	477,791,722	575,485,493
Net assets at end of period	$6,475,244	$5,047,557	$27,494,219	$21,831,077	$553,245,350	$477,791,722

	2019	2018	2019	2018	2019	2018

Units, beginning of period	342,608	331,950	1,517,651	1,482,255	31,342,811	35,280,396
Units issued	40,465	76,948	255,474	290,714	5,216,505	4,523,063
Units redeemed	(30,641)	(66,290)	(132,850)	(255,318)	(5,277,426)	(8,460,648)
Units, end of period	352,432	342,608	1,640,275	1,517,651	31,281,890	31,342,811

See accompanying notes.

43 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$202,759	$219,662	$2,154,080	$2,472,179	$3,642,994	$4,495,045
Expenses:
Mortality and expense risk and
administrative charges	(122,387)	(115,525)	(1,424,068)	(1,362,139)	(2,009,274)	(2,144,763)
Net investment income (loss)	80,372	104,137	730,012	1,110,040	1,633,720	2,350,282
Realized gains (losses) on investments:

Capital gain distributions received	186,303	85,720	2,038,128	926,699	9,211,642	2,653,349
Net realized gain (loss)	79,783	(75,609)	757,570	230,468	3,351,329	2,898,618
Realized gains (losses)
	266,086	10,111	2,795,698	1,157,167	12,562,971	5,551,967
Unrealized appreciation (depreciation) during

the period	664,944	(395,512)	7,354,524	(5,688,436)	23,255,819	(22,532,658)
Net increase (decrease) in net assets from operations	1,011,402	(281,264)	10,880,234	(3,421,229)	37,452,510	(14,630,409)

Changes from principal transactions:
Purchase payments	20,550	350	3,582,660	2,041,931	87,784	126,739
Transfers between sub-accounts and the	923,754	2,214,631	14,364,886	27,150,243	(2,506,208)	1,232,275
company

Withdrawals	(1,018,798)	(1,358,480)	(22,510,533)	(15,726,402)	(18,890,442)	(18,358,425)
Annual contract fee	(44,011)	(36,388)	(909,285)	(873,114)	(1,365,373)	(1,402,303)
Net increase (decrease) in net assets from principal
	(118,505)	820,113	(5,472,272)	12,592,658	(22,674,239)	(18,401,714)
transactions

Total increase (decrease) in net assets	892,897	538,849	5,407,962	9,171,429	14,778,271	(33,032,123)
Net assets at beginning of period	8,597,883	8,059,034	105,253,385	96,081,956	192,754,184	225,786,307
Net assets at end of period	$9,490,780	$8,597,883	$110,661,347	$105,253,385	$207,532,455	$192,754,184

	2019	2018	2019	2018	2019	2018

Units, beginning of period	632,431	574,117	7,531,874	6,605,886	12,842,491	13,985,436
Units issued	264,727	260,556	3,035,255	3,654,246	319,445	439,544
Units redeemed	(270,698)	(202,242)	(3,402,048)	(2,728,258)	(1,686,429)	(1,582,489)
Units, end of period	626,460	632,431	7,165,081	7,531,874	11,475,507	12,842,491

See accompanying notes.

44 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$76,892,658	$98,028,411	$110,286	$142,813	$179,520	$196,203
Expenses:
Mortality and expense risk and
administrative charges	(68,471,327)	(75,342,116)	(80,282)	(86,986)	(100,436)	(89,421)
Net investment income (loss)	8,421,331	22,686,295	30,004	55,827	79,084	106,782
Realized gains (losses) on investments:

Capital gain distributions received	221,461,993	65,600,412	277,795	81,243	199,252	103,487
Net realized gain (loss)	79,101,936	83,602,063	2,633	6,399	40,981	11,584
Realized gains (losses)
	300,563,929	149,202,475	280,428	87,642	240,233	115,071
Unrealized appreciation (depreciation) during

the period	556,917,670	(558,470,310)	805,833	(611,902)	793,704	(587,542)
Net increase (decrease) in net assets from operations	865,902,930	(386,581,540)	1,116,265	(468,433)	1,113,021	(365,689)

Changes from principal transactions:
Purchase payments	18,451,306	28,793,737	-	-	11,899	8,498
Transfers between sub-accounts and the	(6,642,211)	(85,600,466)	-	-	1,416,304	1,256,305
company

Withdrawals	(524,004,510)	(602,413,509)	(939,960)	(472,702)	(1,033,719)	(823,354)
Annual contract fee	(37,596,629)	(39,821,554)	-	-	(35,359)	(36,534)
Net increase (decrease) in net assets from principal
	(549,792,044)	(699,041,792)	(939,960)	(472,702)	359,125	404,915
transactions

Total increase (decrease) in net assets	316,110,886	(1,085,623,332)	176,305	(941,135)	1,472,146	39,226
Net assets at beginning of period	4,608,995,228	5,694,618,560	5,968,220	6,909,355	7,725,494	7,686,268
Net assets at end of period	$4,925,106,114	$4,608,995,228	$6,144,525	$5,968,220	$9,197,640	$7,725,494

	2019	2018	2019	2018	2019	2018

Units, beginning of period	299,274,342	340,523,803	474,393	509,119	547,708	518,269
Units issued	6,941,849	6,651,000	-	-	111,268	132,014
Units redeemed	(39,260,765)	(47,900,461)	(69,697)	(34,726)	(90,453)	(102,575)
Units, end of period	266,955,426	299,274,342	404,696	474,393	568,523	547,708

See accompanying notes.

45 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio
	Lifestyle Moderate Portfolio Series II		Series I		Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$3,013,232	$3,433,686	$531,374	$921,181	$721,581	$1,298,548
Expenses:
Mortality and expense risk and
administrative charges	(2,204,772)	(2,228,010)	(612,959)	(724,631)	(1,019,628)	(1,183,505)
Net investment income (loss)	808,460	1,205,676	(81,585)	196,550	(298,047)	115,043
Realized gains (losses) on investments:

Capital gain distributions received	4,008,704	2,396,615	4,067,688	2,998,996	6,459,918	4,829,788
Net realized gain (loss)	2,054,035	1,372,441	1,409,762	3,506,649	2,598,968	4,742,998
Realized gains (losses)
	6,062,739	3,769,056	5,477,450	6,505,645	9,058,886	9,572,786
Unrealized appreciation (depreciation) during

the period	14,980,914	(13,312,517)	1,811,360	(10,928,571)	2,484,857	(16,635,400)
Net increase (decrease) in net assets from operations	21,852,113	(8,337,785)	7,207,225	(4,226,376)	11,245,696	(6,947,571)

Changes from principal transactions:
Purchase payments	770,263	4,829,406	67,337	106,693	261,076	252,248
Transfers between sub-accounts and the	20,303,648	(434,231)	(2,507,352)	(6,614,549)	(1,783,838)	(2,262,846)
company

Withdrawals	(19,788,413)	(18,787,892)	(3,599,752)	(3,129,606)	(6,242,222)	(9,643,441)
Annual contract fee	(1,450,998)	(1,469,535)	(163,432)	(195,798)	(267,690)	(290,773)
Net increase (decrease) in net assets from principal
	(165,500)	(15,862,252)	(6,203,199)	(9,833,260)	(8,032,674)	(11,944,812)
transactions

Total increase (decrease) in net assets	21,686,613	(24,200,037)	1,004,026	(14,059,636)	3,213,022	(18,892,383)
Net assets at beginning of period	148,769,774	172,969,811	40,513,190	54,572,826	63,255,102	82,147,485
Net assets at end of period	$170,456,387	$148,769,774	$41,517,216	$40,513,190	$66,468,124	$63,255,102

	2019	2018	2019	2018	2019	2018

Units, beginning of period	9,928,150	10,893,620	1,783,705	2,163,240	2,910,117	3,402,922
Units issued	2,469,897	1,698,971	12,337	11,013	14,823	58,394
Units redeemed	(2,419,094)	(2,664,441)	(267,109)	(390,548)	(360,573)	(551,199)
Units, end of period	9,978,953	9,928,150	1,528,933	1,783,705	2,564,367	2,910,117

See accompanying notes.

46 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Balanced Portfolio		Managed Volatility Balanced Portfolio		Managed Volatility Conservative Portfolio
	Series I		Series II		Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$7,294,097	$9,196,193	$82,882,535	$107,466,477	$2,193,566	$2,559,648
Expenses:
Mortality and expense risk and
administrative charges	(4,583,336)	(5,121,416)	(69,974,700)	(78,315,410)	(1,180,244)	(1,293,990)
Net investment income (loss)	2,710,761	4,074,777	12,907,835	29,151,067	1,013,322	1,265,658
Realized gains (losses) on investments:

Capital gain distributions received	16,725,060	27,484,324	214,223,687	353,015,220	-	2,932,781
Net realized gain (loss)	1,821,842	6,542,176	153,835,568	152,626,273	(2,338,916)	(2,813,007)
Realized gains (losses)
	18,546,902	34,026,500	368,059,255	505,641,493	(2,338,916)	119,774
Unrealized appreciation (depreciation) during

the period	36,668,260	(62,126,722)	331,765,674	(860,885,595)	12,150,373	(4,902,350)
Net increase (decrease) in net assets from operations	57,925,923	(24,025,445)	712,732,764	(326,093,035)	10,824,779	(3,516,918)

Changes from principal transactions:
Purchase payments	242,750	355,143	4,553,955	5,978,644	74,390	105,804
Transfers between sub-accounts and the	(9,165,700)	(8,947,141)	(54,863,061)	(51,180,647)	160,420	(2,900,330)
company

Withdrawals	(36,435,983)	(41,980,991)	(576,169,031)	(630,778,818)	(11,300,150)	(12,290,375)
Annual contract fee	(2,000,545)	(2,125,974)	(31,954,827)	(34,489,579)	(447,365)	(477,576)
Net increase (decrease) in net assets from principal
	(47,359,478)	(52,698,963)	(658,432,964)	(710,470,400)	(11,512,705)	(15,562,477)
transactions

Total increase (decrease) in net assets	10,566,445	(76,724,408)	54,299,800	(1,036,563,435)	(687,926)	(19,079,395)
Net assets at beginning of period	370,157,399	446,881,807	4,704,815,307	5,741,378,742	94,415,080	113,494,475
Net assets at end of period	$380,723,844	$370,157,399	$4,759,115,107	$4,704,815,307	$93,727,154	$94,415,080

	2019	2018	2019	2018	2019	2018

Units, beginning of period	17,256,894	19,484,951	239,171,453	272,743,013	4,417,350	5,110,489
Units issued	160,005	147,304	1,488,323	2,572,718	198,983	70,070
Units redeemed	(2,154,819)	(2,375,361)	(32,139,688)	(36,144,278)	(701,546)	(763,209)
Units, end of period	15,262,080	17,256,894	208,520,088	239,171,453	3,914,787	4,417,350

See accompanying notes.

47 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Conservative Portfolio				Managed Volatility Growth Portfolio Series
	Series II		Managed Volatility Growth Portfolio Series I		II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$18,338,516	$21,891,475	$6,654,899	$8,943,961	$102,377,606	$143,454,446
Expenses:
Mortality and expense risk and
administrative charges	(12,784,255)	(14,170,541)	(4,548,856)	(5,117,399)	(100,459,857)	(113,775,111)
Net investment income (loss)	5,554,261	7,720,934	2,106,043	3,826,562	1,917,749	29,679,335
Realized gains (losses) on investments:

Capital gain distributions received	-	27,420,720	28,420,781	35,560,132	503,285,298	634,861,052
Net realized gain (loss)	(21,447,967)	(27,499,028)	9,916,117	11,260,160	216,197,873	288,986,562
Realized gains (losses)
	(21,447,967)	(78,308)	38,336,898	46,820,292	719,483,171	923,847,614
Unrealized appreciation (depreciation) during

the period	110,906,912	(44,242,296)	25,022,541	(81,774,205)	394,212,247	(1,541,869,011)
Net increase (decrease) in net assets from operations	95,013,206	(36,599,670)	65,465,482	(31,127,351)	1,115,613,167	(588,342,062)

Changes from principal transactions:
Purchase payments	1,366,866	1,954,855	1,293,917	532,278	7,602,717	11,239,308
Transfers between sub-accounts and the	9,751,917	(18,463,731)	(9,304,330)	(8,207,258)	(128,360,214)	(57,434,341)
company

Withdrawals	(119,826,318)	(132,184,862)	(36,484,776)	(39,581,773)	(764,565,628)	(855,551,802)
Annual contract fee	(6,349,902)	(6,938,294)	(2,491,082)	(2,652,590)	(49,328,154)	(53,113,252)
Net increase (decrease) in net assets from principal
	(115,057,437)	(155,632,032)	(46,986,271)	(49,909,343)	(934,651,279)	(954,860,087)
transactions

Total increase (decrease) in net assets	(20,044,231)	(192,231,702)	18,479,211	(81,036,694)	180,961,888	(1,543,202,149)
Net assets at beginning of period	865,542,439	1,057,774,141	380,438,394	461,475,088	6,715,508,818	8,258,710,967
Net assets at end of period	$845,498,208	$865,542,439	$398,917,605	$380,438,394	$6,896,470,706	$6,715,508,818

	2019	2018	2019	2018	2019	2018

Units, beginning of period	48,163,939	56,528,717	18,851,163	21,052,474	339,906,281	384,256,728
Units issued	1,673,045	1,893,535	145,917	84,753	1,713,561	4,491,271
Units redeemed	(7,702,302)	(10,258,313)	(2,253,439)	(2,286,064)	(44,739,155)	(48,841,718)
Units, end of period	42,134,682	48,163,939	16,743,641	18,851,163	296,880,687	339,906,281

See accompanying notes.

48 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Growth Portfolio Series		Managed Volatility Moderate Portfolio		Managed Volatility Moderate Portfolio
	NAV		Series I		Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$7,829	$9,812	$2,904,103	$3,644,279	$27,740,253	$35,656,051
Expenses:
Mortality and expense risk and
administrative charges	(5,153)	(5,376)	(1,742,608)	(1,962,703)	(21,597,429)	(24,200,760)
Net investment income (loss)	2,676	4,436	1,161,495	1,681,576	6,142,824	11,455,291
Realized gains (losses) on investments:

Capital gain distributions received	31,488	36,662	5,193,328	9,450,062	54,922,435	100,536,139
Net realized gain (loss)	1,774	4,346	(1,643,390)	(743,716)	(7,037,781)	7,106,477
Realized gains (losses)
	33,262	41,008	3,549,938	8,706,346	47,884,654	107,642,616
Unrealized appreciation (depreciation) during

the period	35,777	(79,621)	15,563,806	(18,133,917)	152,559,297	(207,217,143)
Net increase (decrease) in net assets from operations	71,715	(34,177)	20,275,239	(7,745,995)	206,586,775	(88,119,236)

Changes from principal transactions:
Purchase payments	-	-	71,708	175,404	4,628,945	3,975,441
Transfers between sub-accounts and the	-	-	(3,957,776)	(2,491,878)	(6,969,944)	(12,664,151)
company

Withdrawals	(21,357)	(20,600)	(13,991,527)	(19,759,359)	(198,892,878)	(208,778,254)
Annual contract fee	-	-	(719,785)	(765,382)	(10,441,026)	(11,244,993)
Net increase (decrease) in net assets from principal
	(21,357)	(20,600)	(18,597,380)	(22,841,215)	(211,674,903)	(228,711,957)
transactions

Total increase (decrease) in net assets	50,358	(54,777)	1,677,859	(30,587,210)	(5,088,128)	(316,831,193)
Net assets at beginning of period	408,293	463,070	140,001,920	170,589,130	1,481,941,198	1,798,772,391
Net assets at end of period	$458,651	$408,293	$141,679,779	$140,001,920	$1,476,853,070	$1,481,941,198

	2019	2018	2019	2018	2019	2018

Units, beginning of period	20,790	21,769	6,226,658	7,152,400	77,231,623	88,426,556
Units issued	-	-	121,461	101,669	875,748	2,117,110
Units redeemed	(1,041)	(979)	(876,513)	(1,027,411)	(11,106,296)	(13,312,043)
Units, end of period	19,749	20,790	5,471,606	6,226,658	67,001,075	77,231,623

See accompanying notes.

49 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II			Mid Cap Stock Trust Series I
	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$918,404	$1,001,065	$550,673	$623,663	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(1,097,048)	(1,254,222)	(960,626)	(1,144,216)		(1,795,167)	(1,848,075)
Net investment income (loss)	(178,644)	(253,157)	(409,953)	(520,553)		(1,795,167)	(1,848,075)
Realized gains (losses) on investments:

Capital gain distributions received	6,717,704	6,192,235	4,889,787	4,713,404		19,662,641	14,042,255
Net realized gain (loss)	(163,892)	1,251,156	399,233	2,760,362		2,333,527	8,547,197
Realized gains (losses)
	6,553,812	7,443,391	5,289,020	7,473,766		21,996,168	22,589,452
Unrealized appreciation (depreciation) during

the period	11,079,914	(17,895,895)	7,787,940	(15,421,330)		15,486,181	(22,395,774)
Net increase (decrease) in net assets from operations	17,455,082	(10,705,661)	12,667,007	(8,468,117)		35,687,182	(1,654,397)

Changes from principal transactions:
Purchase payments	105,479	75,705	71,050	177,448		115,659	143,983
Transfers between sub-accounts and the	(3,300,106)	(989,414)	(3,466,702)	(1,802,737)		(5,117,313)	(3,733,800)
company

Withdrawals	(7,638,193)	(10,007,270)	(5,982,160)	(10,871,613)		(11,365,661)	(15,202,093)
Annual contract fee	(248,065)	(265,329)	(206,895)	(246,402)		(436,438)	(443,917)
Net increase (decrease) in net assets from principal
	(11,080,885)	(11,186,308)	(9,584,707)	(12,743,304)		(16,803,753)	(19,235,827)
transactions

Total increase (decrease) in net assets	6,374,197	(21,891,969)	3,082,300	(21,211,421)		18,883,429	(20,890,224)
Net assets at beginning of period	76,809,896	98,701,865	57,031,318	78,242,739		112,150,715	133,040,939
Net assets at end of period	$83,184,093	$76,809,896	$60,113,618	$57,031,318		$131,034,144	$112,150,715

	2019	2018	2019	2018		2019	2018

Units, beginning of period	2,156,341	2,409,972	1,719,916	2,047,512		3,593,496	4,139,818
Units issued	19,980	96,745	24,991	59,057		101,578	160,107
Units redeemed	(294,281)	(350,376)	(276,716)	(386,653)		(545,299)	(706,429)
Units, end of period	1,882,040	2,156,341	1,468,191	1,719,916		3,149,775	3,593,496

See accompanying notes.

50 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
		Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
		2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$463,240	$377,081	$378,074	$283,091
Expenses:
Mortality and expense risk and
administrative charges		(1,166,129)	(1,183,969)	(612,450)	(730,417)	(692,683)	(826,794)
Net investment income (loss)		(1,166,129)	(1,183,969)	(149,210)	(353,336)	(314,609)	(543,703)
Realized gains (losses) on investments:

Capital gain distributions received		11,941,184	8,312,649	5,395,718	3,858,807	5,456,032	3,921,109
Net realized gain (loss)		(172,103)	282,414	(1,635,580)	152,210	(1,849,772)	(220,333)
Realized gains (losses)
		11,769,081	8,595,063	3,760,138	4,011,017	3,606,260	3,700,776
Unrealized appreciation (depreciation) during

the period		9,174,326	(8,953,543)	3,313,397	(9,198,547)	3,525,078	(9,060,169)
Net increase (decrease) in net assets from operations		19,777,278	(1,542,449)	6,924,325	(5,540,866)	6,816,729	(5,903,096)

Changes from principal transactions:
Purchase payments		111,364	296,428	76,745	62,760	122,819	114,094
Transfers between sub-accounts and the		(1,989,819)	1,575,157	(709,109)	(1,345,892)	(577,592)	(456,086)
company

Withdrawals		(6,822,116)	(9,097,637)	(3,755,136)	(5,823,130)	(5,005,444)	(5,144,628)
Annual contract fee		(232,764)	(240,141)	(116,158)	(128,960)	(141,985)	(164,874)
Net increase (decrease) in net assets from principal
		(8,933,335)	(7,466,193)	(4,503,658)	(7,235,222)	(5,602,202)	(5,651,494)
transactions

Total increase (decrease) in net assets		10,843,943	(9,008,642)	2,420,667	(12,776,088)	1,214,527	(11,554,590)
Net assets at beginning of period		63,587,350	72,595,992	40,685,455	53,461,543	41,931,137	53,485,727
Net assets at end of period		$74,431,293	$63,587,350	$43,106,122	$40,685,455	$43,145,664	$41,931,137

		2019	2018	2019	2018	2019	2018

Units, beginning of period		1,679,065	1,857,493	1,332,351	1,540,959	1,448,284	1,623,098
Units issued		79,412	134,155	17,040	26,333	32,103	28,623
Units redeemed		(266,650)	(312,583)	(151,562)	(234,941)	(208,111)	(203,437)
Units, end of period		1,491,827	1,679,065	1,197,829	1,332,351	1,272,276	1,448,284

See accompanying notes.

51 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Money Market Trust Series I		Money Market Trust Series II		Money-Market Trust Series NAV
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$506,096	$479,988	$2,066,662	$1,870,643	$94,245	$87,745
Expenses:
Mortality and expense risk and
administrative charges	(381,287)	(463,915)	(1,773,961)	(2,124,060)	(73,314)	(86,965)
Net investment income (loss)	124,809	16,073	292,701	(253,417)	20,931	780
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	-	-	-	-	-	-
Realized gains (losses)
	-	-	-	-	-	-
Unrealized appreciation (depreciation) during

the period	(2)	-	-	1	(2)	(1)
Net increase (decrease) in net assets from operations	124,807	16,073	292,701	(253,416)	20,929	779

Changes from principal transactions:
Purchase payments	-	-	52,198	1,472,253	-	-
Transfers between sub-accounts and the	(1,513,562)	(2,831,707)	(2,750,198)	(8,159,707)	53,388	(444,432)
company

Withdrawals	(3,818,617)	(3,176,565)	(15,460,994)	(21,462,762)	(397,078)	(708,846)
Annual contract fee	(107,898)	(123,582)	(1,306,937)	(1,436,573)	(30,161)	(35,082)
Net increase (decrease) in net assets from principal
	(5,440,077)	(6,131,854)	(19,465,931)	(29,586,789)	(373,851)	(1,188,360)
transactions

Total increase (decrease) in net assets	(5,315,270)	(6,115,781)	(19,173,230)	(29,840,205)	(352,922)	(1,187,581)
Net assets at beginning of period	28,844,508	34,960,289	130,219,210	160,059,415	4,997,890	6,185,471
Net assets at end of period	$23,529,238	$28,844,508	$111,045,980	$130,219,210	$4,644,968	$4,997,890

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,992,848	2,435,130	11,460,162	14,058,988	405,768	503,018
Units issued	25,979	41,120	117,064	192,567	17,679	3,005
Units redeemed	(405,589)	(483,402)	(1,827,320)	(2,791,393)	(47,624)	(100,255)
Units, end of period	1,613,238	1,992,848	9,749,906	11,460,162	375,823	405,768

See accompanying notes.

52 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mutual Shares Trust Series I		PIMCO All Asset		Real Estate Securities Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,928,679	$2,126,383	$205,147	$263,748	$633,400	$489,877
Expenses:
Mortality and expense risk and
administrative charges	(1,379,812)	(1,501,778)	(122,928)	(151,955)	(454,435)	(450,977)
Net investment income (loss)	1,548,867	624,605	82,219	111,793	178,965	38,900
Realized gains (losses) on investments:

Capital gain distributions received	5,898,669	5,748,070	-	-	240,936	-
Net realized gain (loss)	(11,711,739)	(9,504,473)	(61,128)	(196,334)	1,974,082	2,132,676
Realized gains (losses)
	(5,813,070)	(3,756,403)	(61,128)	(196,334)	2,215,018	2,132,676
Unrealized appreciation (depreciation) during

the period	34,157,877	(11,772,375)	721,923	(583,609)	4,777,483	(3,729,475)
Net increase (decrease) in net assets from operations	29,893,674	(14,904,173)	743,014	(668,150)	7,171,466	(1,557,899)

Changes from principal transactions:
Purchase payments	75,024	31,528	-	-	72,933	39,767
Transfers between sub-accounts and the	(4,017,623)	4,914,781	(326,747)	(1,197,103)	(772,553)	(1,551,185)
company

Withdrawals	(15,793,279)	(16,461,092)	(577,339)	(2,009,912)	(2,768,341)	(3,627,347)
Annual contract fee	(1,050,429)	(1,103,090)	(19,713)	(23,885)	(56,368)	(54,989)
Net increase (decrease) in net assets from principal
	(20,786,307)	(12,617,873)	(923,799)	(3,230,900)	(3,524,329)	(5,193,754)
transactions

Total increase (decrease) in net assets	9,107,367	(27,522,046)	(180,785)	(3,899,050)	3,647,137	(6,751,653)
Net assets at beginning of period	143,605,503	171,127,549	8,029,549	11,928,599	26,939,716	33,691,369
Net assets at end of period	$152,712,870	$143,605,503	$7,848,764	$8,029,549	$30,586,853	$26,939,716

	2019	2018	2019	2018	2019	2018

Units, beginning of period	7,753,647	8,334,910	411,974	569,467	534,733	636,862
Units issued	5,293	399,860	3,821	2,915	30,430	21,509
Units redeemed	(1,000,977)	(981,123)	(48,787)	(160,408)	(89,363)	(123,638)
Units, end of period	6,757,963	7,753,647	367,008	411,974	475,800	534,733

See accompanying notes.

53 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Real Estate Securities Trust Series II		Science & Technology Trust Series I			Science & Technology Trust Series II
	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$646,959	$549,667	$119,705	$-	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(532,265)	(538,005)	(1,445,798)	(1,516,927)		(749,039)	(797,301)
Net investment income (loss)	114,694	11,662	(1,326,093)	(1,516,927)		(749,039)	(797,301)
Realized gains (losses) on investments:

Capital gain distributions received	267,558	-	17,018,351	14,342,029		8,492,269	7,515,914
Net realized gain (loss)	1,795,616	1,791,186	6,790,656	9,956,526		2,778,943	3,001,878
Realized gains (losses)
	2,063,174	1,791,186	23,809,007	24,298,555		11,271,212	10,517,792
Unrealized appreciation (depreciation) during

the period	5,718,139	(3,627,700)	6,915,637	(23,495,596)		3,639,446	(10,654,576)
Net increase (decrease) in net assets from operations	7,896,007	(1,824,852)	29,398,551	(713,968)		14,161,619	(934,085)

Changes from principal transactions:
Purchase payments	51,085	99,879	126,172	215,273		76,065	208,558
Transfers between sub-accounts and the	264,868	(2,243,474)	(4,165,713)	(2,946,840)		(2,436,481)	3,608,532
company

Withdrawals	(3,684,693)	(4,164,764)	(8,578,743)	(9,994,681)		(4,449,560)	(4,733,637)
Annual contract fee	(104,207)	(106,785)	(208,610)	(219,912)		(166,753)	(182,221)
Net increase (decrease) in net assets from principal
	(3,472,947)	(6,415,144)	(12,826,894)	(12,946,160)		(6,976,729)	(1,098,768)
transactions

Total increase (decrease) in net assets	4,423,060	(8,239,996)	16,571,657	(13,660,128)		7,184,890	(2,032,853)
Net assets at beginning of period	30,200,476	38,440,472	85,292,722	98,952,850		42,537,203	44,570,056
Net assets at end of period	$34,623,536	$30,200,476	$101,864,379	$85,292,722		$49,722,093	$42,537,203

	2019	2018	2019	2018		2019	2018

Units, beginning of period	804,076	966,645	2,511,294	2,859,342		1,080,860	1,104,734
Units issued	49,951	20,252	82,500	129,563		124,161	244,595
Units redeemed	(124,359)	(182,821)	(392,381)	(477,611)		(275,758)	(268,469)
Units, end of period	729,668	804,076	2,201,413	2,511,294		929,263	1,080,860

See accompanying notes.

54 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
					Short Term Government Income Trust Series
	Select Bond Trust Series I		Select Bond Trust Series II			I
	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$4,281,363	$4,949,279	$8,854,494	$10,762,228	$396,255		$518,885
Expenses:
Mortality and expense risk and
administrative charges	(1,524,554)	(1,654,763)	(5,578,220)	(6,163,012)	(358,924)		(374,609)
Net investment income (loss)	2,756,809	3,294,516	3,276,274	4,599,216	37,331		144,276
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-		-
Net realized gain (loss)	(99,266)	(2,069,893)	1,733,549	(6,176,007)	(285,936)		(307,122)
Realized gains (losses)
	(99,266)	(2,069,893)	1,733,549	(6,176,007)	(285,936)		(307,122)
Unrealized appreciation (depreciation) during

the period	10,133,756	(3,853,448)	21,582,342	(6,923,625)	702,417		(15,286)
Net increase (decrease) in net assets from operations	12,791,299	(2,628,825)	26,592,165	(8,500,416)	453,812		(178,132)

Changes from principal transactions:
Purchase payments	153,124	30,462	160,371	219,067	28,559		109,246
Transfers between sub-accounts and the	12,033,367	(5,118,508)	(62,662,411)	94,195,253	1,757,726		535,522
company

Withdrawals	(17,797,593)	(17,656,065)	(48,563,846)	(56,340,015)	(3,928,367)		(2,744,987)
Annual contract fee	(1,190,927)	(1,255,363)	(2,239,783)	(2,396,181)	(50,148)		(50,395)
Net increase (decrease) in net assets from principal
	(6,802,029)	(23,999,474)	(113,305,669)	35,678,124	(2,192,230)		(2,150,614)
transactions

Total increase (decrease) in net assets	5,989,270	(26,628,299)	(86,713,504)	27,177,708	(1,738,418)		(2,328,746)
Net assets at beginning of period	162,857,666	189,485,965	455,779,558	428,601,850	24,776,847		27,105,593
Net assets at end of period	$168,846,936	$162,857,666	$369,066,054	$455,779,558	$23,038,429		$24,776,847

	2019	2018	2019	2018	2019		2018

Units, beginning of period	11,694,988	13,425,264	35,085,514	32,359,937	2,048,837		2,229,433
Units issued	1,039,648	683,952	5,093,907	13,605,063	478,788		220,135
Units redeemed	(1,504,211)	(2,414,228)	(13,630,571)	(10,879,486)	(658,517)		(400,731)
Units, end of period	11,230,425	11,694,988	26,548,850	35,085,514	1,869,108		2,048,837

See accompanying notes.

55 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Short Term Government Income Trust Series
	II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$288,615	$383,880	$116,894	$131,030	$224,805	$243,347
Expenses:
Mortality and expense risk and
administrative charges	(322,279)	(345,439)	(185,575)	(215,314)	(471,382)	(556,755)
Net investment income (loss)	(33,664)	38,441	(68,681)	(84,284)	(246,577)	(313,408)
Realized gains (losses) on investments:

Capital gain distributions received	-	-	1,114,217	818,948	2,669,239	1,949,307
Net realized gain (loss)	(143,997)	(455,679)	123,505	452,966	524,531	1,393,300
Realized gains (losses)
	(143,997)	(455,679)	1,237,722	1,271,914	3,193,770	3,342,607
Unrealized appreciation (depreciation) during

the period	489,970	188,226	1,301,419	(2,859,505)	3,004,989	(6,931,367)
Net increase (decrease) in net assets from operations	312,309	(229,012)	2,470,460	(1,671,875)	5,952,182	(3,902,168)

Changes from principal transactions:
Purchase payments	21,549	29,918	28,020	25,558	50,340	79,850
Transfers between sub-accounts and the	3,798,367	3,932,145	(682,354)	39,308	(767,068)	(293,169)
company

Withdrawals	(5,965,941)	(5,242,835)	(1,306,632)	(834,419)	(2,947,927)	(4,439,134)
Annual contract fee	(66,342)	(75,679)	(32,692)	(36,508)	(124,799)	(143,143)
Net increase (decrease) in net assets from principal
	(2,212,367)	(1,356,451)	(1,993,658)	(806,061)	(3,789,454)	(4,795,596)
transactions

Total increase (decrease) in net assets	(1,900,058)	(1,585,463)	476,802	(2,477,936)	2,162,728	(8,697,764)
Net assets at beginning of period	21,847,312	23,432,775	11,425,511	13,903,447	27,409,629	36,107,393
Net assets at end of period	$19,947,254	$21,847,312	$11,902,313	$11,425,511	$29,572,357	$27,409,629

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,870,549	1,988,007	394,435	418,638	939,136	1,076,540
Units issued	601,313	875,540	11,987	36,368	36,389	43,461
Units redeemed	(788,773)	(992,998)	(72,741)	(60,571)	(151,341)	(180,865)
Units, end of period	1,683,089	1,870,549	333,681	394,435	824,184	939,136

See accompanying notes.

56 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II			Small Cap Stock Trust Series I
	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$122,885	$152,918	$42,193	$67,864	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(472,264)	(556,091)	(403,542)	(477,638)		(6,563)	(6,741)
Net investment income (loss)	(349,379)	(403,173)	(361,349)	(409,774)		(6,563)	(6,741)
Realized gains (losses) on investments:

Capital gain distributions received	2,607,034	7,226,419	2,140,414	5,834,208		210,056	46,269
Net realized gain (loss)	(987,671)	198,085	(914,452)	396,349		11,780	2,094
Realized gains (losses)
	1,619,363	7,424,504	1,225,962	6,230,557		221,836	48,363
Unrealized appreciation (depreciation) during

the period	5,406,507	(12,161,820)	4,424,779	(9,937,225)		12,278	(73,152)
Net increase (decrease) in net assets from operations	6,676,491	(5,140,489)	5,289,392	(4,116,442)		227,551	(31,530)

Changes from principal transactions:
Purchase payments	56,786	61,138	25,053	88,639		-	-
Transfers between sub-accounts and the	(1,250,592)	(545,253)	(617,484)	(732,788)		45,807	10,936
company

Withdrawals	(2,984,538)	(3,553,219)	(2,717,646)	(3,170,058)		(84,814)	(60,187)
Annual contract fee	(75,306)	(85,421)	(89,897)	(105,083)		(210)	(199)
Net increase (decrease) in net assets from principal
	(4,253,650)	(4,122,755)	(3,399,974)	(3,919,290)		(39,217)	(49,450)
transactions

Total increase (decrease) in net assets	2,422,841	(9,263,244)	1,889,418	(8,035,732)		188,334	(80,980)
Net assets at beginning of period	29,574,176	38,837,420	23,802,539	31,838,271		636,642	717,622
Net assets at end of period	$31,997,017	$29,574,176	$25,691,957	$23,802,539		$824,976	$636,642

	2019	2018	2019	2018		2019	2018

Units, beginning of period	874,606	974,597	753,786	853,932		27,172	28,803
Units issued	13,692	36,613	18,495	33,448		2,629	697
Units redeemed	(123,091)	(136,604)	(115,423)	(133,594)		(4,054)	(2,328)
Units, end of period	765,207	874,606	656,858	753,786		25,747	27,172

See accompanying notes.

57 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
		Small Cap Stock Trust Series II		Small Cap Value Trust Series I		Small Cap Value Trust Series II
		2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$4,024	$4,927	$91,361	$131,514
Expenses:
Mortality and expense risk and
administrative charges		(468,418)	(462,719)	(6,550)	(6,917)	(365,238)	(445,120)
Net investment income (loss)		(468,418)	(462,719)	(2,526)	(1,990)	(273,877)	(313,606)
Realized gains (losses) on investments:

Capital gain distributions received		9,323,728	1,910,714	48,276	88,270	1,633,611	3,462,628
Net realized gain (loss)		392,917	(483,381)	(5,664)	(385)	(1,191,476)	(1,505,354)
Realized gains (losses)
		9,716,645	1,427,333	42,612	87,885	442,135	1,957,274
Unrealized appreciation (depreciation) during

the period		(354,688)	(3,009,624)	113,265	(180,081)	5,041,839	(5,235,985)
Net increase (decrease) in net assets from operations		8,893,539	(2,045,010)	153,351	(94,186)	5,210,097	(3,592,317)

Changes from principal transactions:
Purchase payments		33,137	129,480	-	-	30,459	41,948
Transfers between sub-accounts and the		(672,626)	2,649,272	4,579	376	(1,127,702)	(2,515,699)
company

Withdrawals		(1,977,392)	(3,044,607)	(36,006)	(16,178)	(1,944,038)	(3,336,921)
Annual contract fee		(81,693)	(79,999)	(122)	(126)	(63,462)	(75,796)
Net increase (decrease) in net assets from principal
		(2,698,574)	(345,854)	(31,549)	(15,928)	(3,104,743)	(5,886,468)
transactions

Total increase (decrease) in net assets		6,194,965	(2,390,864)	121,802	(110,114)	2,105,354	(9,478,785)
Net assets at beginning of period		25,609,856	28,000,720	617,135	727,249	22,709,662	32,188,447
Net assets at end of period		$31,804,821	$25,609,856	$738,937	$617,135	$24,815,016	$22,709,662

		2019	2018	2019	2018	2019	2018

Units, beginning of period		865,860	887,366	23,369	23,867	825,018	1,004,416
Units issued		106,247	210,765	468	98	28,175	48,461
Units redeemed		(181,190)	(232,271)	(1,525)	(596)	(125,712)	(227,859)
Units, end of period		790,917	865,860	22,312	23,369	727,481	825,018

See accompanying notes.

58 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$314,349	$153,270	$247,387	$73,671	$767,884	$1,194,864
Expenses:
Mortality and expense risk and
administrative charges	(553,217)	(637,885)	(589,746)	(682,381)	(421,857)	(500,452)
Net investment income (loss)	(238,868)	(484,615)	(342,359)	(608,710)	346,027	694,412
Realized gains (losses) on investments:

Capital gain distributions received	17,627,588	3,613,950	18,374,164	3,762,418	-	-
Net realized gain (loss)	(855,594)	2,239,600	(2,354,195)	2,021,451	(96,159)	(152,713)
Realized gains (losses)
	16,771,994	5,853,550	16,019,969	5,783,869	(96,159)	(152,713)
Unrealized appreciation (depreciation) during

the period	(8,775,220)	(10,950,321)	(7,947,973)	(10,995,014)	2,264,222	(2,691,988)
Net increase (decrease) in net assets from operations	7,757,906	(5,581,386)	7,729,637	(5,819,855)	2,514,090	(2,150,289)

Changes from principal transactions:
Purchase payments	57,531	54,930	103,441	135,114	17,351	13,669
Transfers between sub-accounts and the	(631,653)	(1,853,811)	(874,563)	(424,013)	(676,336)	(2,214,961)
company

Withdrawals	(2,835,186)	(4,241,112)	(3,248,422)	(5,080,184)	(2,685,552)	(3,835,530)
Annual contract fee	(75,819)	(83,600)	(115,210)	(131,701)	(41,990)	(52,614)
Net increase (decrease) in net assets from principal
	(3,485,127)	(6,123,593)	(4,134,754)	(5,500,784)	(3,386,527)	(6,089,436)
transactions

Total increase (decrease) in net assets	4,272,779	(11,704,979)	3,594,883	(11,320,639)	(872,437)	(8,239,725)
Net assets at beginning of period	34,014,662	45,719,641	34,595,578	45,916,217	28,929,145	37,168,870
Net assets at end of period	$38,287,441	$34,014,662	$38,190,461	$34,595,578	$28,056,708	$28,929,145

	2019	2018	2019	2018	2019	2018

Units, beginning of period	840,097	968,872	1,082,149	1,224,233	1,319,270	1,589,928
Units issued	16,991	11,182	24,700	48,947	48,201	61,879
Units redeemed	(91,890)	(139,957)	(134,327)	(191,031)	(199,835)	(332,537)
Units, end of period	765,198	840,097	972,522	1,082,149	1,167,636	1,319,270

See accompanying notes.

59 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Strategic Income Opportunities Trust Series
	II		Total Bond Market Series Trust NAV		Total Bond Market Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$780,348	$1,207,207	$2,084,010	$2,619,222	$1,130,997	$1,256,079
Expenses:
Mortality and expense risk and
administrative charges	(507,331)	(578,433)	(821,512)	(895,801)	(777,364)	(791,680)
Net investment income (loss)	273,017	628,774	1,262,498	1,723,421	353,633	464,399
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	(113,061)	(146,271)	(724,814)	(1,901,971)	(404,354)	(833,692)
Realized gains (losses)
	(113,061)	(146,271)	(724,814)	(1,901,971)	(404,354)	(833,692)
Unrealized appreciation (depreciation) during

the period	2,526,678	(2,925,402)	5,874,011	(1,112,212)	3,373,510	(800,408)
Net increase (decrease) in net assets from operations	2,686,634	(2,442,899)	6,411,695	(1,290,762)	3,322,789	(1,169,701)

Changes from principal transactions:
Purchase payments	26,975	46,213	107,673	12,432	18,036	23,455
Transfers between sub-accounts and the	1,508,389	(693,610)	7,039,600	(2,102,150)	8,219,047	7,039,830
company

Withdrawals	(3,926,670)	(4,855,181)	(10,864,580)	(11,138,292)	(12,445,539)	(8,921,272)
Annual contract fee	(93,086)	(105,235)	(848,827)	(895,933)	(395,817)	(384,237)
Net increase (decrease) in net assets from principal
	(2,484,392)	(5,607,813)	(4,566,134)	(14,123,943)	(4,604,273)	(2,242,224)
transactions

Total increase (decrease) in net assets	202,242	(8,050,712)	1,845,561	(15,414,705)	(1,281,484)	(3,411,925)
Net assets at beginning of period	30,584,140	38,634,852	89,338,550	104,753,255	54,254,779	57,666,704
Net assets at end of period	$30,786,382	$30,584,140	$91,184,111	$89,338,550	$52,973,295	$54,254,779

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,489,159	1,747,679	6,903,807	8,001,184	4,408,111	4,595,430
Units issued	157,549	119,867	633,115	369,944	1,406,525	1,476,686
Units redeemed	(263,372)	(378,387)	(972,585)	(1,467,321)	(1,771,423)	(1,664,005)
Units, end of period	1,383,336	1,489,159	6,564,337	6,903,807	4,043,213	4,408,111

See accompanying notes.

60 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$657,248	$521,061	$473,307	$359,147	$152,733	$179,293
Expenses:
Mortality and expense risk and
administrative charges	(625,757)	(669,456)	(570,504)	(615,188)	(82,613)	(79,058)
Net investment income (loss)	31,491	(148,395)	(97,197)	(256,041)	70,120	100,235
Realized gains (losses) on investments:

Capital gain distributions received	2,841,844	1,422,199	2,348,543	1,190,257	-	-
Net realized gain (loss)	769,286	1,334,241	2,769,113	2,346,423	135,503	(90,561)
Realized gains (losses)
	3,611,130	2,756,440	5,117,656	3,536,680	135,503	(90,561)
Unrealized appreciation (depreciation) during

the period	6,687,219	(5,488,713)	3,341,110	(5,767,979)	965	34,045
Net increase (decrease) in net assets from operations	10,329,840	(2,880,668)	8,361,569	(2,487,340)	206,588	43,719

Changes from principal transactions:
Purchase payments	59,727	47,183	27,675	65,793	-	-
Transfers between sub-accounts and the	(996,484)	(2,350,936)	(1,261,664)	(729,170)	10,620,324	6,840,269
company

Withdrawals	(3,938,575)	(3,337,361)	(3,113,183)	(3,200,255)	(11,580,080)	(5,192,464)
Annual contract fee	(70,310)	(83,334)	(145,640)	(156,396)	(57,577)	(62,690)
Net increase (decrease) in net assets from principal
	(4,945,642)	(5,724,448)	(4,492,812)	(4,020,028)	(1,017,333)	1,585,115
transactions

Total increase (decrease) in net assets	5,384,198	(8,605,116)	3,868,757	(6,507,368)	(810,745)	1,628,834
Net assets at beginning of period	39,008,398	47,613,514	32,264,869	38,772,237	10,300,085	8,671,251
Net assets at end of period	$44,392,596	$39,008,398	$36,133,626	$32,264,869	$9,489,340	$10,300,085

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,667,740	1,891,536	1,097,829	1,219,652	859,864	727,684
Units issued	10,081	55,264	13,103	11,758	1,066,380	876,326
Units redeemed	(192,202)	(279,060)	(143,663)	(133,581)	(1,151,196)	(744,146)
Units, end of period	1,485,619	1,667,740	967,269	1,097,829	775,048	859,864

See accompanying notes.

61 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		Value Opportunities
	2019	2018	2019	2018
Income:

Dividend distributions received	$3,219,407	$2,513,749	$44,056	$34,390
Expenses:
Mortality and expense risk and
administrative charges	(2,617,704)	(2,377,800)	(42,151)	(45,950)
Net investment income (loss)	601,703	135,949	1,905	(11,560)
Realized gains (losses) on investments:

Capital gain distributions received	-	-	232,014	285,649
Net realized gain (loss)	1,159,370	(2,085,497)	120,838	82,806
Realized gains (losses)
	1,159,370	(2,085,497)	352,852	368,455
Unrealized appreciation (depreciation) during

the period	717,222	1,468,227	324,136	(577,954)
Net increase (decrease) in net assets from operations	2,478,295	(481,321)	678,893	(221,059)

Changes from principal transactions:
Purchase payments	636,508	917,992	-	-
Transfers between sub-accounts and the	212,880,410	139,507,495	(78,960)	(22,864)
company

Withdrawals	(175,298,097)	(149,544,960)	(309,355)	(185,442)
Annual contract fee	(1,264,283)	(1,148,397)	(9,753)	(10,242)
Net increase (decrease) in net assets from principal
	36,954,538	(10,267,870)	(398,068)	(218,548)
transactions

Total increase (decrease) in net assets	39,432,833	(10,749,191)	280,825	(439,607)
Net assets at beginning of period	176,623,376	187,372,567	2,680,343	3,119,950
Net assets at end of period	$216,056,209	$176,623,376	$2,961,168	$2,680,343

	2019	2018	2019	2018

Units, beginning of period	15,670,778	16,588,059	39,596	41,565
Units issued	18,610,432	15,843,730	10	167
Units redeemed	(15,327,142)	(16,761,011)	(7,009)	(2,136)
Units, end of period	18,954,068	15,670,778	32,597	39,596

See accompanying notes.

62 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies. The Account consists of 108 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the "Trust"), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the "Non-affiliated Trusts"). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub- accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

Funds transferred in 2019 are as follows:

Transferred from	Transferred to	Effective Date
International Growth Stock Trust Series II	International Equity Index Series II	11/01/2019
Utilities Trust Series I	Equity Income Trust Series I	11/01/2019
Utilities Trust Series II	Equity Income Trust Series II	11/01/2019

63 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset- based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2019.

64 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company's consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2019, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners' Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

65 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

5. Fair Value Measurements

ASC 820 "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2019. The following table presents the Account's assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2019:

	Level 1	Level 2	Level 3		Total
Mutual Funds
Affiliated	$29,390,789,796		-	-	29,390,789,796
NonAffiliated	$27,435,796		-	-	27,435,796

Total	$29,418,225,592		-	-	29,418,225,592

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values ("NAV"), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment's valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2019.

66 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2019 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$7,934,913	$22,292,332
500 Index Fund Series II	9,905,167	13,746,357
500 Index Fund Series NAV	8,117,047	38,143,842
Active Bond Trust Series I	3,776,663	5,737,288
Active Bond Trust Series II	16,592,318	20,118,721
American Asset Allocation Trust Series I	17,564,651	16,726,041
American Asset Allocation Trust Series II	111,660,492	141,254,507
American Asset Allocation Trust Series III	15,162,289	17,419,565
American Global Growth Trust Series II	18,444,975	29,766,912
American Global Growth Trust Series III	3,535,234	6,461,768
American Growth Trust Series II	103,670,238	106,695,910
American Growth Trust Series III	17,639,966	17,730,257
American Growth-Income Trust Series I	15,535,836	15,880,713
American Growth-Income Trust Series II	60,640,118	79,516,922
American Growth-Income Trust Series III	28,472,496	34,588,714
American International Trust Series II	29,948,830	53,732,471
American International Trust Series III	4,071,139	6,703,849
Basic Value Focus	440,092	475,376
Blue Chip Growth Trust Series I	37,400,942	39,813,969
Blue Chip Growth Trust Series II	22,225,567	25,801,539
Capital Appreciation Trust Series I	91,039,469	19,721,448
Capital Appreciation Trust Series II	39,255,996	10,943,601
Capital Appreciation Value Trust Series II	24,025,803	43,181,133
Core Bond Trust Series I	5,493,288	10,959,191
Core Bond Trust Series II	11,018,244	15,647,573
DWS Equity 500 Index	805,687	1,675,446
Emerging Markets Value Trust Series II	3,689,894	6,130,112
Emerging Markets Value Trust Series NAV	108,104	179,754
Equity Income Trust Series I	32,575,745	27,704,424
Equity Income Trust Series II	25,043,887	16,728,732
Financial Industries Trust Series I	1,471,800	2,328,807
Financial Industries Trust Series II	2,524,465	2,826,018
Fundamental All Cap Core Trust Series II	6,589,704	9,799,615
Fundamental Large Cap Value Trust Series I	6,308,519	26,908,607
Fundamental Large Cap Value Trust Series II	5,302,626	32,964,467
Global Allocation	12,968	13,729
Global Bond Trust Series I	2,374,633	4,056,301
Global Bond Trust Series II	9,525,497	11,058,890
Global Trust Series I	8,080,403	14,165,073
Global Trust Series II	3,313,925	6,107,684
Health Sciences Trust Series I	6,015,518	9,972,068
Health Sciences Trust Series II	6,742,284	12,173,748
High Yield Trust Series I	9,757,739	11,583,858
High Yield Trust Series II	9,060,444	11,299,756
International Equity Index Series I	6,386,408	2,556,427
International Equity Index Series II	8,322,782	3,487,876
International Equity Index Series NAV	1,291,427	1,376,742
International Growth Stock Trust Series II (c)	8,868,995	16,864,117
International Small Company Trust Series I	1,578,214	2,904,126

67 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
International Small Company Trust Series II	$1,109,061	$2,301,142
International Value Trust Series I	2,752,047	8,653,259
International Value Trust Series II	3,148,868	7,325,495
Investment Quality Bond Trust Series I	14,056,305	17,707,875
Investment Quality Bond Trust Series II	12,173,616	12,092,232
Lifestyle Aggressive Portfolio Series I	424,215	161,845
Lifestyle Aggressive Portfolio Series II	1,122,438	609,813
Lifestyle Balanced Portfolio Series I	5,305,963	2,371,305
Lifestyle Balanced Portfolio Series II	109,235,740	93,734,384
Lifestyle Conservative Portfolio Series I	4,186,936	4,038,767
Lifestyle Conservative Portfolio Series II	48,146,026	50,850,156
Lifestyle Growth Portfolio Series I	18,123,140	29,952,018
Lifestyle Growth Portfolio Series II	407,880,954	727,789,676
Lifestyle Growth Portfolio Series NAV	388,081	1,020,243
Lifestyle Moderate Portfolio Series I	2,105,176	1,467,715
Lifestyle Moderate Portfolio Series II	45,344,053	40,692,388
Managed Volatility Aggressive Portfolio Series I	4,855,261	7,072,357
Managed Volatility Aggressive Portfolio Series II	7,459,897	9,330,699
Managed Volatility Balanced Portfolio Series I	27,796,877	55,720,534
Managed Volatility Balanced Portfolio Series II	312,963,008	744,264,453
Managed Volatility Conservative Portfolio Series I	7,229,783	17,729,166
Managed Volatility Conservative Portfolio Series II	46,931,646	156,434,823
Managed Volatility Growth Portfolio Series I	38,557,215	55,016,660
Managed Volatility Growth Portfolio Series II	615,163,336	1,044,611,568
Managed Volatility Growth Portfolio Series NAV	39,316	26,510
Managed Volatility Moderate Portfolio Series I	11,255,471	23,498,027
Managed Volatility Moderate Portfolio Series II	99,263,887	249,873,531
Mid Cap Index Trust Series I	8,364,577	12,906,401
Mid Cap Index Trust Series II	6,305,318	11,410,193
Mid Cap Stock Trust Series I	23,369,468	22,305,747
Mid Cap Stock Trust Series II	15,593,324	13,751,604
Mid Value Trust Series I	6,392,397	5,649,548
Mid Value Trust Series II	6,686,987	7,147,767
Money Market Trust Series I	848,017	6,163,287
Money Market Trust Series II	3,142,974	22,316,203
Money-Market Trust Series NAV	305,554	658,476
Mutual Shares Trust Series I	8,905,477	22,244,248
PIMCO All Asset	280,542	1,122,121
Real Estate Securities Trust Series I	2,682,215	5,786,646
Real Estate Securities Trust Series II	3,190,272	6,280,966
Science & Technology Trust Series I	19,832,374	16,967,012
Science & Technology Trust Series II	14,727,594	13,961,095
Select Bond Trust Series I	19,468,925	23,514,146
Select Bond Trust Series II	75,653,143	185,682,536
Short Term Government Income Trust Series I	6,201,674	8,356,574
Short Term Government Income Trust Series II	7,343,057	9,589,089
Small Cap Index Trust Series I	1,613,675	2,561,796
Small Cap Index Trust Series II	4,068,787	5,435,577
Small Cap Opportunities Trust Series I	3,219,806	5,215,803
Small Cap Opportunities Trust Series II	2,791,413	4,412,320
Small Cap Stock Trust Series I	278,471	114,194
Small Cap Stock Trust Series II	13,225,806	7,069,072

68 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
Small Cap Value Trust Series I	$66,251	$52,052
Small Cap Value Trust Series II	2,615,344	4,360,353
Small Company Value Trust Series I	18,722,317	4,818,724
Small Company Value Trust Series II	19,481,471	5,584,418
Strategic Income Opportunities Trust Series I	1,873,847	4,914,345
Strategic Income Opportunities Trust Series II	4,068,188	6,279,566
Total Bond Market Series Trust NAV	10,659,868	13,963,502
Total Bond Market Trust Series II	18,936,659	23,187,296
Total Stock Market Index Trust Series I	3,740,796	5,813,104
Total Stock Market Index Trust Series II	3,237,014	5,478,481
Ultra Short Term Bond Trust Series I	13,123,017	14,070,232
Ultra Short Term Bond Trust Series II	206,337,374	168,781,132
Utilities Trust Series I (a)	1,782,021	16,076,357
Utilities Trust Series II (b)	1,503,416	14,177,575
Value Opportunities	276,690	440,838

Ref6notes

(a)Terminated as an investment option and funds transferred to Equity Income Trust Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(b)Terminated as an investment option and funds transferred to Equity Income Trust Series II on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(c)Terminated as an investment option and funds transferred to International Equity Index Series II on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

69 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
500 Index Fund Series I(*)	2019	4,843	$ 31.41 to $ 28.31		$ 142,077 .	1.90 % to 0.45%	1.66%	30.47 % to 28.59%
.	2018	5,483	24.08 to 22.02		124,393 .	1.90 to 0.45	1.30	-5.12 to -6.50
.	2017	6,105	25.38 to 23.55		147,484 .	1.90 to 0.45	1.66	20.98 to 19.24
.	2016	6,884	20.98 to 19.75		138,794 .	1.90 to 0.45	3.09	11.09 to 9.49
.	2015	2,528	18.88 to 18.04		46,424 .	1.90 to 0.45	1.60	0.65 to -0.80
.	.	.	.	.	..		.	.
500 Index Fund Series II(*)	2019	2,243	30.97 to 27.62		62,608 .	2.05 to 0.45	1.51	30.24 to 28.17
.	2018	2,418	23.78 to 21.55		52,639 .	2.05 to 0.45	1.13	-5.31 to -6.83
.	2017	2,586	25.12 to 23.13		60,261 .	2.05 to 0.45	1.50	20.74 to 18.83
.	2016	2,741	20.80 to 19.46		53,568 .	2.05 to 0.45	1.67	10.87 to 9.11
.	2015	2,354	18.76 to 17.84		42,522 .	2.05 to 0.45	1.44	0.41 to -1.19
.	.	.	.	.	..		.	.
500 Index Fund Series NAV(*)	2019	6,220	30.75 to 26.36		187,147 .	2.05 to 0.80	1.69	30.11 to 28.50
.	2018	7,468	23.63 to 20.51		173,126 .	2.05 to 0.80	1.31	-5.41 to -6.59
.	2017	8,459	24.98 to 21.96		207,675 .	2.05 to 0.80	1.69	20.58 to 19.08
.	2016	10,016	20.72 to 18.44		204,469 .	2.05 to 0.80	1.74	10.76 to 9.38
.	2015	11,198	18.71 to 16.86		206,755 .	2.05 to 0.80	1.68	0.35 to -0.90
.	.	.	.	.	..		.	.
Active Bond Trust Series I(*)	2019	1,212	24.28 to 19.63		25,396 .	1.90 to 0.45	2.69	8.76 to 7.20
.	2018	1,322	22.32 to 18.31		25,739 .	1.90 to 0.45	3.10	-1.05 to -2.48
.	2017	1,451	22.56 to 18.77		28,904 .	1.90 to 0.45	3.43	4.37 to 2.88
.	2016	1,603	21.62 to 18.25		30,912 .	1.90 to 0.45	3.56	3.87 to 2.38
.	2015	1,808	20.81 to 17.83		33,841 .	1.90 to 0.45	4.84	-0.28 to -1.72
.	.	.	.	.	..		.	.
Active Bond Trust Series II(*)	2019	6,290	18.65 to 13.40		124,667 .	2.05 to 1.00	2.53	7.94 to 6.81
.	2018	6,520	17.46 to 12.42		120,639 .	2.05 to 1.00	2.89	-1.79 to -2.82
.	2017	7,619	17.97 to 12.64		144,487 .	2.05 to 1.00	3.21	3.59 to 2.51
.	2016	7,880	17.53 to 12.20		145,180 .	2.05 to 1.20	3.34	2.12 to -2.40
.	2015	8,870	18.40 to 17.16		159,363 .	2.05 to 1.40	4.57	-1.53 to -2.16
.	.	.	.	.	..		.	.
American Asset Allocation Trust Series I(*)	2019	4,963	25.68 to 21.37		113,208 .	1.90 to 0.45	1.34	20.24 to 18.50
.	2018	5,496	21.36 to 18.03		104,975 .	1.90 to 0.45	1.57	-5.34 to -6.71
.	2017	6,072	22.56 to 19.33		123,761 .	1.90 to 0.45	1.17	15.27 to 13.62
.	2016	6,564	19.57 to 17.01		117,189 .	1.90 to 0.45	1.26	8.50 to 6.94
.	2015	6,939	18.04 to 15.91		115,278 .	1.90 to 0.45	1.99	0.60 to -0.84
.	.	.	.	.	..		.	.
American Asset Allocation Trust Series II(*)	2019	41,211	22.15 to 20.67		900,004 .	2.05 to 1.00	1.22	19.47 to 18.22
.	2018	47,315	18.54 to 17.49		868,429 .	2.05 to 1.00	1.47	-6.01 to -7.00
.	2017	54,127	19.73 to 18.80		1,061,204 .	2.05 to 1.00	1.07	14.54 to 13.35
.	2016	61,102	17.22 to 16.59		1,050,388 .	2.05 to 1.00	1.09	7.83 to 6.71
.	2015	67,055	15.97 to 15.55		1,082,182 .	2.05 to 1.00	1.83	-0.09 to -1.14
.	.	.	.	.	..		.	.
American Asset Allocation Trust Series III(*)	2019	4,588	26.96 to 24.66		122,259 .	1.55 to 0.80	1.67	20.19 to 19.30
.	2018	5,240	22.43 to 20.67		116,316 .	1.55 to 0.80	1.91	-5.39 to -6.10
.	2017	5,984	23.71 to 22.01		140,567 .	1.55 to 0.80	1.50	15.33 to 14.47
.	2016	6,706	20.56 to 19.23		136,740 .	1.55 to 0.80	1.61	8.56 to 7.75
.	2015	7,351	18.93 to 17.85		138,210 .	1.55 to 0.80	2.33	0.53 to -0.22
.	.	.	.	.	..		.	.
American Global Growth Trust Series II(*)	2019	5,857	26.45 to 24.42		151,504 .	2.05 to 1.00	0.54	33.32 to 31.93
.	2018	6,911	19.84 to 18.51		134,638 .	2.05 to 1.00	0.57	-10.37 to -11.31
.	2017	7,936	22.14 to 20.87		173,375 .	2.05 to 1.00	0.17	29.62 to 28.27
.	2016	9,113	17.08 to 16.27		154,324 .	2.05 to 1.00	0.76	-0.89 to -1.93
.	2015	10,462	17.23 to 16.59		179,743 .	2.05 to 1.00	1.40	5.44 to 4.33
.	.	.	.	.	..		.	.
American Global Growth Trust Series III(*)	2019	967	31.20 to 28.54		29,730 .	1.55 to 0.80	0.96	34.10 to 33.10
.	2018	1,174	23.27 to 21.44		26,969 .	1.55 to 0.80	1.00	-9.77 to -10.45
.	2017	1,253	25.79 to 23.94		31,918 .	1.55 to 0.80	0.56	30.30 to 29.33
.	2016	1,575	19.79 to 18.51		30,846 .	1.55 to 0.80	1.27	-0.17 to -0.92
.	2015	1,603	19.82 to 18.68		31,462 .	1.55 to 0.80	1.86	6.17 to 5.37
.	.	.	.	.	..		.	.
American Growth Trust Series II(*)	2019	11,474	61.79 to 47.32		535,195 .	2.05 to 0.45	0.73	29.61 to 27.55
.	2018	13,671	47.67 to 37.10		495,562 .	2.05 to 0.45	0.30	-1.16 to -2.74
.	2017	16,059	48.23 to 38.15		595,655 .	2.05 to 0.45	0.27	27.17 to 25.15
.	2016	19,385	37.93 to 30.48		571,028 .	2.05 to 0.45	0.32	8.54 to 6.82
.	2015	22,432	34.94 to 28.53		615,541 .	2.05 to 0.45	0.09	5.87 to 4.19
.	.	.	.	.	..		.	.
American Growth Trust Series III(*)	2019	2,594	35.27 to 32.26		90,208 .	1.55 to 0.80	1.17	29.76 to 28.79
.	2018	3,093	27.18 to 25.05		82,982 .	1.55 to 0.80	0.71	-1.08 to -1.82
.	2017	3,580	27.48 to 25.51		97,231 .	1.55 to 0.80	0.70	27.20 to 26.25
.	2016	4,375	21.60 to 20.21		93,545 .	1.55 to 0.80	0.80	8.61 to 7.80
.	2015	4,752	19.89 to 18.75		93,651 .	1.55 to 0.80	0.58	6.02 to 5.22
.	.	.	.	.	..		.	.
American Growth-Income Trust Series I(*)	2019	2,634	50.79 to 39.89		112,835 .	1.90 to 0.45	1.49	25.14 to 23.34
.	2018	2,973	40.59 to 32.34		102,807 .	1.90 to 0.45	1.35	-2.62 to -4.03
.	2017	3,388	41.68 to 33.70		121,608 .	1.90 to 0.45	1.03	21.49 to 19.74
.	2016	3,892	34.31 to 28.14		116,152 .	1.90 to 0.45	1.59	10.61 to 9.01
.	2015	4,390	31.02 to 25.81		119,693 .	1.90 to 0.45	1.27	0.66 to -0.79
.	.	.	.	.	..		.	.

70 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
American Growth-Income Trust Series II(*)	2019	11,502	$ 50.14 to $ 38.40		$ 441,928 .	2.05 % to 0.45%	1.39%	25.08 % to 23.10%
.	2018	13,514	40.09 to 31.20		418,780 .	2.05 to 0.45	1.25	-2.71 to -4.26
.	2017	15,764	41.20 to 32.59		507,128 .	2.05 to 0.45	0.95	21.34 to 19.42
.	2016	18,765	33.96 to 27.29		503,087 .	2.05 to 0.45	1.50	10.56 to 8.81
.	2015	22,083	30.71 to 25.08		541,100 .	2.05 to 0.45	1.13	0.51 to -1.08
.	.	.	.	.	..		.	.
American Growth-Income Trust Series III(*)	2019	6,269	32.64 to 29.85		201,783 .	1.55 to 0.80	1.84	25.16 to 24.22
.	2018	7,331	26.08 to 24.03		188,742 .	1.55 to 0.80	1.68	-2.60 to -3.34
.	2017	8,380	26.77 to 24.86		221,783 .	1.55 to 0.80	1.39	21.42 to 20.51
.	2016	9,932	22.05 to 20.63		216,784 .	1.55 to 0.80	1.99	10.65 to 9.83
.	2015	11,058	19.93 to 18.78		218,366 .	1.55 to 0.80	1.66	0.66 to -0.10
.	.	.	.	.	..		.	.
American International Trust Series II(*)	2019	8,655	33.55 to 18.93		270,480 .	2.05 to 1.00	0.79	21.05 to 19.79
.	2018	10,103	28.01 to 15.64		261,041 .	2.05 to 1.00	2.48	-14.45 to -15.35
.	2017	11,003	33.09 to 18.28		333,479 .	2.05 to 1.00	0.71	30.19 to 28.84
.	2016	13,582	25.68 to 14.04		316,695 .	2.05 to 1.00	0.82	1.95 to 0.88
.	2015	15,090	25.46 to 13.78		347,869 .	2.05 to 1.00	0.94	-5.92 to -6.91
.	.	.	.	.	..		.	.
American International Trust Series III(*)	2019	1,949	19.03 to 17.40		36,565 .	1.55 to 0.80	1.28	21.91 to 21.00
.	2018	2,255	15.61 to 14.38		34,732 .	1.55 to 0.80	2.98	-13.90 to -14.54
.	2017	2,404	18.13 to 16.83		43,050 .	1.55 to 0.80	1.17	31.07 to 30.09
.	2016	2,989	13.83 to 12.94		40,895 .	1.55 to 0.80	1.30	2.66 to 1.90
.	2015	3,173	13.47 to 12.70		42,336 .	1.55 to 0.80	1.43	-5.30 to -6.01
.	.	.	.	.	..		.	.
Basic Value Focus	2019	86	58.86 to 28.85		4,219 .	1.80 to 1.40	2.23	21.99 to 21.51
.	2018	95	48.25 to 23.75		3,829 .	1.80 to 1.40	1.55	-9.34 to -9.71
.	2017	109	53.22 to 26.30		4,930 .	1.80 to 1.40	1.31	6.65 to 6.22
.	2016	127	49.91 to 24.76		5,279 .	1.80 to 1.40	1.29	16.24 to 15.78
.	2015	154	42.93 to 21.39		5,468 .	1.80 to 1.40	1.32	-7.38 to -7.75
.	.	.	.	.	..		.	.
Blue Chip Growth Trust Series I(*)	2019	3,479	62.74 to 42.74		241,695 .	1.90 to 0.45	0.00	29.21 to 27.35
.	2018	3,990	48.55 to 33.56		216,533 .	1.90 to 0.45	0.02	1.51 to 0.04
.	2017	4,510	47.83 to 33.54		243,660 .	1.90 to 0.45	0.07	35.67 to 33.73
.	2016	5,095	35.26 to 25.08		204,902 .	1.90 to 0.45	0.01	0.36 to -1.09
.	2015	5,839	35.13 to 25.36		236,562 .	1.90 to 0.45	0.00	10.56 to 8.97
.	.	.	.	.	..		.	.
Blue Chip Growth Trust Series II(*)	2019	2,455	51.97 to 36.08		116,834 .	2.05 to 1.00	0.00	28.24 to 26.90
.	2018	2,880	40.96 to 28.13		107,498 .	2.05 to 1.00	0.00	0.76 to -0.30
.	2017	3,103	41.08 to 27.92		115,266 .	2.05 to 1.00	0.00	34.62 to 33.22
.	2016	3,627	30.84 to 20.74		100,570 .	2.05 to 1.00	0.00	-0.38 to -1.43
.	2015	4,254	31.28 to 20.82		119,386 .	2.05 to 1.00	0.00	9.73 to 8.58
.	.	.	.	.	..		.	.
Capital Appreciation Trust Series I(*)	2019	4,687	37.31 to 36.37		142,530 .	1.90 to 0.45	0.04	32.30 to 30.39
.	2018	5,277	28.61 to 27.49		122,498 .	1.90 to 0.45	0.26	-1.25 to -2.68
.	2017	5,906	29.40 to 27.84		140,279 .	1.90 to 0.45	0.06	35.92 to 33.97
.	2016	6,883	21.94 to 20.48		121,452 .	1.90 to 0.45	0.00	-1.52 to -2.94
.	2015	7,856	22.61 to 20.80		142,010 .	1.90 to 0.45	0.00	10.96 to 9.36
.	.	.	.	.	..		.	.
Capital Appreciation Trust Series II(*)	2019	1,315	51.08 to 34.84		57,289 .	2.05 to 1.00	0.01	31.33 to 29.95
.	2018	1,523	39.31 to 26.53		50,795 .	2.05 to 1.00	0.04	-1.98 to -3.01
.	2017	1,692	40.53 to 27.07		57,963 .	2.05 to 1.00	0.00	34.85 to 33.45
.	2016	1,997	30.37 to 20.07		51,049 .	2.05 to 1.00	0.00	-2.25 to -3.27
.	2015	2,332	31.39 to 20.53		61,537 .	2.05 to 1.00	0.00	10.06 to 8.91
.	.	.	.	.	..		.	.
Capital Appreciation Value Trust Series II(*)	2019	9,499	27.72 to 26.05		260,486 .	2.05 to 1.00	1.18	22.86 to 21.58
.	2018	10,875	22.80 to 21.20		243,307 .	2.05 to 1.00	1.88	-0.90 to -1.94
.	2017	12,364	23.25 to 21.39		280,370 .	2.05 to 1.00	1.23	13.85 to 12.66
.	2016	14,097	20.64 to 18.79		281,362 .	2.05 to 1.00	1.10	6.77 to 5.66
.	2015	14,890	19.53 to 17.60		293,194 .	2.05 to 1.00	0.89	4.05 to 2.97
.	.	.	.	.	..		.	.
Core Bond Trust Series I(*)	2019	3,442	21.30 to 17.22		61,700 .	1.90 to 0.45	2.37	7.84 to 6.29
.	2018	3,785	19.75 to 16.20		63,639 .	1.90 to 0.45	2.37	-1.04 to -2.47
.	2017	4,369	19.96 to 16.61		75,033 .	1.90 to 0.45	2.03	2.94 to 1.46
.	2016	5,044	19.39 to 16.37		85,004 .	1.90 to 0.45	1.90	2.28 to 0.81
.	2015	6,088	18.95 to 16.24		101,222 .	1.90 to 0.45	2.33	-2.01 to -2.98
.	.	.	.	.	..		.	.
Core Bond Trust Series II(*)	2019	4,176	16.68 to 13.28		71,521 .	2.05 to 1.00	2.20	6.97 to 5.85
.	2018	4,477	15.76 to 12.42		72,132 .	2.05 to 1.00	2.18	-1.78 to -2.81
.	2017	5,342	16.21 to 12.64		87,944 .	2.05 to 1.00	1.87	2.18 to 1.12
.	2016	6,142	16.03 to 12.37		99,553 .	2.05 to 1.00	1.72	1.52 to 0.46
.	2015	7,077	15.96 to 12.19		113,078 .	2.05 to 1.00	2.00	-1.92 to -2.50
.	.	.	.	.	..		.	.
DWS Equity 500 Index	2019	247	51.34 to 39.09		12,152 .	2.05 to 1.40	1.58	28.82 to 27.99
.	2018	279	39.85 to 30.54		10,682 .	2.05 to 1.40	1.32	-6.33 to -6.94
.	2017	314	42.55 to 32.82		12,879 .	2.05 to 1.40	1.40	19.38 to 18.61
.	2016	370	35.64 to 27.67		12,733 .	2.05 to 1.40	1.74	9.65 to 8.94
.	2015	421	32.50 to 25.40		13,229 .	2.05 to 1.40	1.28	-0.64 to -1.29
.	.	.	.	.	..		.	.

71 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Emerging Markets Value Trust Series II(*)	2019	2,552	$ 12.29 to $ 11.86	$ 30,665 .	2.05 % to 0.45%	2.93%	10.21 % to 8.46%
.	2018	2,809	11.15 to 10.94	30,944 .	2.05 to 0.45	2.23	-14.18 to -15.55
.	2017	3,264	12.99 to 12.95	42,338 .	2.05 to 0.45	4.38	3.91 to 3.63
.	.	.	.	. ..	.		.
Emerging Markets Value Trust Series NAV(*)	2019	122	12.26 to 12.06	1,485 .	1.55 to 0.80	3.20	10.01 to 9.19
.	2018	131	11.14 to 11.04	1,452 .	1.55 to 0.80	2.58	-14.17 to -14.82
.	2017	143	12.98 to 12.97	1,855 .	1.55 to 0.80	5.49	3.86 to 3.72
.	.	.	.	. ..	.		.
Equity Income Trust Series I(*)	2019	3,052	47.38 to 30.65	177,745 .	1.90 to 0.45	2.05	25.78 to 23.97
.	2018	3,216	37.67 to 24.73	152,265 .	1.90 to 0.45	1.79	-9.99 to -11.29
.	2017	3,727	41.85 to 27.87	196,454 .	1.90 to 0.45	2.21	15.77 to 14.11
.	2016	4,250	36.15 to 24.43	195,429 .	1.90 to 0.45	2.19	18.59 to 16.88
.	2015	4,831	30.48 to 20.90	188,429 .	1.90 to 0.45	1.85	-7.17 to -8.50
.	.	.	.	. ..	.		.
Equity Income Trust Series II(*)	2019	3,726	38.57 to 34.14	115,219 .	2.05 to 0.45	1.88	25.61 to 23.61
.	2018	3,782	30.71 to 27.62	94,017 .	2.05 to 0.45	1.59	-10.16 to -11.60
.	2017	4,389	34.18 to 31.24	122,995 .	2.05 to 0.45	2.02	15.48 to 13.66
.	2016	5,116	29.60 to 27.49	125,642 .	2.05 to 0.45	2.04	18.38 to 16.50
.	2015	5,626	25.00 to 23.60	118,166 .	2.05 to 0.45	1.67	-7.33 to -8.80
.	.	.	.	. ..	.		.
Financial Industries Trust Series I(*)	2019	342	27.49 to 25.73	9,202 .	1.90 to 1.40	4.12	29.96 to 29.31
.	2018	407	21.15 to 19.90	8,458 .	1.90 to 1.40	1.15	-15.68 to -16.11
.	2017	474	25.09 to 23.72	11,693 .	1.90 to 1.40	1.16	13.69 to 13.12
.	2016	533	22.07 to 20.97	11,595 .	1.90 to 1.40	1.53	17.71 to 17.12
.	2015	543	18.75 to 17.90	10,015 .	1.90 to 1.40	0.99	-4.00 to -4.48
.	.	.	.	. ..	.		.
Financial Industries Trust Series II(*)	2019	473	30.49 to 25.15	13,265 .	2.05 to 1.00	3.93	30.21 to 28.85
.	2018	527	23.67 to 19.31	11,387 .	2.05 to 1.00	1.12	-15.48 to -16.37
.	2017	625	28.30 to 22.85	16,106 .	2.05 to 1.00	0.96	13.88 to 12.69
.	2016	772	25.11 to 20.07	17,537 .	2.05 to 1.00	1.24	18.02 to 16.79
.	2015	840	21.50 to 17.00	16,184 .	2.05 to 1.00	0.71	-3.85 to -4.85
.	.	.	.	. ..	.		.
Fundamental All Cap Core Trust Series II(*)	2019	963	42.75 to 19.21	43,404 .	2.05 to 1.00	0.24	34.83 to 33.42
.	2018	1,098	32.04 to 14.25	37,081 .	2.05 to 1.00	0.20	-14.21 to -15.11
.	2017	1,221	37.75 to 16.61	48,359 .	2.05 to 1.00	0.55	26.16 to 24.85
.	2016	1,348	33.04 to 30.23	43,337 .	2.05 to 1.40	0.18	6.61 to 5.92
.	2015	1,546	30.99 to 28.54	46,759 .	2.05 to 1.40	0.00	2.39 to 1.73
.	.	.	.	. ..	.		.
Fundamental Large Cap Value Trust Series I(*)	2019	6,025	37.42 to 29.81	190,760 .	1.90 to 0.45	1.14	35.24 to 33.30
.	2018	6,828	27.67 to 22.36	161,567 .	1.90 to 0.45	1.07	-17.41 to -18.61
.	2017	7,734	33.50 to 27.48	223,805 .	1.90 to 0.45	1.59	16.91 to 15.23
.	2016	9,036	28.65 to 23.85	225,924 .	1.90 to 0.45	2.20	9.68 to 8.10
.	2015	10,281	26.13 to 22.06	236,820 .	1.90 to 0.45	0.96	-1.55 to -2.97
.	.	.	.	. ..	.		.
Fundamental Large Cap Value Trust Series II(*)	2019	4,994	28.76 to 17.03	141,440 .	2.05 to 1.00	0.93	34.24 to 32.84
.	2018	6,141	21.65 to 12.69	129,991 .	2.05 to 1.00	0.87	-18.06 to -18.92
.	2017	6,914	26.70 to 15.49	178,758 .	2.05 to 1.00	1.40	16.03 to 14.83
.	2016	8,056	23.25 to 13.35	180,517 .	2.05 to 1.00	2.00	8.86 to 7.73
.	2015	9,295	21.59 to 12.26	192,421 .	2.05 to 1.00	0.77	-2.28 to -3.30
.	.	.	.	. ..	.		.
Global Allocation	2019	11	27.84 to 22.45	255 .	1.75 to 1.40	1.15	16.19 to 15.79
.	2018	11	24.04 to 19.32	227 .	1.75 to 1.40	0.81	-8.81 to -9.13
.	2017	11	26.46 to 21.18	251 .	1.75 to 1.40	0.84	12.17 to 11.78
.	2016	35	23.67 to 18.89	679 .	1.75 to 1.40	1.13	2.51 to 2.15
.	2015	37	23.17 to 18.42	689 .	1.75 to 1.40	0.95	-2.25 to -2.59
.	.	.	.	. ..	.		.
Global Bond Trust Series I(*)	2019	722	22.96 to 16.96	22,479 .	1.90 to 0.80	6.27	5.53 to 4.38
.	2018	811	22.00 to 16.07	24,164 .	1.90 to 0.80	2.63	-2.68 to -3.75
.	2017	917	22.86 to 16.51	28,398 .	1.90 to 0.80	2.23	7.89 to 6.71
.	2016	1,098	21.42 to 15.30	31,470 .	1.90 to 0.80	0.00	2.23 to 1.11
.	2015	1,173	21.18 to 14.97	32,986 .	1.90 to 0.80	2.51	-4.27 to -5.32
.	.	.	.	. ..	.		.
Global Bond Trust Series II(*)	2019	2,737	17.25 to 12.41	53,892 .	2.05 to 1.00	6.28	5.03 to 3.93
.	2018	2,952	16.59 to 11.82	55,604 .	2.05 to 1.00	2.63	-3.01 to -4.03
.	2017	3,739	17.29 to 12.18	71,900 .	2.05 to 1.00	1.93	7.40 to 6.29
.	2016	4,013	16.27 to 11.34	73,029 .	2.05 to 1.00	0.00	1.89 to 0.83
.	2015	4,374	16.13 to 11.13	79,194 .	2.05 to 1.00	2.52	-4.69 to -5.68
.	.	.	.	. ..	.		.
Global Trust Series I(*)	2019	3,560	25.94 to 19.46	95,996 .	1.90 to 0.45	2.13	15.52 to 13.86
.	2018	3,921	22.45 to 17.09	93,402 .	1.90 to 0.45	1.76	-14.88 to -16.11
.	2017	4,161	26.38 to 20.37	119,324 .	1.90 to 0.45	1.83	18.35 to 16.65
.	2016	4,783	22.29 to 17.46	116,485 .	1.90 to 0.45	4.46	8.97 to 7.41
.	2015	5,315	20.45 to 16.26	120,663 .	1.90 to 0.45	1.87	-6.84 to -8.18
.	.	.	.	. ..	.		.
Global Trust Series II(*)	2019	1,202	24.60 to 14.11	26,152 .	2.05 to 1.00	1.89	14.68 to 13.48
.	2018	1,391	21.67 to 12.30	26,538 .	2.05 to 1.00	1.50	-15.50 to -16.39
.	2017	1,658	25.92 to 14.56	37,859 .	2.05 to 1.00	1.66	17.45 to 16.23
.	2016	1,883	22.30 to 12.39	36,828 .	2.05 to 1.00	4.26	8.15 to 7.02

72 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Global Trust Series II(*)	2015	2,175	$ 20.84 to $ 11.46		$ 39,571 .	2.05 % to 1.00%	1.64%	-7.54 % to -8.51%
.	.	.	.	.	..	.		.
Health Sciences Trust Series I(*)	2019	583	105.69 to 79.48		50,631 .	1.90 to 0.45	0.00	28.10 to 26.26
.	2018	670	82.50 to 62.95		45,999 .	1.90 to 0.45	0.00	0.23 to -1.22
.	2017	744	82.31 to 63.72		51,425 .	1.90 to 0.45	0.00	26.94 to 25.11
.	2016	898	64.85 to 50.93		49,474 .	1.90 to 0.45	0.07	-10.97 to -12.26
.	2015	1,125	72.84 to 58.05		70,280 .	1.90 to 0.45	0.00	12.19 to 10.57
.	.	.	.	.	..	.		.
Health Sciences Trust Series II(*)	2019	729	89.58 to 38.31		60,712 .	2.05 to 1.00	0.00	27.12 to 25.79
.	2018	849	71.22 to 30.14		56,169 .	2.05 to 1.00	0.00	-0.48 to -1.53
.	2017	965	72.32 to 30.28		63,593 .	2.05 to 1.00	0.00	25.99 to 24.68
.	2016	1,141	58.00 to 24.04		59,857 .	2.05 to 1.00	0.00	-11.66 to -12.58
.	2015	1,420	66.36 to 27.21		86,054 .	2.05 to 1.00	0.00	11.38 to 10.21
.	.	.	.	.	..	.		.
High Yield Trust Series I(*)	2019	2,760	32.06 to 26.46		54,750 .	1.90 to 0.45	5.25	15.14 to 13.49
.	2018	2,982	27.84 to 23.32		51,588 .	1.90 to 0.45	5.78	-3.45 to -4.85
.	2017	3,438	28.84 to 24.50		62,433 .	1.90 to 0.45	5.17	7.02 to 5.48
.	2016	3,940	26.95 to 23.23		68,642 .	1.90 to 0.45	6.74	15.74 to 14.08
.	2015	4,437	23.28 to 20.36		66,200 .	1.90 to 0.45	7.09	-8.73 to -10.05
.	.	.	.	.	..	.		.
High Yield Trust Series II(*)	2019	1,940	25.71 to 16.21		47,178 .	2.05 to 1.00	4.98	14.35 to 13.15
.	2018	2,088	22.72 to 14.18		45,027 .	2.05 to 1.00	5.44	-4.12 to -5.13
.	2017	2,456	23.95 to 14.79		55,499 .	2.05 to 1.00	5.00	6.07 to 4.96
.	2016	2,726	22.81 to 13.94		58,286 .	2.05 to 1.00	6.48	15.00 to 13.80
.	2015	3,361	20.05 to 12.12		62,634 .	2.05 to 1.00	6.71	-9.46 to -10.40
.	.	.	.	.	..	.		.
International Equity Index Series I(*)	2019	1,073	17.08 to 16.48		18,350 .	1.90 to 1.40	2.71	19.68 to 19.09
.	2018	857	14.27 to 13.84		12,215 .	1.90 to 1.40	2.28	-15.30 to -15.72
.	2017	921	16.85 to 16.42		15,509 .	1.90 to 1.40	2.16	25.54 to 24.91
.	2016	1,006	13.42 to 13.15		13,508 .	1.90 to 1.40	2.58	3.00 to 2.48
.	2015	1,124	13.03 to 12.83		14,658 .	1.90 to 1.40	2.21	-7.22 to -7.69
.	.	.	.	.	..	.		.
International Equity Index Series II(*)	2019	1,100	18.02 to 16.07		18,331 .	2.05 to 0.45	2.65	20.57 to 18.65
.	2018	814	14.95 to 13.54		11,356 .	2.05 to 0.45	2.00	-14.66 to -16.02
.	2017	918	17.52 to 16.13		15,168 .	2.05 to 0.45	2.04	26.47 to 24.47
.	2016	907	13.85 to 12.96		11,992 .	2.05 to 0.45	2.38	3.77 to 2.12
.	2015	1,008	13.35 to 12.69		12,971 .	2.05 to 0.45	1.94	-6.53 to -8.02
.	.	.	.	.	..	.		.
International Equity Index Series NAV(*)	2019	785	13.86 to 12.78		10,617 .	2.05 to 1.40	2.45	19.75 to 18.98
.	2018	803	11.57 to 10.74		9,080 .	2.05 to 1.40	2.29	-15.30 to -15.86
.	2017	902	13.66 to 12.76		12,080 .	2.05 to 1.40	2.16	25.68 to 24.87
.	2016	1,045	10.87 to 10.22		11,152 .	2.05 to 1.40	2.67	2.98 to 2.31
.	2015	1,117	10.56 to 9.99		11,604 .	2.05 to 1.40	2.32	-7.11 to -7.72
.	.	.	.	.	..	.		.
International Small Company Trust Series I(*)	2019	862	23.98 to 20.70		18,694 .	1.90 to 0.45	2.15	22.05 to 20.30
.	2018	972	19.65 to 17.21		17,469 .	1.90 to 0.45	1.23	-20.46 to -21.61
.	2017	1,107	24.70 to 21.95		25,245 .	1.90 to 0.45	1.38	28.88 to 27.03
.	2016	1,275	19.17 to 17.28		22,787 .	1.90 to 0.45	1.91	4.43 to 2.93
.	2015	1,458	18.35 to 16.79		25,204 .	1.90 to 0.45	1.77	6.07 to 4.54
.	.	.	.	.	..	.		.
International Small Company Trust Series II(*)	2019	579	19.98 to 19.86		12,084 .	2.05 to 1.00	1.76	21.14 to 19.87
.	2018	669	16.66 to 16.40		11,576 .	2.05 to 1.00	1.22	-21.07 to -21.90
.	2017	764	21.34 to 20.77		16,816 .	2.05 to 1.00	1.23	27.89 to 26.56
.	2016	860	16.86 to 16.24		14,898 .	2.05 to 1.00	1.69	3.66 to 2.57
.	2015	988	16.44 to 15.67		16,605 .	2.05 to 1.00	1.63	5.33 to 4.23
.	.	.	.	.	..	.		.
International Value Trust Series I(*)	2019	2,611	26.08 to 21.52		53,425 .	1.90 to 0.45	2.71	11.83 to 10.22
.	2018	2,949	23.32 to 19.53		54,546 .	1.90 to 0.45	2.39	-15.42 to -16.64
.	2017	3,295	27.57 to 23.43		72,751 .	1.90 to 0.45	1.76	16.62 to 14.94
.	2016	3,782	23.65 to 20.38		72,355 .	1.90 to 0.45	2.56	11.74 to 10.13
.	2015	3,228	21.16 to 18.51		55,740 .	1.90 to 0.45	1.76	-8.23 to -9.55
.	.	.	.	.	..	.		.
International Value Trust Series II(*)	2019	2,030	25.69 to 15.24		44,182 .	2.05 to 1.00	2.55	11.01 to 9.86
.	2018	2,251	23.39 to 13.72		44,427 .	2.05 to 1.00	2.17	-16.02 to -16.90
.	2017	2,587	28.15 to 16.34		61,335 .	2.05 to 1.00	1.58	15.72 to 14.51
.	2016	3,078	24.58 to 14.12		63,599 .	2.05 to 1.00	2.25	10.83 to 9.67
.	2015	2,780	22.41 to 12.74		51,915 .	2.05 to 1.00	1.48	-8.86 to -9.82
.	.	.	.	.	..	.		.
Investment Quality Bond Trust Series I(*)	2019	5,736	32.24 to 20.78		120,544 .	1.90 to 0.45	2.51	8.87 to 7.31
.	2018	6,011	29.62 to 19.36		116,517 .	1.90 to 0.45	2.69	-1.26 to -2.69
.	2017	6,868	30.00 to 19.90		135,673 .	1.90 to 0.45	2.57	4.14 to 2.64
.	2016	7,267	28.80 to 19.39		139,695 .	1.90 to 0.45	2.19	3.82 to 2.33
.	2015	7,725	27.74 to 18.94		144,236 .	1.90 to 0.45	1.80	-1.26 to -2.68
.	.	.	.	.	..	.		.
Investment Quality Bond Trust Series II(*)	2019	3,225	17.55 to 13.64		62,380 .	2.05 to 0.35	2.34	8.77 to 6.93
.	2018	3,237	16.41 to 12.54		58,447 .	2.05 to 0.35	2.49	-1.27 to -2.95
.	2017	3,685	16.91 to 12.70		68,204 .	2.05 to 0.35	2.46	3.94 to 2.19
.	2016	3,793	16.54 to 12.21		68,484 .	2.05 to 0.80	1.95	1.97 to -2.34

73 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Investment Quality Bond Trust Series II(*)	2015	4,206	$ 16.23 to $ 12.33		$ 74,512 .	2.05 % to 1.00%	1.60%	-2.00 % to -3.03%
.	.	.	.	.	..		.	.
Lifestyle Aggressive Portfolio Series I(*)	2019	149	18.85 to 18.46		2,787 .	1.75 to 1.40	1.63	25.24 to 24.80
.	2018	142	15.05 to 14.79		2,127 .	1.75 to 1.40	1.71	-10.12 to -10.44
.	2017	136	16.75 to 16.51		2,270 .	1.75 to 1.40	1.34	20.10 to 19.68
.	2016	206	13.94 to 13.80		2,852 .	1.75 to 1.40	2.49	8.03 to 7.65
.	2015	122	12.91 to 12.82		1,566 .	1.75 to 1.40	2.49	-2.92 to -3.26
.	.	.	.	.	..		.	.
Lifestyle Aggressive Portfolio Series II(*)	2019	352	19.08 to 18.07		6,475 .	1.90 to 1.00	1.41	25.52 to 24.40
.	2018	343	15.20 to 14.52		5,048 .	1.90 to 1.00	1.52	-9.96 to -10.77
.	2017	332	16.88 to 16.28		5,455 .	1.90 to 1.00	1.49	20.36 to 19.28
.	2016	325	14.03 to 13.65		4,472 .	1.90 to 1.00	1.57	8.26 to 7.29
.	2015	322	12.96 to 12.72		4,109 .	1.90 to 1.00	1.65	-2.73 to -3.60
.	.	.	.	.	..		.	.
Lifestyle Balanced Portfolio Series I(*)	2019	1,640	17.14 to 16.03		27,494 .	1.90 to 0.80	2.06	16.80 to 15.52
.	2018	1,518	14.68 to 13.88		21,831 .	1.90 to 0.80	2.32	-5.13 to -6.17
.	2017	1,482	15.47 to 14.79		22,597 .	1.90 to 0.80	2.67	11.42 to 10.21
.	2016	1,142	13.88 to 13.42		15,651 .	1.90 to 0.80	2.45	5.26 to 4.11
.	2015	1,039	13.19 to 12.89		13,587 .	1.90 to 0.80	2.64	-0.75 to -1.83
.	.	.	.	.	..		.	.
Lifestyle Balanced Portfolio Series II(*)	2019	31,282	17.40 to 15.69		553,245 .	2.05 to 0.35	1.76	17.15 to 15.18
.	2018	31,343	14.85 to 13.63		477,792 .	2.05 to 0.35	1.97	-4.96 to -6.57
.	2017	35,280	15.63 to 14.58		575,485 .	2.05 to 0.35	1.99	11.77 to 9.89
.	2016	36,267	13.98 to 13.27		536,198 .	2.05 to 0.35	2.13	5.52 to 3.74
.	2015	34,915	13.25 to 12.79		501,437 .	2.05 to 0.35	2.25	-0.57 to -2.25
.	.	.	.	.	..		.	.
Lifestyle Conservative Portfolio Series I(*)	2019	626	15.55 to 14.54		9,491 .	1.90 to 0.80	2.09	11.56 to 10.34
.	2018	632	13.94 to 13.18		8,598 .	1.90 to 0.80	2.50	-2.76 to -3.83
.	2017	574	14.33 to 13.71		8,059 .	1.90 to 0.80	3.22	6.11 to 4.95
.	2016	397	13.51 to 13.06		5,295 .	1.90 to 0.80	2.85	3.56 to 2.42
.	2015	360	13.04 to 12.79		4,648 .	1.75 to 0.80	3.26	-0.63 to -1.57
.	.	.	.	.	..		.	.
Lifestyle Conservative Portfolio Series II(*)	2019	7,165	15.78 to 14.23		110,661 .	2.05 to 0.35	2.01	11.83 to 9.95
.	2018	7,532	14.11 to 12.94		105,253 .	2.05 to 0.35	2.48	-2.51 to -4.16
.	2017	6,606	14.47 to 13.51		96,082 .	2.05 to 0.35	2.22	6.37 to 4.58
.	2016	7,345	13.61 to 12.91		101,444 .	2.05 to 0.35	2.35	3.81 to 2.06
.	2015	7,130	13.11 to 12.65		96,548 .	2.05 to 0.35	2.60	-0.38 to -2.06
.	.	.	.	.	..		.	.
Lifestyle Growth Portfolio Series I(*)	2019	11,476	18.26 to 17.08		207,532 .	1.90 to 0.80	1.79	20.49 to 19.17
.	2018	12,842	15.15 to 14.33		192,754 .	1.90 to 0.80	2.08	-6.87 to -7.89
.	2017	13,985	16.27 to 15.56		225,786 .	1.90 to 0.80	3.78	15.21 to 13.96
.	2016	5,512	14.12 to 13.65		77,271 .	1.90 to 0.80	3.92	6.38 to 5.21
.	2015	1,892	13.27 to 12.98		24,955 .	1.90 to 0.80	2.32	-0.91 to -2.00
.	.	.	.	.	..		.	.
Lifestyle Growth Portfolio Series II(*)	2019	266,955	18.54 to 16.72		4,925,106 .	2.05 to 0.35	1.57	20.78 to 18.74
.	2018	299,274	15.35 to 14.08		4,608,995 .	2.05 to 0.35	1.83	-6.64 to -8.22
.	2017	340,524	16.44 to 15.34		5,694,619 .	2.05 to 0.35	3.06	15.49 to 13.55
.	2016	157,663	14.23 to 13.51		2,337,397 .	2.05 to 0.35	2.54	6.64 to 4.85
.	2015	95,432	13.35 to 12.89		1,376,978 .	2.05 to 0.35	2.06	-0.60 to -2.27
.	.	.	.	.	..		.	.
Lifestyle Growth Portfolio Series NAV(*)	2019	405	14.25 to 14.13		6,145 .	1.60 to 1.20	1.78	20.07 to 19.59
.	2018	474	11.87 to 11.81		5,968 .	1.60 to 1.20	2.15	-7.20 to -7.57
.	2017	509	12.79 to 12.78		6,909 .	1.60 to 1.20	10.66	2.33 to 2.26
.	.	.	.	.	..		.	.
Lifestyle Moderate Portfolio Series I(*)	2019	569	16.59 to 15.51		9,198 .	1.90 to 0.80	2.17	15.04 to 13.79
.	2018	548	14.42 to 13.63		7,725 .	1.90 to 0.80	2.65	-4.35 to -5.40
.	2017	518	15.07 to 14.41		7,686 .	1.90 to 0.80	2.39	9.55 to 8.36
.	2016	473	13.76 to 13.30		6,422 .	1.90 to 0.80	2.75	4.66 to 3.51
.	2015	367	13.15 to 12.85		4,780 .	1.90 to 0.80	2.87	-0.70 to -1.79
.	.	.	.	.	..		.	.
Lifestyle Moderate Portfolio Series II(*)	2019	9,979	16.85 to 15.20		170,456 .	2.05 to 0.35	1.80	15.31 to 13.37
.	2018	9,928	14.61 to 13.41		148,770 .	2.05 to 0.35	2.04	-4.11 to -5.74
.	2017	10,894	15.24 to 14.22		172,970 .	2.05 to 0.35	2.10	9.89 to 8.04
.	2016	11,299	13.87 to 13.16		165,570 .	2.05 to 0.35	2.16	4.91 to 3.14
.	2015	11,425	13.22 to 12.76		163,275 .	2.05 to 0.35	2.27	-0.45 to -2.13
.	.	.	.	.	..		.	.
Managed Volatility Aggressive Portfolio Series I(*)	2019	1,529	29.05 to 24.22		41,517 .	1.90 to 0.45	1.27	20.24 to 18.51
.	2018	1,784	24.16 to 20.43		40,513 .	1.90 to 0.45	1.88	-8.87 to -10.19
.	2017	2,163	26.51 to 22.75		54,573 .	1.90 to 0.45	1.65	22.27 to 20.52
.	2016	2,558	21.68 to 18.88		53,179 .	1.90 to 0.45	1.55	1.50 to 0.04
.	2015	2,986	21.36 to 18.87		61,877 .	1.90 to 0.45	1.82	-6.27 to -7.62
.	.	.	.	.	..		.	.
Managed Volatility Aggressive Portfolio Series II(*)	2019	2,564	30.01 to 19.68		66,468 .	2.05 to 1.00	1.10	19.43 to 18.18
.	2018	2,910	25.39 to 16.48		63,255 .	2.05 to 1.00	1.71	-9.53 to -10.48
.	2017	3,403	28.37 to 18.21		82,147 .	2.05 to 1.00	1.47	21.35 to 20.09
.	2016	4,068	23.62 to 15.01		81,402 .	2.05 to 1.00	1.36	0.65 to -0.40
.	2015	4,830	23.72 to 14.91		96,527 .	2.05 to 1.00	1.65	-6.99 to -7.96
.	.	.	.	.	..		.	.

74 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Managed Volatility Balanced Portfolio Series I(*)	2019	15,262	$ 34.49 to $ 24.54	$ 380,724 .	1.90 % to 0.45%	1.92%	17.39 % to 15.70%
.	2018	17,257	29.38 to 21.21	370,157 .	1.90 to 0.45	2.19	-5.31 to -6.69
.	2017	19,485	31.03 to 22.72	446,882 .	1.90 to 0.45	2.12	13.62 to 11.99
.	2016	22,184	27.31 to 20.29	452,285 .	1.90 to 0.45	2.01	4.32 to 2.82
.	2015	25,247	26.18 to 19.73	499,014 .	1.90 to 0.45	2.28	-2.69 to -4.09
.	.	.	.	. ..		.	.
Managed Volatility Balanced Portfolio Series II(*)	2019	208,520	25.76 to 20.76	4,759,115 .	2.05 to 0.35	1.73	17.32 to 15.34
.	2018	239,171	22.34 to 17.69	4,704,815 .	2.05 to 0.35	2.01	-5.37 to -6.97
.	2017	272,743	24.01 to 18.70	5,741,379 .	2.05 to 0.35	1.94	13.43 to 11.52
.	2016	308,429	21.53 to 16.48	5,812,156 .	2.05 to 0.35	1.83	4.25 to 2.49
.	2015	345,536	21.01 to 15.81	6,388,484 .	2.05 to 0.35	2.10	-2.73 to -4.37
.	.	.	.	. ..		.	.
Managed Volatility Conservative Portfolio Series I(*)	2019	3,915	34.57 to 22.27	93,727 .	1.90 to 0.45	2.30	12.87 to 11.25
.	2018	4,417	30.63 to 20.02	94,415 .	1.90 to 0.45	2.47	-2.62 to -4.03
.	2017	5,110	31.45 to 20.86	113,494 .	1.90 to 0.45	2.40	7.33 to 5.79
.	2016	5,842	29.30 to 19.71	122,691 .	1.90 to 0.45	2.33	4.11 to 2.61
.	2015	6,324	28.14 to 19.21	128,980 .	1.90 to 0.45	2.43	-0.40 to -1.84
.	.	.	.	. ..		.	.
Managed Volatility Conservative Portfolio Series II(*)	2019	42,135	20.09 to 16.54	845,498 .	2.10 to 0.35	2.11	12.78 to 10.82
.	2018	48,164	17.82 to 14.93	865,542 .	2.10 to 0.35	2.29	-2.74 to -4.43
.	2017	56,529	18.32 to 15.62	1,057,774 .	2.10 to 0.35	2.20	7.29 to 5.43
.	2016	65,943	17.07 to 14.81	1,177,865 .	2.10 to 0.35	2.11	3.95 to 2.15
.	2015	71,826	16.42 to 14.50	1,280,720 .	2.10 to 0.35	2.27	-0.50 to -2.23
.	.	.	.	. ..		.	.
Managed Volatility Growth Portfolio Series I(*)	2019	16,744	31.92 to 24.20	398,918 .	1.90 to 0.45	1.70	19.02 to 17.31
.	2018	18,851	26.82 to 20.63	380,438 .	1.90 to 0.45	2.05	-6.97 to -8.31
.	2017	21,052	28.83 to 22.50	461,475 .	1.90 to 0.45	1.93	18.06 to 16.37
.	2016	23,895	24.42 to 19.33	448,830 .	1.90 to 0.45	1.80	2.87 to 1.39
.	2015	26,636	23.73 to 19.07	493,044 .	1.90 to 0.45	2.08	-4.96 to -6.33
.	.	.	.	. ..		.	.
Managed Volatility Growth Portfolio Series II(*)	2019	296,881	20.80 to 20.60	6,896,471 .	2.10 to 0.35	1.48	18.90 to 16.84
.	2018	339,906	17.80 to 17.33	6,715,509 .	2.10 to 0.35	1.85	-7.03 to -8.65
.	2017	384,257	19.49 to 18.63	8,258,711 .	2.10 to 0.35	1.75	17.94 to 15.90
.	2016	429,283	16.82 to 15.80	7,922,154 .	2.10 to 0.35	1.61	2.78 to 1.00
.	2015	484,650	16.65 to 15.37	8,822,906 .	2.10 to 0.35	1.89	-5.15 to -6.79
.	.	.	.	. ..		.	.
Managed Volatility Growth Portfolio Series NAV(*)	2019	20	23.22 to 23.22	459 .	1.20 to 1.20	1.83	18.25 to 18.25
.	2018	21	19.64 to 19.64	408 .	1.20 to 1.20	2.20	-7.68 to -7.68
.	2017	22	21.27 to 21.27	463 .	1.20 to 1.20	2.08	17.30 to 17.30
.	2016	23	18.14 to 18.14	415 .	1.20 to 1.20	1.68	2.15 to 2.15
.	2015	36	17.75 to 17.75	648 .	1.20 to 1.20	2.25	-5.69 to -5.69
.	.	.	.	. ..		.	.
Managed Volatility Moderate Portfolio Series I(*)	2019	5,472	35.91 to 24.28	141,680 .	1.90 to 0.45	2.04	16.20 to 14.52
.	2018	6,227	30.90 to 21.20	140,002 .	1.90 to 0.45	2.30	-4.42 to -5.80
.	2017	7,152	32.33 to 22.51	170,589 .	1.90 to 0.45	2.23	11.38 to 9.78
.	2016	8,026	29.03 to 20.50	173,313 .	1.90 to 0.45	2.08	4.82 to 3.31
.	2015	8,859	27.69 to 19.84	185,318 .	1.90 to 0.45	2.38	-1.36 to -2.78
.	.	.	.	. ..		.	.
Managed Volatility Moderate Portfolio Series II(*)	2019	67,001	23.84 to 21.53	1,476,853 .	2.05 to 0.35	1.85	16.02 to 14.06
.	2018	77,232	20.90 to 18.56	1,481,941 .	2.05 to 0.35	2.14	-4.46 to -6.08
.	2017	88,427	22.25 to 19.42	1,798,772 .	2.05 to 0.35	2.04	11.26 to 9.39
.	2016	100,351	20.34 to 17.46	1,869,034 .	2.05 to 0.35	1.89	4.75 to 2.99
.	2015	110,160	19.75 to 16.67	2,024,903 .	2.05 to 0.35	2.18	-1.47 to -3.13
.	.	.	.	. ..		.	.
Mid Cap Index Trust Series I(*)	2019	1,882	58.04 to 42.11	83,184 .	1.90 to 0.45	1.12	25.02 to 23.22
.	2018	2,156	46.42 to 34.17	76,810 .	1.90 to 0.45	1.08	-11.86 to -13.13
.	2017	2,410	52.67 to 39.34	98,702 .	1.90 to 0.45	0.70	15.29 to 13.64
.	2016	833	45.68 to 34.62	31,408 .	1.90 to 0.45	1.19	19.57 to 17.85
.	2015	906	38.20 to 29.37	28,899 .	1.90 to 0.45	0.99	-3.03 to -4.43
.	.	.	.	. ..		.	.
Mid Cap Index Trust Series II(*)	2019	1,468	46.80 to 25.67	60,114 .	2.05 to 1.00	0.91	24.19 to 22.89
.	2018	1,720	41.05 to 38.08	57,031 .	2.05 to 0.45	0.87	-12.06 to -13.46
.	2017	2,048	46.68 to 44.01	78,243 .	2.05 to 0.45	0.29	14.99 to 13.17
.	2016	1,726	40.59 to 38.89	58,289 .	2.05 to 0.45	0.99	19.38 to 17.49
.	2015	1,870	34.00 to 33.10	53,499 .	2.05 to 0.45	0.79	-3.24 to -4.77
.	.	.	.	. ..		.	.
Mid Cap Stock Trust Series I(*)	2019	3,150	56.57 to 49.16	131,034 .	1.90 to 0.45	0.00	33.92 to 31.99
.	2018	3,593	42.24 to 37.25	112,151 .	1.90 to 0.45	0.00	-2.00 to -3.42
.	2017	4,140	43.10 to 38.57	133,041 .	1.90 to 0.45	0.00	27.96 to 26.13
.	2016	4,809	33.68 to 30.58	121,359 .	1.90 to 0.45	0.00	0.14 to -1.30
.	2015	5,402	33.64 to 30.98	137,975 .	1.90 to 0.45	0.00	2.53 to 1.06
.	.	.	.	. ..		.	.
Mid Cap Stock Trust Series II(*)	2019	1,492	54.99 to 30.69	74,431 .	2.05 to 1.00	0.00	32.91 to 31.53
.	2018	1,679	41.81 to 23.09	63,587 .	2.05 to 1.00	0.00	-2.69 to -3.72
.	2017	1,857	43.43 to 23.73	72,596 .	2.05 to 1.00	0.00	26.99 to 25.67
.	2016	2,116	34.56 to 18.69	65,594 .	2.05 to 1.00	0.00	-0.59 to -1.63
.	2015	2,503	35.13 to 18.80	78,719 .	2.05 to 1.00	0.00	1.73 to 0.66
.	.	.	.	. ..		.	.

75 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Mid Value Trust Series I(*)	2019	1,198	$ 42.42 to $ 33.40		$ 43,106 .	1.90 % to 0.80%	1.10%	18.58 % to 17.29%
.	2018	1,332	35.77 to 28.47		40,685 .	1.90 to 0.80	0.75	-11.56 to -12.53
.	2017	1,541	40.44 to 32.55		53,462 .	1.90 to 0.80	0.96	10.55 to 9.34
.	2016	1,772	36.58 to 29.77		55,945 .	1.90 to 0.80	1.13	23.03 to 21.69
.	2015	1,952	29.73 to 24.46		50,465 .	1.90 to 0.80	1.07	-4.20 to -5.25
.	.	.	.	.	..		.	.
Mid Value Trust Series II(*)	2019	1,272	31.97 to 15.44		43,146 .	2.05 to 1.00	0.88	17.97 to 16.74
.	2018	1,448	27.39 to 13.09		41,931 .	2.05 to 1.00	0.56	-11.82 to -12.74
.	2017	1,623	31.39 to 14.84		53,486 .	2.05 to 1.00	0.75	10.10 to 8.96
.	2016	1,917	28.81 to 13.48		58,010 .	2.05 to 1.00	0.94	21.26 to 7.83
.	2015	2,069	25.46 to 23.76		51,504 .	2.05 to 1.40	0.84	-4.98 to -5.60
.	.	.	.	.	..		.	.
Money Market Trust Series I(*)	2019	1,613	16.31 to 10.88		23,529 .	1.90 to 0.45	1.93	1.48 to 0.02
.	2018	1,993	16.08 to 10.88		28,845 .	1.90 to 0.45	1.52	1.09 to -0.38
.	2017	2,435	15.90 to 10.92		34,960 .	1.90 to 0.45	0.58	0.14 to -1.30
.	2016	3,042	15.88 to 11.06		43,632 .	1.90 to 0.45	0.07	-0.38 to -1.81
.	2015	3,751	15.94 to 11.26		55,030 .	1.90 to 0.45	0.00	-0.45 to -1.88
.	.	.	.	.	..		.	.
Money Market Trust Series II(*)	2019	9,750	12.53 to 10.51		111,046 .	2.05 to 0.35	1.73	1.38 to -0.33
.	2018	11,460	12.36 to 10.54		130,219 .	2.05 to 0.35	1.31	0.98 to -0.73
.	2017	14,059	12.24 to 10.62		160,059 .	2.05 to 0.35	0.38	0.04 to -1.64
.	2016	17,027	12.24 to 10.80		195,792 .	2.05 to 0.35	0.00	-0.35 to -2.03
.	2015	20,096	12.28 to 11.02		234,593 .	2.05 to 0.35	0.00	-0.35 to -2.03
.	.	.	.	.	..		.	.
Money-Market Trust Series NAV(*)	2019	376	12.39 to 12.10		4,645 .	2.05 to 1.40	1.97	0.57 to -0.08
.	2018	406	12.32 to 12.11		4,998 .	2.05 to 1.40	1.57	0.17 to -0.48
.	2017	503	12.30 to 12.17		6,185 .	2.05 to 1.40	0.63	-0.75 to -1.40
.	2016	612	12.40 to 12.34		7,595 .	2.05 to 1.40	0.15	-0.83 to -1.26
.	.	.	.	.	..		.	.
Mutual Shares Trust Series I(*)	2019	6,758	22.90 to 20.95		152,713 .	1.55 to 0.80	1.94	22.14 to 21.23
.	2018	7,754	18.75 to 17.28		143,606 .	1.55 to 0.80	1.30	-9.69 to -10.37
.	2017	8,335	20.76 to 19.28		171,128 .	1.55 to 0.80	5.64	7.46 to 6.66
.	2016	8,991	19.32 to 18.08		171,995 .	1.55 to 0.80	6.47	15.78 to 14.91
.	2015	10,364	16.69 to 15.73		171,427 .	1.55 to 0.80	2.03	-5.44 to -6.15
.	.	.	.	.	..		.	.
PIMCO All Asset	2019	367	25.34 to 19.72		7,849 .	2.05 to 0.45	2.57	10.94 to 9.18
.	2018	412	22.84 to 18.06		8,030 .	2.05 to 0.45	2.70	-6.02 to -7.52
.	2017	569	24.30 to 19.53		11,929 .	2.05 to 0.45	4.21	12.68 to 10.90
.	2016	665	21.57 to 17.61		12,494 .	2.05 to 0.45	2.18	12.08 to 10.30
.	2015	819	19.24 to 15.97		13,886 .	2.05 to 0.45	2.75	-9.72 to -11.16
.	.	.	.	.	..		.	.
Real Estate Securities Trust Series I(*)	2019	476	69.14 to 54.22		30,587 .	1.90 to 0.45	2.08	28.82 to 26.97
.	2018	535	53.67 to 42.70		26,940 .	1.90 to 0.45	1.64	-3.90 to -5.29
.	2017	637	55.85 to 45.09		33,691 .	1.90 to 0.45	0.50	5.76 to 4.24
.	2016	753	52.80 to 43.25		37,894 .	1.90 to 0.45	3.29	6.44 to 4.91
.	2015	837	49.61 to 41.23		40,017 .	1.90 to 0.45	1.78	2.21 to 0.74
.	.	.	.	.	..		.	.
Real Estate Securities Trust Series II(*)	2019	730	64.10 to 47.21		34,624 .	2.05 to 0.45	1.91	28.50 to 26.47
.	2018	804	49.88 to 37.33		30,200 .	2.05 to 0.45	1.62	-4.08 to -5.61
.	2017	967	52.00 to 39.55		38,440 .	2.05 to 0.45	0.35	5.58 to 3.91
.	2016	1,160	49.25 to 38.06		43,998 .	2.05 to 0.45	3.06	6.21 to 4.53
.	2015	1,294	46.37 to 36.41		46,932 .	2.05 to 0.45	1.58	2.00 to 0.39
.	.	.	.	.	..		.	.
Science & Technology Trust Series I(*)	2019	2,201	52.73 to 35.66		101,864 .	1.90 to 0.45	0.12	37.44 to 35.46
.	2018	2,511	38.37 to 26.33		85,293 .	1.90 to 0.45	0.00	-1.06 to -2.49
.	2017	2,859	38.78 to 27.00		98,953 .	1.90 to 0.45	0.05	40.50 to 38.48
.	2016	3,224	27.60 to 19.50		79,957 .	1.90 to 0.45	0.00	7.90 to 6.35
.	2015	3,699	25.58 to 18.33		85,966 .	1.90 to 0.45	0.00	6.21 to 4.68
.	.	.	.	.	..		.	.
Science & Technology Trust Series II(*)	2019	929	61.75 to 42.48		49,722 .	2.05 to 1.00	0.00	36.37 to 34.95
.	2018	1,081	45.76 to 31.15		42,537 .	2.05 to 1.00	0.00	-1.78 to -2.81
.	2017	1,105	47.08 to 31.72		44,570 .	2.05 to 1.00	0.00	39.42 to 37.97
.	2016	1,227	34.12 to 22.75		35,527 .	2.05 to 1.00	0.00	7.08 to 5.96
.	2015	1,410	32.20 to 21.25		38,509 .	2.05 to 1.00	0.00	5.43 to 4.33
.	.	.	.	.	..		.	.
Select Bond Trust Series I(*)	2019	11,230	15.17 to 14.27		168,847 .	1.55 to 0.80	2.57	8.08 to 7.27
.	2018	11,695	14.04 to 13.30		162,858 .	1.55 to 0.80	2.75	-1.23 to -1.97
.	2017	13,425	14.21 to 13.57		189,486 .	1.55 to 0.80	2.73	2.85 to 2.08
.	2016	13,920	13.82 to 13.29		191,260 .	1.55 to 0.80	2.86	2.24 to 1.48
.	2015	14,570	13.52 to 13.10		196,023 .	1.55 to 0.80	2.77	-0.55 to -1.30
.	.	.	.	.	..		.	.
Select Bond Trust Series II(*)	2019	26,549	13.85 to 13.48		369,066 .	2.05 to 0.80	2.33	7.86 to 6.52
.	2018	35,086	12.84 to 12.65		455,780 .	2.05 to 0.80	2.59	-1.43 to -2.66
.	2017	32,360	13.03 to 13.00		428,602 .	2.05 to 0.80	2.54	2.64 to 1.37
.	2016	34,035	12.82 to 12.69		442,267 .	2.05 to 0.80	2.61	2.03 to 0.77
.	2015	34,819	12.73 to 12.44		446,363 .	2.05 to 0.80	2.65	-0.75 to -1.99
.	.	.	.	.	..		.	.
Short Term Government Income Trust Series I(*)	2019	1,869	13.49 to 11.73		23,038 .	1.90 to 0.45	1.64	2.92 to 1.44

76 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Short Term Government Income Trust Series I(*)	2018	2,049	$ 13.11 to $ 11.56	$ 24,777 .	1.90 % to 0.45%	2.07%	0.38 % to -1.07%
.	2017	2,229	13.06 to 11.68	27,106 .	1.90 to 0.45	1.39	0.12 to -1.32
.	2016	2,450	13.04 to 11.84	30,066 .	1.90 to 0.45	1.54	0.12 to -1.32
.	2015	2,697	13.03 to 12.00	33,354 .	1.90 to 0.45	1.70	0.19 to -1.25
.	.	.	.	. ..	.		.
Short Term Government Income Trust Series II(*)	2019	1,683	12.20 to 11.34	19,947 .	2.05 to 1.00	1.43	2.15 to 1.09
.	2018	1,871	11.95 to 11.21	21,847 .	2.05 to 1.00	1.78	-0.37 to -1.42
.	2017	1,988	11.99 to 11.38	23,433 .	2.05 to 1.00	1.14	-0.63 to -1.66
.	2016	2,420	12.07 to 11.57	28,883 .	2.05 to 1.00	1.39	-0.55 to -1.59
.	2015	2,504	12.13 to 11.75	30,243 .	2.05 to 1.00	1.56	-0.64 to -1.68
.	.	.	.	. ..	.		.
Small Cap Index Trust Series I(*)	2019	334	36.12 to 35.33	11,902 .	1.90 to 1.40	0.97	23.31 to 22.69
.	2018	394	29.29 to 28.79	11,426 .	1.90 to 1.40	0.94	-12.66 to -13.10
.	2017	419	33.54 to 33.14	13,903 .	1.90 to 1.40	0.43	12.80 to 12.24
.	2016	468	29.73 to 29.52	13,815 .	1.90 to 1.40	1.15	19.29 to 18.70
.	2015	478	24.92 to 24.87	11,851 .	1.90 to 1.40	0.97	-5.90 to -6.37
.	.	.	.	. ..	.		.
Small Cap Index Trust Series II(*)	2019	824	43.64 to 40.78	29,572 .	2.05 to 0.45	0.77	24.22 to 22.24
.	2018	939	35.13 to 33.36	27,410 .	2.05 to 0.45	0.71	-11.95 to -13.36
.	2017	1,077	39.90 to 38.50	36,107 .	2.05 to 0.45	0.24	13.67 to 11.87
.	2016	1,276	35.10 to 34.42	38,444 .	2.05 to 0.45	0.95	20.16 to 18.26
.	2015	1,360	29.21 to 29.10	34,539 .	2.05 to 0.45	0.77	-5.22 to -6.73
.	.	.	.	. ..	.		.
Small Cap Opportunities Trust Series I(*)	2019	765	49.64 to 38.98	31,997 .	1.90 to 0.45	0.39	24.97 to 23.17
.	2018	875	39.72 to 31.65	29,574 .	1.90 to 0.45	0.41	-14.23 to -15.48
.	2017	975	46.32 to 37.44	38,837 .	1.90 to 0.45	0.41	10.58 to 8.99
.	2016	1,113	41.89 to 34.36	40,503 .	1.90 to 0.45	0.46	18.93 to 17.22
.	2015	1,308	35.22 to 29.31	40,448 .	1.90 to 0.45	0.07	-5.59 to -6.95
.	.	.	.	. ..	.		.
Small Cap Opportunities Trust Series II(*)	2019	657	36.92 to 23.13	25,692 .	2.05 to 1.00	0.17	24.01 to 22.71
.	2018	754	30.08 to 18.65	23,803 .	2.05 to 1.00	0.23	-14.88 to -15.78
.	2017	854	35.72 to 21.91	31,838 .	2.05 to 1.00	0.23	9.76 to 8.62
.	2016	941	32.88 to 19.96	32,081 .	2.05 to 1.00	0.26	18.06 to 16.83
.	2015	1,126	28.15 to 16.91	32,505 .	2.05 to 1.00	0.00	-6.28 to -7.26
.	.	.	.	. ..	.		.
Small Cap Stock Trust Series I(*)	2019	26	32.36 to 29.60	825 .	1.55 to 0.80	0.00	36.92 to 35.90
.	2018	27	23.64 to 21.78	637 .	1.55 to 0.80	0.00	-5.95 to -6.66
.	2017	29	25.13 to 23.34	718 .	1.55 to 0.80	0.00	25.46 to 24.53
.	2016	36	20.03 to 18.74	712 .	1.55 to 0.80	0.00	1.48 to 0.72
.	2015	31	19.74 to 18.61	616 .	1.55 to 0.80	0.00	-9.58 to -10.26
.	.	.	.	. ..	.		.
Small Cap Stock Trust Series II(*)	2019	791	48.37 to 38.25	31,805 .	2.05 to 0.45	0.00	37.13 to 34.95
.	2018	866	35.28 to 28.34	25,610 .	2.05 to 0.45	0.00	-5.87 to -7.37
.	2017	887	37.48 to 30.60	28,001 .	2.05 to 0.45	0.00	25.71 to 23.72
.	2016	999	29.81 to 24.73	25,360 .	2.05 to 0.45	0.00	1.68 to 0.07
.	2015	1,168	29.32 to 24.72	29,370 .	2.05 to 0.45	0.00	-9.46 to -10.90
.	.	.	.	. ..	.		.
Small Cap Value Trust Series I(*)	2019	22	33.72 to 30.84	739 .	1.55 to 0.80	0.59	25.51 to 24.58
.	2018	23	26.86 to 24.76	617 .	1.55 to 0.80	0.68	-13.20 to -13.85
.	2017	24	30.95 to 28.74	727 .	1.55 to 0.80	0.93	2.91 to 2.14
.	2016	26	30.08 to 28.14	761 .	1.55 to 0.80	0.70	21.69 to 20.79
.	2015	29	24.71 to 23.29	699 .	1.55 to 0.80	0.46	-2.14 to -2.88
.	.	.	.	. ..	.		.
Small Cap Value Trust Series II(*)	2019	727	33.39 to 23.53	24,815 .	2.05 to 1.00	0.38	25.08 to 23.77
.	2018	825	26.98 to 18.82	22,710 .	2.05 to 1.00	0.45	-13.53 to -14.44
.	2017	1,004	31.53 to 21.76	32,188 .	2.05 to 1.00	0.72	2.47 to 1.40
.	2016	1,187	31.10 to 21.24	37,335 .	2.05 to 1.00	0.49	21.23 to 19.97
.	2015	1,254	25.92 to 17.52	32,752 .	2.05 to 1.00	0.24	-2.55 to -3.57
.	.	.	.	. ..	.		.
Small Company Value Trust Series I(*)	2019	765	50.94 to 44.91	38,287 .	1.90 to 1.40	0.85	23.78 to 23.16
.	2018	840	41.15 to 36.46	34,015 .	1.90 to 1.40	0.36	-14.16 to -14.59
.	2017	969	47.94 to 42.69	45,720 .	1.90 to 1.40	0.23	9.95 to 9.40
.	2016	1,134	43.61 to 39.02	48,702 .	1.90 to 1.40	0.77	30.48 to 29.83
.	2015	1,276	33.42 to 30.06	42,043 .	1.90 to 1.40	1.30	-6.91 to -7.38
.	.	.	.	. ..	.		.
Small Company Value Trust Series II(*)	2019	973	42.49 to 23.84	38,190 .	2.05 to 1.00	0.66	23.97 to 22.68
.	2018	1,082	34.63 to 19.23	34,596 .	2.05 to 1.00	0.17	-13.96 to -14.87
.	2017	1,224	40.68 to 22.35	45,916 .	2.05 to 1.00	0.21	10.15 to 9.01
.	2016	1,433	37.32 to 20.29	49,189 .	2.05 to 1.00	0.58	30.73 to 29.37
.	2015	1,591	28.85 to 15.52	41,844 .	2.05 to 1.00	0.94	-6.73 to -7.70
.	.	.	.	. ..	.		.
Strategic Income Opportunities Trust Series I(*)	2019	1,168	28.10 to 22.39	28,057 .	1.90 to 0.45	2.71	10.41 to 8.82
.	2018	1,319	25.45 to 20.58	28,929 .	1.90 to 0.45	3.60	-5.46 to -6.83
.	2017	1,590	26.92 to 22.08	37,169 .	1.90 to 0.45	3.10	5.12 to 3.61
.	2016	1,725	25.61 to 21.32	38,766 .	1.90 to 0.45	2.35	4.65 to 3.14
.	2015	1,924	24.47 to 20.67	41,768 .	1.90 to 0.45	2.38	0.76 to -0.69
.	.	.	.	. ..	.		.
Strategic Income Opportunities Trust Series II(*)	2019	1,383	21.48 to 14.97	30,786 .	2.05 to 1.00	2.50	9.65 to 8.50

77 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Strategic Income Opportunities Trust Series II(*)	2018	1,489	$ 19.80 to $ 13.65		$ 30,584 .	2.05 % to 1.00%	3.43%	-6.23 % to -7.22%
.	2017	1,748	21.34 to 14.56		38,635 .	2.05 to 1.00	2.91	4.32 to 3.24
.	2016	1,846	20.67 to 13.96		39,250 .	2.05 to 1.00	2.14	3.94 to 2.85
.	2015	2,111	20.09 to 13.43		43,541 .	2.05 to 1.00	2.20	0.01 to -1.04
.	.	.	.	.	..		.	.
Total Bond Market Series Trust NAV(*)	2019	6,564	14.00 to 13.26		91,184 .	1.55 to 0.80	2.30	7.44 to 6.63
.	2018	6,904	13.03 to 12.44		89,339 .	1.55 to 0.80	2.67	-1.04 to -1.79
.	2017	8,001	13.17 to 12.67		104,753 .	1.55 to 0.80	2.81	2.52 to 1.75
.	2016	8,492	12.84 to 12.45		108,577 .	1.55 to 0.80	2.63	1.63 to 0.87
.	2015	8,801	12.64 to 12.34		110,833 .	1.55 to 0.80	2.65	-0.50 to -1.24
.	.	.	.	.	..		.	.
Total Bond Market Trust Series II(*)	2019	4,043	14.10 to 12.53		52,973 .	2.10 to 0.45	2.12	7.54 to 5.78
.	2018	4,408	13.11 to 11.84		54,255 .	2.10 to 0.45	2.34	-0.94 to -2.57
.	2017	4,595	12.82 to 12.16		57,667 .	2.10 to 1.00	2.50	2.06 to 0.94
.	2016	5,640	12.56 to 12.04		69,701 .	2.10 to 1.00	2.39	1.17 to 0.06
.	2015	5,155	12.42 to 12.05		63,180 .	2.05 to 1.00	2.65	-0.94 to -1.98
.	.	.	.	.	..		.	.
Total Stock Market Index Trust Series I(*)	2019	1,486	36.07 to 33.26		44,393 .	1.90 to 0.45	1.54	29.05 to 27.19
.	2018	1,668	27.95 to 26.15		39,008 .	1.90 to 0.45	1.15	-6.13 to -7.49
.	2017	1,892	29.78 to 28.26		47,614 .	1.90 to 0.45	1.72	20.05 to 18.33
.	2016	501	23.89 to 21.17		10,728 .	1.90 to 1.40	1.43	10.82 to 10.27
.	2015	550	21.66 to 19.10		10,649 .	1.90 to 1.40	1.10	-2.02 to -2.51
.	.	.	.	.	..		.	.
Total Stock Market Index Trust Series II(*)	2019	967	40.76 to 18.71		36,134 .	2.05 to 1.00	1.35	28.12 to 26.78
.	2018	1,098	32.15 to 14.61		32,265 .	2.05 to 1.00	0.95	-6.86 to -7.84
.	2017	1,220	34.89 to 15.68		38,772 .	2.05 to 1.00	1.19	19.13 to 17.89
.	2016	1,153	29.59 to 13.16		31,020 .	2.05 to 1.00	1.25	9.88 to 5.30
.	2015	1,236	26.93 to 25.22		30,186 .	2.05 to 1.40	1.09	-2.21 to -2.85
.	.	.	.	.	..		.	.
Ultra Short Term Bond Trust Series I(*)	2019	775	12.35 to 11.51		9,489 .	1.55 to 0.80	1.63	2.29 to 1.53
.	2018	860	12.07 to 11.34		10,300 .	1.55 to 0.80	2.06	0.59 to -0.17
.	2017	728	12.00 to 11.35		8,671 .	1.55 to 0.80	1.65	-0.14 to -0.89
.	2016	906	12.02 to 11.46		10,817 .	1.55 to 0.80	1.65	-0.28 to -1.02
.	2015	771	12.05 to 11.57		9,255 .	1.55 to 0.80	1.36	-0.83 to -1.57
.	.	.	.	.	..		.	.
Ultra Short Term Bond Trust Series II(*)	2019	18,954	12.63 to 10.71		216,056 .	2.10 to 0.35	1.78	2.55 to 0.78
.	2018	15,671	12.31 to 10.63		176,623 .	2.10 to 0.35	1.53	0.84 to -0.92
.	2017	16,588	12.21 to 10.73		187,373 .	2.10 to 0.35	1.34	0.11 to -1.62
.	2016	21,661	12.20 to 10.90		246,916 .	2.10 to 0.35	1.36	-0.03 to -1.76
.	2015	19,420	12.20 to 11.10		223,573 .	2.10 to 0.35	1.26	-0.50 to -2.23
.	.	.	.	.	..		.	.
Value Opportunities	2019	33	148.61 to 41.87		2,961 .	1.80 to 1.40	1.54	26.98 to 26.47
.	2018	40	117.04 to 33.11		2,680 .	1.80 to 1.40	1.11	-7.84 to -8.21
.	2017	42	126.98 to 36.07		3,120 .	1.80 to 1.40	0.71	12.27 to 11.83
.	2016	53	113.10 to 32.25		3,310 .	1.80 to 1.40	0.10	21.74 to 21.25
.	2015	63	92.91 to 26.60		3,114 .	1.80 to 1.40	0.09	-8.06 to -8.43

78 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.Unit Values (continued):

(*)Sub-account that invests in affiliated Trust.

(a)As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as "Revenue from underlying fund (12b-1, STA, Other)" and "Revenue from Sub-account" (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

79 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code ("the Code"). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

80 of 80

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements
(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]
(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]
(b)	Exhibits
(1)	(i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to the registration statement, file number 333-70728, filed January 2, 2002.
(2)	Agreements for custody of securities and similar investments - Not Applicable.
(3)	(i)	Underwriting Agreement dated August 10, 1995 - Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.
(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iv)	Form of Amendment to General Agent and Broker-Dealer Selling Agreement (amended with respect to GIFL Rollover Annuity and IRA Rollover Program), incorporated by reference to Exhibit 24(b)(3)(v) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.
(4)	(i)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 200.08. Incorporated by reference to Exhibit (b)(4)(i) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(ii)	Specifications Pages for Venture 200.08 for Roth IRA Incorporated by reference to Exhibit (b)(4)(ii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(iii)	Specifications Pages for Venture 200.08 for traditional IRA Incorporated by reference to Exhibit (b)(4)(iii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(iv)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 201.08. Incorporated by reference to Exhibit (b)(4)(iv) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(v)	Specifications Pages for Venture 201.08 for Roth IRA Incorporated by reference to Exhibit (b)(4)(v) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(vi)	Specifications Pages for Venture 201.08 for traditional IRA Incorporated by reference to Exhibit (b)(4)(vi) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(vii)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 202.08. Incorporated by reference to Exhibit (b)(4)(vii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(viii)	Specifications Pages for Venture 201.08 for Roth IRA. Incorporated by reference to Exhibit (b)(4)(viii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(ix)	Specifications Pages for Venture 201.08 for traditional IRA. Incorporated by reference to Exhibit (b)(4)(ix) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(5)	(i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating. Incorporated by reference to Exhibit (b)(5)(i) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.
(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.
(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.
(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.
(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.
(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit (b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.
(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, Incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.
(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.
(7)	Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.
(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:
(a)	(i)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(ii)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(b)	(i)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(c)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.
(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds

Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.
(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered, incorporated by reference to Exhibit (b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.
(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(11)	All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.
(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.
(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.
(14)	Financial Data Schedule - NOT APPLICABLE.
(15)	(i)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen—Incorporated by reference to Exhibit 24(b)(15)(a) to Post-Effective Amendment No. 5 to Form N-4 of this registration statement, file number 333-149421, filed April 30, 2010.
(ii)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 7 to this Registration Statement, File No. 333-149421, filed August 2, 2010.
(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-149421, filed May 2, 2011.
(iv)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 10 to this Registration Statement, File No. 333-149421, filed on March 28, 2013.
(v)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 12 to this Registration Statement, File No. 333-149421, filed on March 31, 2014.
(vi)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15)(vi) to Post-Effective Amendment No. 15 to this Registration Statement, File No. 333-149421, filed on April 28, 2017.
(vii)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(vii) to Post-Effective Amendment No. 16 to this Registration Statement, file No. 333-149421, filed on April 27, 2018.
(viii)	Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(15)(viii) to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-149421, filed on April 26, 2019.
(ix)	Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(x)	Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xi)	Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
Item 25. Directors and Officers of the Depositor.
Officers and Directors of John Hancock Life Insurance Company (U.S.A.) Effective as of March 25, 2020
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President

Name and Principal Business Address	Position with Depositor
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 200 Berkeley Street Boston, MA 02116	Director
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad**	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Shamus Weiland*	Chief Information Officer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Paul Boyne**
Jon Bourgault**	Senior Counsel
Ian B. Brodie**

Name and Principal Business Address	Position with Depositor
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Rick A. Carlson*
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
Brian Collins*
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Robert Donahue*
Jeffrey Duckworth*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Carl O. Fowler**
Scott Francolini*
Paul Gallagher**
Thomas C. Goggins**
Susan Ghalili*
Jeffrey N. Given**
Howard C. Greene**
Christopher Griswold*
Erik Gustafson**
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Frank Knox**	CCO – Retail Funds
Hung Ko***	Treasury
Diane R. Landers**
Michael Landolfi**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Kevin McGuire*
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*

Name and Principal Business Address	Position with Depositor
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Todd Renneker**
Charles A. Rizzo**
Robert William Rizzo*
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Ronald J. Rovner*
Devon Russell*
Thomas Samoluk**
Emory W. Sanders*
Jeffrey R. Santerre**
Martin C. Schafer*
Dolores (Dee Dee) Schreitmueller*
Christopher L. Sechler**
Thomas Shea**
Gordon Shone**
Susan Simi**
Darren Smith**
Rob Stanley*
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*	Controller
Peter de Vries*
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Sameh Youssef*
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2019, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2019

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Limited (Canada)
Manulife Investment Management Limited (Canada)
BIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.) Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
Manulife Holdings Berhad (Malaysia)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Asset Management (Japan) Limited will change its name to Manulife Investment Management (Japan) Limited in April, 2020
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.
As of March 31, 2020, there were 513 qualified and 34 non-qualified contracts of the series offered hereby outstanding.
Item 28. Indemnification.
Article XIV of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters.
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Brian Collins**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 30. Location of Accounts and Records.
All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.
Item 31. Management Services.
None.
Item 32. Undertakings.
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.
(c) Undertakings Pursuant to Item 32 of Form N-4
(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;
(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and
(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 24th day of April, 2020.
John Hancock Life Insurance Company (U.S.A.) Separate Account H (Registrant)
By:	John Hancock Life Insurance Company (U.S.A.) (Depositor)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President
John Hancock Life Insurance Company (U.S.A.)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President

SIGNATURES
As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 24th day of April, 2020.
Signature	Title
/s/ Marianne Harrison Marianne Harrison	Chair and President (Principal Executive Officer)
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
* Henry H. Wong	Director
*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX
Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm